UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

71 South Wacker Drive

Chicago, Illinois 60606

August 15, 2013

Dear Shareholder or Variable Contract Owner:

You are cordially invited to attend a Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) to be held on October 15, 2013, at 4:00 p.m. (Eastern time), at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, 21st Floor—Room N2, Jersey City, New Jersey, 07302. Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of fund shares, such as a copy of your proxy voting card, voting instruction form or brokerage statement showing your holdings of fund shares, will be required for admission.

At this important meeting, you will be asked to consider and act upon one or more of the following proposals.

Proposal 1 is to be voted upon by all Shareholders of each series of the Trusts (each, a “Fund” and, collectively, the “Funds”):

Proposal 1.	To elect five Trustees of the Trusts.

Proposal 2 is to be voted upon only by Shareholders of Goldman Sachs BRIC (Brazil, Russia, India, China) Fund and Goldman Sachs N-11 Equity Fund, each a series of GST:

Proposal 2.	To approve a change to each Fund’s concentration policy to permit (but not require) the Fund to invest up to 35% of its total assets in the securities of issuers conducting their principal business activities in the same industry if, at the time of investment, that industry represents 20% or more of the Fund’s benchmark index.

Proposal 3 is to be voted upon only by Shareholders of Goldman Sachs Financial Square Money Market Fund, a series of GST, and Goldman Sachs Money Market Fund, a series of GSVIT:

Proposal 3.	To approve a change to each Fund’s concentration policy to permit (but not require) the Fund to invest more than 25% of its total assets in obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such bank obligations.

Proposal 4 is to be voted upon only by Shareholders of Goldman Sachs Concentrated International Equity Fund, a series of GST:

Proposal 4.	To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

Proposal 5 is to be voted upon by all Shareholders of each Fund:

Proposal 5.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

A formal Notice of Special Meeting and Joint Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy card and voting instruction form is enclosed for your use. You should read the Joint Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. The Boards of Trustees of the Trusts recommend that you vote “FOR” each of the proposals with respect to your Fund(s). However, before you vote, please read the Joint Proxy Statement for a complete description of the proposals. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card or voting instruction form promptly or by using the Internet or telephone voting options as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact the Trusts at 1-800-621-2550. Your prompt response will help reduce proxy costs—which are paid by the Funds and their Shareholders—and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

James A. McNamara

President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY

CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

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Important Information to Help You Understand and Vote on the Proposals – Questions and Answers

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	What is the purpose of this proxy solicitation?

A:	The purpose of this proxy solicitation is: (i) to ask Shareholders of each Fund to vote on the election of five members of the Boards of Trustees (the “Board”) of the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”); (ii) with respect to the Goldman Sachs BRIC (Brazil, Russia, India, China) Fund and Goldman Sachs N-11 Equity Fund, to approve a change to each Fund’s concentration policy; (iii) with respect to the Goldman Sachs Financial Square Money Market Fund and Goldman Sachs Money Market Fund, to approve a change to each Fund’s concentration policy; and (iv) with respect to the Goldman Sachs Concentrated International Equity Fund, to approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 (“1940 Act”) from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

QUESTIONS SPECIFIC TO THE PROPOSALS

PROPOSAL 1 — ELECTION OF TRUSTEES

Q:	Why am I being asked to vote for Trustees?

A:	You are being asked to elect each of the following five nominees to serve as Trustees of each of GST and GSVIT: Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara and Roy W. Templin (each, a “Nominee” and, collectively, the “Nominees”). These five individuals have not previously been elected by shareholders of the Trusts.

Each of Messrs. Burke and LoRusso has served (and currently serves) as a Trustee of each Trust since originally appointed in 2010. Mr. McNamara has served (and currently serves) as a Trustee of each Trust since originally appointed in 2007. The two non-incumbent Nominees – Messrs. Markley and Templin – were unanimously approved by the Board to stand for election, upon a recommendation from each Trust’s Governance and Nominating Committee, as part of the Committee’s succession planning process.

Information about each of the Nominees, including age, principal occupations during the past five years and other information, such as the Nominee’s experience, qualifications, attributes or skills, is set forth in the Joint Proxy Statement.

While the Board can ordinarily appoint new Trustees without a Shareholder vote, the Board cannot do so if, after such appointment, fewer than two-thirds of the Trustees would have been elected by Shareholders. If the two non-incumbent Nominees were appointed to the Board, the number of Trustees elected by Shareholders would represent fewer than two-thirds of the members of the Board. Accordingly, a Shareholder meeting to elect the two non-incumbent Nominees is required. Additionally, the Board believes this is an appropriate time for the incumbent Trustees that were previously appointed (rather than elected) to stand for election. Electing these five Nominees would give the Board additional flexibility in the future to appoint a limited number of additional new Trustees, if necessary, without incurring the costs of holding one or more expensive Shareholder meetings. Your vote is important and can make a difference in the governance of the Funds.

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Q:	How were the Nominees chosen?

A:	Each Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills of the Nominees and criteria for new Trustees. The Governance and Nominating Committee is comprised exclusively of those Trustees who are not “interested persons” of the Trusts, as that term is defined in the 1940 Act, the primary Federal statute regulating mutual funds (the “Independent Trustees”). The Governance and Nominating Committee conducted a search for qualified candidates for Board membership, interviewed candidates extensively and sought nominees who were both qualified and who would bring relevant expertise to the Board.

Q:	If the Nominees are elected by Shareholders, how many Board members will sit on the Board?

A:	If each Nominee is elected, the Board of each of the Trusts will consist of the same eleven Trustees, nine of whom would be Independent Trustees. Nine of these individuals currently serve as Trustees and two will be new to the Board. Although not required by the 1940 Act to do so, for many years at least 75% of the Board has been comprised of Independent Trustees. If each Nominee is elected, nine of the eleven Trustees will be Independent Trustees (approximately 82%).

Q.	Will the proposed changes result in higher fund expenses?

A:	Each Fund’s expenses will increase by a relatively immaterial amount. Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trusts and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee. The Board currently has seven Independent Trustees and two interested Trustees. If each Nominee is elected, two additional individuals would serve on the Board of each of the Trusts, each of whom would be Independent Trustees. Accordingly, the cost of Trustee compensation to each Fund will increase if each Nominee is elected. The amount of this increase to each individual Fund is expected to be immaterial.

PROPOSAL 2 — TO APPROVE A CHANGE TO THE CONCENTRATION POLICY OF THE GOLDMAN SACHS BRIC (BRAZIL, RUSSIA, INDIA, CHINA) FUND AND GOLDMAN SACHS N-11 EQUITY FUND TO PERMIT (BUT NOT REQUIRE) EACH FUND TO INVEST UP TO 35% OF ITS TOTAL ASSETS IN THE SECURITIES OF ISSUERS CONDUCTING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY IF, AT THE TIME OF INVESTMENT, THAT INDUSTRY REPRESENTS 20% OR MORE OF THE FUND’S BENCHMARK INDEX.

Q:	Why am I being asked to approve a change to the concentration policy of the Goldman Sachs BRIC Fund and Goldman Sachs N-11 Equity Fund?

A:	The 1940 Act requires mutual funds, such as the Goldman Sachs BRIC Fund and Goldman Sachs N-11 Equity Fund, to have “fundamental” policies governing certain of their investment practices. An investment policy is “fundamental” if it cannot be changed or deviated from without shareholder approval. One required fundamental policy relates to a fund’s ability to “concentrate” its investments in a particular industry or group of industries. The 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission (the “SEC”) and its staff have taken the position that a fund is concentrated in a particular industry or group of industries if the fund invests or proposes to invest more than 25% of its assets in a particular industry or group of industries.

Currently, each Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Board, subject to Shareholder approval, has approved an amendment to each Fund’s concentration policy to permit (but not require) the Fund to invest up to 35% of its total assets in the securities of issuers conducting their principal business activities in the same industry if, at the time of investment, that industry represents 20% or more of the Fund’s benchmark index, which is described on page 26 of the Joint Proxy Statement.

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The proposed amendment to each Fund’s concentration policy would provide the Funds with greater flexibility to take advantage of investment opportunities in certain “emerging market” countries, subject to the objective limits set forth above which tie such concentration to representation of an industry or industries in each Fund’s benchmark index.

PROPOSAL 3 — TO APPROVE A CHANGE TO THE CONCENTRATION POLICY OF THE GOLDMAN SACHS FINANCIAL SQUARE MONEY MARKET FUND AND GOLDMAN SACHS MONEY MARKET FUND TO PERMIT (BUT NOT REQUIRE) EACH FUND TO INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN OBLIGATIONS (OTHER THAN COMMERCIAL PAPER) ISSUED OR GUARANTEED BY U.S. BANKS AND U.S. BRANCHES OF U.S. OR FOREIGN BANKS AND REPURCHASE AGREEMENTS AND SECURITIES LOANS COLLATERALIZED BY SUCH BANK OBLIGATIONS.

Q:	Why am I being asked to approve a change to the concentration policy of the Goldman Sachs Financial Square Money Market Fund and Goldman Sachs Money Market Fund?

A:	As noted above, the 1940 Act requires mutual funds, such as the Goldman Sachs Financial Square Money Market Fund and Goldman Sachs Money Market Fund, to have “fundamental” policies governing certain of their investment practices. An investment policy is “fundamental” if it cannot be changed or deviated from without shareholder approval. One required fundamental policy relates to a fund’s ability to “concentrate” its investments in a particular industry or group of industries. The SEC and its staff have taken the position that a fund is concentrated in a particular industry or group of industries if the fund invests or proposes to invest more than 25% of its assets in a particular industry or group of industries.

Currently, the Goldman Sachs Financial Square Money Market Fund’s concentration policy requires the Fund to invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. Similarly, the Goldman Sachs Money Market Fund’s concentration policy requires the Fund to invest more than 25% of its total assets in bank obligations (whether foreign or domestic). However, each Fund’s concentration policy provides a limited exception for temporary defensive investments. The Board, subject to Shareholder approval, has approved an amendment to each Fund’s concentration policy to permit – but not require – the Fund to invest more than 25% of its total assets in obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such bank obligations.

PROPOSAL 4 — TO APPROVE A CHANGE TO THE GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND’S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED.”

Q:	Why am I being asked to approve a change to the sub-classification of the Goldman Sachs Concentrated International Equity Fund from diversified to non-diversified?

A:	The Goldman Sachs Concentrated International Equity Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund is generally limited as to the amount it may invest in any single issuer.

The Board, subject to Shareholder approval, has approved a change to the Fund’s sub-classification under the 1940 Act to a “non-diversified” company and to eliminate the Fund’s related investment restriction. Changing the Fund’s status to non-diversified would provide Goldman Sachs Asset Management International, the Fund’s investment adviser, with enhanced flexibility to manage the assets of the Fund. The portfolio managers of the Fund believe that, by investing a greater portion of the Fund’s assets in fewer issuers, they will be better able to meet the Fund’s investment objective. In order to concentrate in such a manner, the portfolio managers believe it is important to have the additional flexibility that a non-diversified fund provides.

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GENERAL QUESTIONS

Q:	What are the Board’s recommendations?

A:	The Board recommends that all Shareholders vote “FOR” each Proposal.

Q:	What happens if Shareholders do not approve one or more of the Proposals?

A:	If shareholders do not approve one or more of the Proposals, the Board will take such actions as it deems necessary or appropriate in the best interests of the respective Fund’s/Funds’ Shareholders based on the facts and circumstances.

Q:	Will my vote make a difference?

A:	Yes! Your vote is needed to ensure that the Proposals can be acted upon. We encourage all Shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card or voting instruction form, on the Internet or over the phone, each as discussed immediately below, will help save the costs of any further solicitations. Your vote is important!

Q:	How can I vote?

A:	Shareholders and variable contract holders can vote in any one of four ways:

•	By mailing the enclosed proxy card or voting instruction form after signing and dating;

•	Over the Internet by going to the website indicated on your proxy card or voting instruction form;

•	By telephone, with a toll free call to the number on your proxy card or voting instruction form; or

•	In person at the Meeting.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card or voting instruction form, or by telephone by calling the toll-free number on your enclosed proxy card or voting instruction form, in each case using the voting control number that appears on your proxy card or voting instruction form. These voting methods will save your Fund money. However, whichever method you choose, please take the time to read the Joint Proxy Statement before you vote.

Q:	I plan to vote by mail. How should I sign my proxy card or voting instruction form?

A:	Please see the instructions at the end of the Notice of Special Meeting, which is enclosed.

Q:	I plan to vote over the Internet. How does Internet voting work?

A:	To vote over the Internet, please log on to the website indicated on your proxy card or voting instruction form and follow the instructions provided on the voting website.

Q:	I plan to vote by telephone. How does telephone voting work?

A:	To vote by telephone, please call toll free the number on your proxy card or voting instruction form from within the United States and follow the instructions provided during your call.

Q:	Whom should I call with questions?

A:	If you have any additional questions about the Joint Proxy Statement or the upcoming Meeting, please contact the Trusts at 1-800-621-2550.

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Q:	What is the relationship between the proxy solicitor, Broadridge Financial Solutions, Inc., and the Trusts?

A:	The Trusts have retained an outside firm that specializes in proxy solicitation to assist it with the proxy solicitation process, including the mailing of this Joint Proxy Statement, the collection of the proxies, and with any necessary follow up. A proxy solicitor may contact Shareholders on behalf of the Trusts, but is not permitted to use personal information about Shareholders for other purposes.

THE ATTACHED JOINT PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION

ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

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GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

71 South Wacker Drive

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING

To Be Held On October 15, 2013

August 15, 2013

To the Shareholders of the Goldman Sachs Trust (“GST”) and owners, annuitants or beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by life insurance companies (the “Life Companies”) having separate accounts (the “Accounts”) that invest in shares of a series of the Goldman Sachs Variable Insurance Trust (“GSVIT,” and, together with GST, the “Trusts”) who are entitled to give voting instructions in connection with their variable contracts:

A Special Meeting (the “Meeting”) of the Trusts will be held on October 15, 2013, at 4:00 p.m. (Eastern time), at the offices of Goldman Sachs Asset Management, L.P. (“GSAM”), located at 30 Hudson Street, 21st Floor—Room N2, Jersey City, New Jersey, 07302 for the following purposes:

Proposal 1 is to be voted upon by all Shareholders of each series of the Trusts (each, a “Fund” and, collectively, the “Funds”):

Proposal 1.	To elect five Trustees of the Trusts.

Proposal 2 is to be voted upon only by Shareholders of Goldman Sachs BRIC (Brazil, Russia, India, China) Fund and Goldman Sachs N-11 Equity Fund, each a series of GST:

Proposal 2.	To approve a change to each Fund’s concentration policy to permit (but not require) the Fund to invest up to 35% of its total assets in the securities of issuers conducting their principal business activities in the same industry if, at the time of investment, that industry represents 20% or more of the Fund’s benchmark index.

Proposal 3 is to be voted upon only by Shareholders of Goldman Sachs Financial Square Money Market Fund, a series of GST, and Goldman Sachs Money Market Fund, a series of GSVIT:

Proposal 3.	To approve a change to each Fund’s concentration policy to permit (but not require) the Fund to invest more than 25% of its total assets in obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such bank obligations.

Proposal 4 is to be voted upon only by Shareholders of Goldman Sachs Concentrated International Equity Fund, a series of GST:

Proposal 4.	To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

Proposal 5 is to be voted upon by all Shareholders of each Fund:

Proposal 5.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The matters referred to above are discussed in the Joint Proxy Statement attached to this Notice. Goldman, Sachs & Co., GSAM, the Life Companies and the Accounts are the only shareholders of GSVIT. Each Life Company hereby solicits and agrees to vote the shares of a GSVIT Fund at the Meeting, and, as applicable, in accordance with timely instructions received from owners of variable contracts issued by it and having contract values allocated to one of its Accounts invested in such shares. Shareholders and variable contract owners of record at the close of business on August 5, 2013, the record date for the Meeting, are entitled to receive notice of and to vote, or instruct the Life Company that issued the contract as to the manner in which shares of a GSVIT Fund attributable to the contract should be voted, at the Meeting and at any postponements or adjournments thereof. Each Shareholder and variable contract owner is invited to attend the Meeting in person. Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card, voting instruction form or brokerage statement showing your holdings of Fund shares, will be required for admission. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card or voting instruction form in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Boards of Trustees

of Goldman Sachs Trust and Goldman Sachs

Variable Insurance Trust

Caroline Kraus

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card or voting instruction form, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card or voting instruction form but give no voting instructions, your shares will be voted “FOR” all of the proposals indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card or voting instruction form and follow the on-screen instructions on the website.

To vote by telephone, please call the toll-free number found on your proxy card or voting instruction form from within the United States, and follow the recorded instructions (shareholders outside the United States should vote via the Internet or by submitting a proxy card or voting instruction form instead).

You may revoke your proxy or voting instruction form at any time at or before the Meeting, by submitting to the Secretary of the Trusts at the Trusts’ principal executive offices a written notice of revocation or subsequently executed proxy or voting instruction form or by attending the Meeting and electing to vote in person.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Trusts involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

TABLE OF CONTENTS

Page
SPECIAL MEETING OF GOLDMAN SACHS TRUST AND GOLDMAN SACHS VARIABLE INSURANCE TRUST	1

PROPOSAL 1 ELECTION OF TRUSTEES	9

PROPOSAL 2 TO APPROVE A CHANGE TO EACH FUND’S CONCENTRATION POLICY TO PERMIT (BUT NOT REQUIRE) THE FUND TO INVEST UP TO 35% OF ITS TOTAL ASSETS IN THE SECURITIES OF ISSUERS CONDUCTING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY IF, AT THE TIME OF INVESTMENT, THAT INDUSTRY REPRESENTS 20% OR MORE OF THE FUND’S BENCHMARK INDEX (GOLDMAN SACHS BRIC FUND AND GOLDMAN SACHS N-11 EQUITY FUND)	26

PROPOSAL 3 TO APPROVE A CHANGE TO EACH FUND’S CONCENTRATION POLICY TO PERMIT (BUT NOT REQUIRE) THE FUND TO INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN OBLIGATIONS (OTHER THAN COMMERCIAL PAPER) ISSUED OR GUARANTEED BY U.S. BANKS AND U.S. BRANCHES OF U.S. OR FOREIGN BANKS AND REPURCHASE AGREEMENTS AND SECURITIES LOANS COLLATERALIZED BY SUCH BANK OBLIGATIONS (GOLDMAN SACHS FINANCIAL SQUARE MONEY MARKET FUND AND GOLDMAN SACHS MONEY MARKET FUND)	29

PROPOSAL 4 TO APPROVE A CHANGE TO THE FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE A RELATED FUNDAMENTAL INVESTMENT RESTRICTION (GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND)	31

PROPOSAL 5 TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF	33

OFFICERS OF THE TRUSTS	34

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	39

VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND APPROVAL OF OTHER MATTERS AT THE MEETING	43

SHAREHOLDER PROPOSALS	44

ADDITIONAL INFORMATION	44

EXHIBIT A OUTSTANDING SHARES OF EACH FUND	A-1

EXHIBIT B FIVE PERCENT SHAREHOLDERS	B-1

EXHIBIT C NOMINATING COMMITTEE CHARTER	C-1

SPECIAL MEETING

OF

GOLDMAN SACHS TRUST

AND

GOLDMAN SACHS VARIABLE INSURANCE TRUST

71 South Wacker Drive

Chicago, Illinois 60606

JOINT PROXY STATEMENT

August 15, 2013

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees of the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) for use at the Trusts’ Special Meeting to be held at the offices of Goldman Sachs Asset Management, L.P. (“GSAM” or “Investment Adviser”), located at 30 Hudson Street, 21st Floor—Room N2, Jersey City, New Jersey, 07302, on October 15, 2013, at 4:00 p.m. (Eastern time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card, voting instruction form or brokerage statement showing your holdings of Fund shares, will be required for admission. This Joint Proxy Statement, the accompanying Notice of Special Meeting, and the accompanying proxy card and voting instruction form (or, if applicable, the appropriate notice of where to access these materials) are being mailed to Shareholders on or about August 22, 2013.

This Joint Proxy Statement is also being furnished by certain life insurance companies (the “Life Companies”) to owners, annuitants or beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by a Life Company and having contract assets on the record date allocated to a separate account of a Life Company that has invested in shares of a series of GSVIT (an “Account”).

The Trustees have fixed the close of business on August 5, 2013 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the respective Trusts on the Record Date are entitled to one vote per share at the Meeting. Exhibit A to this Joint Proxy Statement sets forth the number of shares of beneficial interest of each investment portfolio (“Fund”) of the Trusts outstanding as of the Record Date. Exhibit B to this Joint Proxy Statement sets forth the persons who owned beneficially more than 5% of any class of a Fund as of June 30, 2013.

Goldman, Sachs & Co., GSAM, the Life Companies and the Accounts are the only shareholders of GSVIT. Each Life Company hereby solicits and agrees to vote the shares of a series of GSVIT at the Meeting, and, as applicable, in accordance with timely instructions received from persons entitled to give voting instructions under variable contracts issued by it and having contract values allocated to one of its Accounts invested in shares of a series of GSVIT. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct the Life Company that issued your contract as to the manner in which shares of a series of GSVIT attributable to your contract should be voted. The Life Companies will vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for” or “withhold authority”) to those shares for which instructions are received. As a result, a small number of variable contract owners could determine the outcome of the vote if other owners fail to vote. GSAM will vote shares of GSVIT that it owns, if any, in proportion to the votes cast by the Life Companies on behalf of variable contract owners.

It is expected that the solicitation of proxies will be primarily by mail. However, some Shareholders will not automatically receive a copy of this Joint Proxy Statement in the mail, but will instead receive a notice that informs them how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. Instead, these Shareholders can access the proxy materials at www.proxyvote.com to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge. Trusts’ officers, and personnel of the Funds’ investment advisers and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If a Trust records votes through the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

The Funds will pay their respective share of the expenses associated with this Joint Proxy Statement and solicitation, in a manner agreed upon by the Boards of Trustees. However, GSAM has agreed to reimburse a Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Trusts is estimated to be approximately $3.9 million, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card or voting instruction form in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card or voting instruction form and follow the instructions as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact the Trusts at 1-800-621-2550. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or voting instruction form or, if no instructions are marked on the returned proxy card or voting instruction form, the proxy card or voting instruction form will be voted: “FOR” the election of the Trustee Nominees described in this Joint Proxy Statement; “FOR” Proposal 2, Proposal 3 and/or Proposal 4, if applicable; and in the discretion of the persons named as proxies, in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Trusts at the Trusts’ principal executive offices a written notice of revocation or subsequently executed proxy or voting instruction form or by attending the Meeting and electing to vote in person.

If (i) you are a member of a household in which multiple Shareholders of any of the Trusts share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Joint Proxy Statement, or the Notice of Internet Availability of Proxy Materials unless your broker or bank previously received contrary instructions from a Shareholder in your household. If you are part of a household that has received only one copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, your respective Trust will deliver promptly a separate copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials to you upon written or oral request. To receive a separate copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, please contact the Trusts by calling toll free 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING TO BE HELD ON OCTOBER 15, 2013

This Joint Proxy Statement is available online at www.proxyvote.com (please have the control number found on your proxy card or voting instruction form ready when you visit this website). IN ADDITION, COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. EACH TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: GOLDMAN SACHS TRUST OR GOLDMAN SACHS VARIABLE INSURANCE TRUST, P.O. BOX 06050, CHICAGO, ILLINOIS 60606-6306; OR BY TELEPHONE TOLL-FREE AT: 1-800-621-2550.

PROPOSAL 1

ELECTION OF TRUSTEES

All Funds listed in Exhibit A

Proposal 1 relates to the election of members of the Boards of Trustees of the Trusts (the “Board”). You are being asked to elect each of the following five nominees to serve as Trustees of each of GST and GSVIT: Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara and Roy W. Templin (each, a “Nominee” and, collectively, the “Nominees”). These five individuals have not previously been elected by shareholders of those Trusts.

In 2007, eight Trustees were elected by Shareholders of the Trusts. However, two of those Trustees no longer serve on the Board. Each of Messrs. Burke and LoRusso has served (and currently serves) as a Trustee of each Trust since originally appointed in 2010. Mr. McNamara has served (and currently serves) as a Trustee of each Trust since originally appointed in 2007. The other two Nominees – Messrs. Markley and Templin – do not currently serve on the Board. However, effective June 13, 2013, the Board unanimously appointed Messrs. Markley and Templin to serve on each Trust’s Advisory Board pending their election as Trustees. Messrs. Markley and Templin were unanimously approved by the Board, including the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940 (“1940 Act”)) of the Trusts (the “Independent Trustees”), to stand for election, upon a recommendation from each Trust’s Governance and Nominating Committee, as part of the Committee’s succession planning process.

If elected by Shareholders at the Meeting, the Nominees will hold office for an indefinite term. The Board would also be able to fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling one or more shareholder meetings to fill those vacancies.

Information concerning the Nominees and other relevant factors is provided below. Using the enclosed proxy card or voting instruction form or voting by the Internet or by telephone, a Shareholder may authorize proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the Nominees. Each of the Nominees has consented to his nomination and has agreed to serve if elected. If, at the time of the Meeting, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Trusts have no reason to believe that it will be necessary to designate a substitute Nominee. Each Trust proposes the election by all of its respective Shareholders of the five Nominees named in the table below to serve as members of the Board.

Each Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills of the Nominees and criteria for new Trustees. Moreover, the Governance and Nominating Committee conducted a search for qualified candidates for Board membership, interviewed candidates extensively and sought nominees who were both qualified and who would bring relevant expertise to the Board.

The following table sets forth the names of the Nominees and Trustees and their addresses, ages, term of office (including length of time served as a Trustee or Advisory Board Member, as applicable), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or are registered as investment companies under the 1940 Act, and the number of portfolios in the Goldman Sachs Mutual Fund Complex (as defined below) that they oversee (or will oversee if elected). Nominees who are not deemed to be “interested persons” of the Trusts are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trusts are referred to as “Interested Trustees.”

Nominees

Nominees (Independent Trustees)
Name, Address and Age (1)	Position(s) Held with the Trusts	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Donald C. Burke Age: 53	Trustee /Nominee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011–Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006–2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007–2009); Managing Director, BlackRock, Inc. (2006–2009). Trustee—Goldman Sachs Mutual Fund Complex.	103	Avista Corp. (an energy company)

Joseph P. LoRusso Age: 56	Trustee /Nominee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002–2008); Director, FIIS (2002–2008); Director, Fidelity Investments Institutional Operations Company (2003–2007); Executive Officer, Fidelity Distributors Corporation (2007–2008). Trustee—Goldman Sachs Mutual Fund Complex.	103	None

Nominees (Independent Trustees)
Name, Address and Age (1)	Position(s) Held with the Trusts	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Herbert J. Markley Age: 63	Advisory Board Member/ Nominee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007–2009), and President, Agricultural Division, Deere & Company (2001–2007).	103	None

Roy W. Templin Age: 53	Advisory Board Member/ Nominee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004–2012).	103	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Nominee (Interested Trustee)
Name, Address and Age (1)	Position(s) Held with the Trusts	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
James A. McNamara* Age: 50	President & Trustee /Nominee	Since 2007	Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, Goldman Sachs Asset Management (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).	105	None

President—Goldman Sachs Mutual Fund Complex (November 2007–Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007–November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001–2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002–May 2004).

Current (Non-Nominee) Trustees

Independent Trustees
Name, Address and Age (1)	Position(s) Held with the Trusts	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008–2013); President, ABN Associates (a management and financial consulting firm) (1994–1996 and 1998–2012); Trustee, Scholarship America (1998–2005); Trustee, Institute for Higher Education Policy (2003–2008); Director, Private Equity Investors–III and IV (1998–2007), and Equity-Linked Investors II (April 2002–2007). Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.	105	None

John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975–2003); Director, Emerging Markets Group, Ltd. (2004–2006); and Director, Elderhostel, Inc. (2006–2012). Trustee—Goldman Sachs Mutual Fund Complex.	105	None

Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991–2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013–Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003–2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006–2007). Trustee—Goldman Sachs Mutual Fund Complex.	103	None

Independent Trustees
Name, Address and Age (1)	Position(s) Held with the Trusts	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007–2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984–2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004–2009). Trustee—Goldman Sachs Mutual Fund Complex.	103	None

Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003–2008); Trustee Emeritus, The University of Chicago (1987–Present). Trustee—Goldman Sachs Mutual Fund Complex.	105	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company)
Interested Trustee
Name, Address and Age (1)	Position(s) Held with the Trusts	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director—GSAM (May 1999–Present); Consultant to GSAM (December 1994–May 1999); and Limited Partner, Goldman Sachs (December1994–May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	103	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman, Sachs & Co (“Goldman Sachs”) and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
(1)	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.

(2)	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or Shareholders, in accordance with the respective Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the respective Trust.
(3)	The Goldman Sachs Mutual Fund Complex includes GST, GSVIT and the Goldman Sachs Credit Strategies Fund (“GSCSF”). As of August 15, 2013, GST consisted of 90 portfolios (82 of which offered shares to the public), GSVIT consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Mutual Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio.
(4)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The significance or relevance of a Nominee’s or Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Nominees and Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their Shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Nominee’s or Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Nominees and Trustees, the Board has concluded that each Nominee and Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee or Nominee as of August 15, 2013 that led the Board to conclude that such individual should serve as a Trustee.

Ashok N. Bakhru. Mr. Bakhru has served as a Trustee since 1991, and has been Chairman of the Board since 1996. Previously, Mr. Bakhru served as Director, Apollo Investment Corporation (a business development company) (2008-2013), and President of ABN Associates, a management and financial consulting firm, and was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. In addition, Mr. Bakhru formerly held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.

Donald C. Burke. Mr. Burke has served as Trustee since 2010. Mr. Burke serves as a Director of Avista Corp., an energy company. Mr. Burke was a Managing Director of BlackRock, Inc., where he was President and Chief Executive Officer of BlackRock’s U.S. funds and a director and chairman of several offshore funds advised by BlackRock. As President and Chief Executive Officer of BlackRock’s U.S. funds, he was responsible for all accounting, tax and regulatory reporting requirements for over 300 open-end and closed-end BlackRock funds. Previously, he was a Managing Director, First Vice President and Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”), where he worked for 16 years prior to MLIM’s merger with BlackRock, and was instrumental in the integration of BlackRock’s and MLIM’s operating infrastructure following the merger. While at MLIM, he was Chief Financial Officer and Treasurer of MLIM’s U.S. funds and Head of Global Operations and Client Services, where he was responsible for the development and maintenance of MLIM’s operating infrastructure across the Americas, Europe and the Pacific Rim. He also developed controls for the MLIM U.S. funds’ financial statement certification process to comply with the Sarbanes-Oxley Act of 2002, worked with fund auditors in connection with the funds’ annual audits and established the department responsible for all tax issues impacting the MLIM U.S. funds. Previously, Mr. Burke was Tax Manager at Deloitte & Touche, where he was designated as one of the firm’s lead specialists in the investment company industry, and advised multinational corporations, partnerships, universities and high net worth individuals in tax matters. Mr. Burke is a certified public accountant. Based on the foregoing, Mr. Burke is experienced with accounting, financial and investment matters.

John P. Coblentz, Jr. Mr. Coblentz has served as Trustee since 2003. Mr. Coblentz has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Coblentz was a partner with Deloitte & Touche LLP for 28 years. While at Deloitte & Touche LLP, Mr. Coblentz was lead partner responsible for all auditing and accounting services to a variety of large, global companies, a significant portion of which operated in the financial services industry. Mr. Coblentz was also the national managing partner for the firm’s risk management function, a member of the firm’s Management Committee and the first managing partner of the firm’s Financial Advisory Services practice, which brought together the firm’s mergers and acquisition services, forensic and dispute services, corporate finance, asset valuation and reorganization businesses under one management structure. He served as a member of the firm’s Board of Directors. Mr. Coblentz is a certified public accountant. Based on the foregoing, Mr. Coblentz is experienced with accounting, financial and investment matters.

Diana M. Daniels. Ms. Daniels has served as Trustee since 2007. Ms. Daniels also serves as a Trustee Emeritus and Presidential Councillor of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice President, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels also serves on the Executive Committee of the Governing Council of the Independent Directors Council of the Investment Company Institute. Ms. Daniels has also served as Vice Chair and Chairman of the Executive Committee of the Board of Trustees of Cornell University and as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.

Joseph P. LoRusso. Mr. LoRusso has served as Trustee since 2010. Mr. LoRusso held a number of senior management positions at Fidelity Investments for over 15 years, where he was most recently President of Fidelity Investments Institutional Services Co. (“FIIS”). As President of FIIS, Mr. LoRusso oversaw the development, distribution and servicing of Fidelity’s investment and retirement products through various financial intermediaries. Previously, he served as President, Executive Vice President and Senior Vice President of Fidelity Institutional Retirement Services Co., where he helped establish Fidelity’s 401(k) business and built it into the largest in the U.S. In these positions, he oversaw sales, marketing, implementation, client services, operations and technology. Mr. LoRusso also served on Fidelity’s Executive Management Committee. Prior to his experience with Fidelity, he was Second Vice President in the Investment and Pension Group of John Hancock Mutual Life Insurance, where he had responsibility for developing and running the company’s 401(k) business. Previously, he worked at The Equitable (now a subsidiary of AXA Financial), where he was Product Manager of the company’s then-nascent 401(k) business, and at Arthur Andersen & Co. (now Accenture), as a Senior Consultant within the firm’s consulting practice. Based on the foregoing, Mr. LoRusso is experienced with financial and investment matters.

Jessica Palmer. Ms. Palmer has served as Trustee since 2007. Ms. Palmer serves as a Director of Emerson Center for the Arts and Culture, a not-for-profit organization. Ms. Palmer worked at Citigroup Corporate and

Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Prior to that, Ms. Palmer was a Vice President at Goldman Sachs in its international corporate finance department. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.

Richard P. Strubel. Mr. Strubel has served as Trustee since 1987. Mr. Strubel also serves as Chairman of the Northern Funds, a family of retail and institutional mutual funds managed by The Northern Trust Company. He also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Before joining Northwest, Mr. Strubel was an associate and later managing principal of Fry Consultants, a management consulting firm based in Chicago. Mr. Strubel is also a Trustee Emeritus of the University of Chicago and is an adjunct professor at the University of Chicago Booth School of Business. Based on the foregoing, Mr. Strubel is experienced with financial and investment matters.

James A. McNamara. Mr. McNamara has served as Trustee and President since 2007 and has served as an officer since 2001. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Alan A. Shuch. Mr. Shuch has served as a Trustee since 1990. Mr. Shuch is an Advisory Director to Goldman Sachs. Mr. Shuch serves on the Board of Trustees of a number of offshore funds managed by GSAM. He serves on GSAM’s Valuation Committee. Prior to retiring as a general partner of Goldman Sachs in 1994, Mr. Shuch was president and chief operating officer of GSAM which he founded in 1988. Mr. Shuch joined the Goldman Sachs Fixed Income Division in 1976. He was instrumental in building Goldman Sachs’ Corporate Bond Department and served as co-head of the Global Fixed Income Sales and the High Yield Bond and Preferred Stock Departments. He headed the Portfolio Restructuring and Fixed Income Quantitative and Credit Research Departments. Mr. Shuch also served on a variety of firm-wide committees including the International Executive, New Product and Strategic Planning Committees and was a member of the Stone Street/Bridge Street Private Equity Board. Mr. Shuch serves on Wharton’s Graduate Executive Board. Based on the foregoing, Mr. Shuch is experienced with financial and investment matters.

Herbert J. (H.J.) Markley. Mr. Markley held several senior management positions at Deere & Company, where he worked for 35 years, including Executive Vice President of Worldwide Parts Service, Global Supply Management and Logistics, Enterprise Information Technology and Corporate Communications. Mr. Markley’s experience at Deere included managing manufacturing and engineering facilities, including the two largest manufacturing facilities and a joint venture with Hitachi. He later served as Senior Vice President of Worldwide Human Resources where he helped to lay the foundation for a new human resources system, and as a President of the Agricultural Division, Deere’s largest business unit. In addition to his work with Deere, Mr. Markley has served on the Boards of Directors of the Dubuque Chamber of Commerce, the First National Bank of Dubuque, the University of Dubuque and the Iowa Public Television Foundation as well as the Board of Overseers of the Amos Tuck School of Business at Dartmouth College. Mr. Markley currently serves on the Trust’s Advisory Board. Based on the foregoing, Mr. Markley is experienced with financial and investment matters.

Roy W. Templin. Mr. Templin is a Director of Con-Way Incorporated, a transportation, supply-chain management and logistics services company, and serves on its Finance and Audit Committees (he is the Chair of the Finance Committee). Mr. Templin held a number of senior management positions at Whirlpool Corporation, an appliance manufacturer and marketer, including Executive Vice President and Chief Financial Officer, Vice President and Corporate Controller there. At Whirlpool, Mr. Templin served on the Executive Committee and was responsible for all aspects of finance globally, including treasury, accounting, risk management, investor relations, internal auditing, tax and facilities. Prior to joining Whirlpool, Mr. Templin served in several roles at Kimball International, a furniture and electronic assemblies manufacturer, including Vice President of Finance and Chief Accounting Officer. Mr. Templin was also a Director of Corporate Finance for Cummins, Inc., a diesel engine manufacturer, a Director of Financial Development at NCR Corporation, a computer hardware and electronics company, and a member of the audit staff of Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Templin is a certified public accountant. Mr. Templin currently serves on the Trust’s Advisory Board. Based on the foregoing, Mr. Templin is experienced with accounting, financial and investment matters.

Information Concerning Meetings of Trustees and Standing Board Committees

In the following discussion, the Funds are classified by their fiscal year ends, which are set forth on Exhibit A. Each Fund has one of the following five fiscal year ends:

•	March 31

•	August 31

•	October 31

•	November 30[1]

•	December 31

Because these fiscal reporting periods overlap with each other, information provided with respect to the fiscal year end of certain Funds may overlap the information provided with respect to other Funds.

The Trustees held ten meetings during the fiscal year ended August 31, 2012, nine meetings during the fiscal year ended October 31, 2012, nine meetings during the fiscal year ended November 30, 2012, eight meetings during the fiscal year ended December 31, 2012 (except for GSVIT, for which seven meetings were held during the fiscal year ended December 31, 2012), and seven meetings during the fiscal year ended March 31, 2013. No Trustee attended fewer than seventy-five percent of the meetings held by the Board or by any committee of which he or she was a member while he or she was a Trustee during any such year. Each Trust does not hold an annual meeting of Shareholders, and therefore does not have a policy regarding attendance of Trustees at annual meetings of Shareholders.

The Board has established six standing committees – Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review Committees.

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trusts for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. John P. Coblentz, Jr. has been designated as the Board’s “audit committee financial expert.” The Audit Committee held five meetings during each of the fiscal years ended August 31, 2012, October 31, 2012, November 30, 2012, December 31, 2012 and March 31, 2013, respectively.

[1]	Currently, the Goldman Sachs MLP Energy Infrastructure Fund is the only fund with a fiscal year ending November 30. This Fund commenced operations on March 28, 2013.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during each of the fiscal years ended August 31, 2012, October 31, 2012, November 30, 2012, December 31, 2012 and March 31, 2013, respectively. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. The Governance and Nominating Committee acts pursuant to a written charter, a copy of which is attached hereto as Exhibit C.

In connection with the selection and nomination of candidates to the Board, the Governance and Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Trusts’ investment advisers and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and the spirit of the 1940 Act. In this regard, with respect to Independent Trustee Nominees, the Governance and Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Without limiting the foregoing, the Governance and Nominating Committee considers, among other criteria, a candidate’s: (i) experience in business, financial or investment matters or in other fields of endeavor; (ii) reputation; (iii) ability to attend scheduled Board and committee meetings; (iv) general availability to attend to Board business on short notice; (v) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trust; (vi) length of potential service; (vii) commitment to the representation of the interests of the Funds and their shareholders; (viii) commitment to maintaining and improving Trustee skills and education; and (ix) experience in corporate governance and best business practices. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by Shareholders. Nominee recommendations should be submitted to a Trust at its mailing address stated in the Funds’ prospectuses and should be directed to the attention of the Governance and Nominating Committee. Shareholders can send other Board communications to the Governance and Nominating Committee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. In considering the selection and nomination of Independent Trustee candidates, it is expected that the Governance and Nominating Committee will consult with the interested Trustees of the Trust and such other persons as the Governance and Nominating Committee deems appropriate.

The Compliance Committee has been established for the purpose of overseeing the compliance processes (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment advisers, distributor, administrator (if any) and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met three times during each of the fiscal years ended August 31, 2012, October 31, 2012, November 30, 2012, December 31, 2012 and March 31, 2013, respectively. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Fund in accordance with the Trusts’ Valuation Procedures. James A. McNamara and Alan A. Shuch serve on the Valuation Committee, together with certain employees of GSAM who are not Trustees. The Valuation Committee met twelve times during each of the fiscal years ended August 31, 2012, October 31, 2012, November 30, 2012, December 31, 2012 and March 31, 2013, respectively. The Valuation Committee reports periodically to the Board.

The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. James A.

McNamara and Scott McHugh, the Treasurer of each Trust, serve on the Dividend Committee. The Dividend Committee met twelve times during each of the fiscal years ended August 31, 2012, October 31, 2012, November 30, 2012, December 31, 2012 and March 31, 2013, respectively.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency and certain other agreements with the Funds’ investment advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met four times during each of the fiscal years ended August 31, 2012, October 31, 2012, November 30, 2012, December 31, 2012 and March 31, 2013, respectively. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate all of their occurrences or effects because some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the Chief Compliance Officer and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board and Advisory Board Compensation

Each Independent Trustee and Advisory Board Member is compensated with a unitary annual fee for his or her services as a Trustee or Advisory Board Member, as applicable, of a Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chairman and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees and Advisory Board Members are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trusts may also pay the reasonable incidental costs of a Trustee or Advisory Board Member to attend training or other types of conferences relating to the investment company industry. The following table sets forth certain information with respect to the compensation of each Independent Trustee and Advisory Board Member for the 12-month period ended March 31, 2013.

Compensation Table*

Amounts Paid During the 12-Month Period Ended March 31, 2013 to Board Members	Ashok N. Bakhru (1)	Donald C. Burke	John P. Coblentz, Jr. (2)	Diana M. Daniels	Joseph P. LoRusso	James A. McNamara (3)	Jessica Palmer	Alan A. Shuch (3)	Richard P. Strubel
Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses (for the 12-month period ended March 31, 2013)	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Compensation From Fund Complex (for the 12-month period ended March 31, 2013)	$402,500	$260,000	$301,250	$260,000	$260,000	$0	$260,000	$0	$260,000

*	Effective June 13, 2013, the Board unanimously appointed Messrs. Markley and Templin to serve on each Trust’s Advisory Board. Accordingly, Messrs. Markley and Templin did not receive compensation during the 12-month period ended March 31, 2013.
(1)	Includes compensation as Board Chairman.
(2)	Includes compensation as “audit committee financial expert”, as defined in Item 3 of Form N-CSR.
(3)	James A. McNamara and Alan A. Shuch are Interested Trustees and, as such, receive no compensation from the Funds or the Fund Complex.

NOMINEE/TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Nominee/Trustee in the investment portfolios of each Trust and the Goldman Sachs Fund Complex as of June 30, 2013:

Name of Nominee/Trustee	Dollar Range of Equity Securities in Each Fund (1)	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Nominee/Trustee
Independent Trustee Nominees
Donald C. Burke	Goldman Sachs Absolute Return Tracker: $10,001-$50,000	Over $100,000
Goldman Sachs Asia Equity: $10,001-$50,000
Goldman Sachs Balanced Strategy: $1-$10,000
Goldman Sachs BRIC: $10,001-$50,000
Goldman Sachs Capital Growth: $1-$10,000
Goldman Sachs China Equity: $1-$10,000
Goldman Sachs Commodity Strategy: $10,001-$50,000
Goldman Sachs Concentrated Growth: $1-$10,000
Goldman Sachs Concentrated International Equity: $1-$10,000
Goldman Sachs Core Fixed Income: $1-$10,000
Goldman Sachs Core Plus Fixed Income: $10,001-$50,000
Goldman Sachs Dynamic Allocation: $10,001-$50,000
Goldman Sachs Emerging Markets Debt: $1-$10,000
Goldman Sachs Emerging Markets Equity: $1-$10,000
Goldman Sachs Emerging Markets Equity Insights: $1-$10,000
Goldman Sachs Enhanced Dividend Global Equity: $1-$10,000
Goldman Sachs Enhanced Income: $1-$10,000
Goldman Sachs Equity Growth Strategy: $1-$10,000
Goldman Sachs Financial Square Money Market: $1-$10,000
Goldman Sachs Flexible Cap Growth: $1-$10,000
Goldman Sachs Focused Growth: $1-$10,000
Goldman Sachs Global Income: $1-$10,000
Goldman Sachs Government Income: $1-$10,000
Goldman Sachs Growth And Income: $1-$10,000
Goldman Sachs Growth And Income Strategy: $1-$10,000
Goldman Sachs Growth Opportunities: $10,001-$50,000
Goldman Sachs Growth Strategy: $1-$10,000
Goldman Sachs High Quality Floating Rate: $1-$10,000

Goldman Sachs High Yield Floating Rate: $1-$10,000
Goldman Sachs High Yield: $10,001-$50,000
Goldman Sachs High Yield Municipal: $10,001-$50,000
Goldman Sachs Income Builder: $1-$10,000
Goldman Sachs Income Strategies: $10,001-$50,000
Goldman Sachs Inflation Protected Securities: $1-$10,000
Goldman Sachs International Equity Insights: $1-$10,000
Goldman Sachs International Small Cap: $1-$10,000
Goldman Sachs International Equity Dividend & Premium: $1-$10,000
Goldman Sachs International Real Estate Securities: $10,001-$50,000
Goldman Sachs International Small Cap Insights: $1-$10,000
Goldman Sachs Investment Grade Credit: $1-$10,000
Goldman Sachs Large Cap Growth Insights: $1-$10,000
Goldman Sachs Large Cap Value Insights: $1-$10,000
Goldman Sachs Large Cap Value: $10,001-$50,000
Goldman Sachs Local Emerging Markets Debt: $1-$10,000
Goldman Sachs Managed Futures Strategy: $1-$10,000
Goldman Sachs Mid Cap Value: $10,001-$50,000
Goldman Sachs Municipal Income: $1-$10,000
Goldman Sachs N-11 Equity: $1-$10,000
Goldman Sachs Real Estate Securities: $10,001-$50,000
Goldman Sachs Retirement Portfolio Completion: $1-$10,000
Goldman Sachs Rising Dividend Growth: $10,001-$50,000
Goldman Sachs Satellite Strategies: $10,001-$50,000
Goldman Sachs Short Duration Government: $1-$10,000
Goldman Sachs Short Duration Income: $10,001-$50,000
Goldman Sachs Short Duration Tax-Free: $1-$10,000
Goldman Sachs Small Cap Equity Insights: $1-$10,000

	Goldman Sachs Small Cap Growth Insights: $10,001-$50,000
	Goldman Sachs Small Cap Value Insights: $1-$10,000
	Goldman Sachs Small Cap Value: $10,001-$50,000
	Goldman Sachs Small/Mid Cap Growth: $10,001-$50,000
	Goldman Sachs Strategic Growth: $1-$10,000
	Goldman Sachs Strategic Income: $10,001-$50,000
	Goldman Sachs Strategic International Equity: $10,001-$50,000
	Goldman Sachs Structured International Tax-Managed Equity: $1-$10,000
	Goldman Sachs Structured Tax-Managed Equity: $1-$10,000
	Goldman Sachs Tax-Advantaged Global Equity: $1-$10,000
	Goldman Sachs Technology Tollkeeper: $10,001-$50,000
	Goldman Sachs U.S. Equity Dividend And Premium: $1-$10,000
	Goldman Sachs U.S. Equity: $1-$10,000
	Goldman Sachs U.S. Equity Insights: $1-$10,000
	Goldman Sachs U.S. Mortgages: $1-$10,000
	Goldman Sachs World Bond: $1-$10,000

Joseph P. LoRusso	Goldman Sachs Mid Cap Value: Over $100,000	Over $100,000
	Goldman Sachs Small Cap Value: Over $100,000

Herbert J. Markley	None	$0

Roy W. Templin	None	$0

Interested Trustee Nominee
James A. McNamara	Goldman Sachs Large Cap Value: $50,001-$100,000	Over $100,000
	Goldman Sachs Dynamic Allocation: Over $100,000
	Goldman Sachs High Yield Municipal: $1-$10,000
	Goldman Sachs Local Emerging Markets Debt: $50,001-$100,000
	Goldman Sachs Mid Cap Value: Over $100,000
	Goldman Sachs Multi-Manager Alternatives: Over $100,000
	Goldman Sachs Rising Dividend Growth: Over $100,000
	Goldman Sachs U.S. Equity Dividend And Premium: Over $100,000

Independent Trustees (Previously Elected)
Ashok N. Bakhru	Goldman Sachs Growth Opportunities: Over $100,000	Over $100,000
Goldman Sachs High Yield: Over $100,000
Goldman Sachs Mid Cap Value: Over $100,000
Goldman Sachs Multi-Manager Alternatives: Over $100,000

John P. Coblentz, Jr.	Goldman Sachs Core Fixed Income: $1-$10,000	Over $100,000
Goldman Sachs Emerging Markets Equity: $10,001-$50,000
Goldman Sachs High Yield: Over $100,000
Goldman Sachs Large Cap Value: $10,001-$50,000
Goldman Sachs Mid Cap Value: Over $100,000
Goldman Sachs Municipal Income: $50,001-$100,000
Goldman Sachs Real Estate Securities: $50,001-$100,000
Goldman Sachs Small Cap Value: Over $100,000
Goldman Sachs Small/Mid Cap Growth: $50,001-$100,000
Goldman Sachs Technology Tollkeeper: $10,001-$50,000

Diana M. Daniels	Goldman Sachs Inflation Protected Securities: $50,001-$100,000	Over $100,000
Goldman Sachs Municipal Income: Over $100,000
Goldman Sachs Short Duration Tax-Free: Over $100,000

Jessica Palmer	Goldman Sachs Growth Opportunities: Over $100,000	Over $100,000
Goldman Sachs Mid Cap Value: Over $100,000
Goldman Sachs Municipal Income: Over $100,000
Goldman Sachs Rising Dividend Growth: $50,001-$100,000

Richard P. Strubel	Goldman Sachs Financial Square Prime Obligations: $1-$10,000	Over $100,000
Goldman Sachs International Real Estate Securities: Over $100,000
Goldman Sachs Mid Cap Value: Over $100,000
Goldman Sachs Small Cap Value: Over $100,000

Interested Trustee (Previously Elected)
Alan A. Shuch	Goldman Sachs Large Cap Value: Over $100,000	Over $100,000
Goldman Sachs Mid Cap Value: Over $100,000
Goldman Sachs Financial Square Federal: $50,001-$100,000
Goldman Sachs Financial Square Money Market: $10,001-$50,000

(1)	Includes the value of shares beneficially owned by each Nominee/Trustee in the portfolios of the Trusts.

As of June 30, 2013, the Nominees, Trustees and Officers of the Trusts as a group owned less than 1% of the outstanding shares of beneficial interest of each class of the Funds, except for the short Duration Income Fund, in which Nominees, Trustees and Officers of the Trusts as a group owned approximately 1.16% of the outstanding Institutional Shares.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH NOMINEE LISTED ABOVE.

PROPOSAL 2

TO APPROVE A CHANGE TO EACH FUND’S CONCENTRATION POLICY TO PERMIT (BUT NOT

REQUIRE) THE FUND TO INVEST UP TO 35% OF ITS TOTAL ASSETS IN THE SECURITIES OF ISSUERS CONDUCTING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY IF, AT THE TIME OF INVESTMENT, THAT INDUSTRY REPRESENTS 20% OR MORE OF THE FUND’S BENCHMARK INDEX

Goldman Sachs BRIC (Brazil, Russia, India, China) Fund and Goldman Sachs N-11 Equity Fund

The investment objective of the Goldman Sachs BRIC Fund (the “BRIC Fund”) is long-term capital appreciation. The BRIC Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in a portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that participate in the markets of the BRIC countries.

The investment objective of the Goldman Sachs N-11 Equity Fund (the “N-11 Fund”) is also long-term capital appreciation. The N-11 Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in a portfolio of equity investments that are tied economically to the “N-11 countries,” as defined below, or in issuers that participate in the markets of the N-11 countries. The “N-11 countries” are countries that have been identified by the Goldman Sachs Global Economics, Commodities, and Strategy Research Team as the “Next Eleven” emerging countries after the BRICs (i.e., after Brazil, Russia, India and China) that share the potential to experience high economic growth and be important contributors to global gross domestic product (GDP) in the future. The N-11 countries are Bangladesh, Egypt, Indonesia, Iran, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. However, the Fund will not invest in issuers organized under the laws of Iran, or domiciled in Iran, or in certain other issuers as necessary to comply with U.S. economic sanctions against Iran.

BRIC and N-11 countries are considered “emerging market” countries, whose securities markets are generally characterized by a relatively small number of issuers and/or high industry concentration. Certain emerging market countries, due to the relatively small number of issuers, have a tendency to concentrate in certain industries, as reflected in the applicable benchmarks. Accordingly, investment opportunities in many emerging market countries may be concentrated in the securities of companies in any one industry.

The 1940 Act requires mutual funds, such as the Funds, to set forth in their registration statements certain “fundamental” investment policies that can only be changed by shareholder vote, including a fund’s policy to “concentrate” its investments in a particular industry or group of industries (i.e., invest more than 25% of its assets in a particular industry or group of industries). Currently, each Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Board, subject to Shareholder approval, has approved an amendment to each Fund’s concentration policy to permit (but not require) the Fund to invest up to 35% of its total assets in the securities of issuers conducting their principal business activities in the same industry if, at the time of investment, that industry represents 20% or more of the Fund’s benchmark index, which is described below.

The benchmark index of the BRIC Fund is the MSCI® BRIC Index and the benchmark index of the N-11 Fund is the MSCI® GDP Weighted Next 11 ex Iran Index. The MSCI® BRIC Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following emerging market country indices: Brazil, Russia, India and China. The MSCI® GDP Weighted Next 11 ex Iran Index comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. This index is designed to reflect the performance of the Next 11 countries (other than Iran) based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product. The Board may approve new benchmark indices in the future without Shareholder approval.

If Shareholders approve Proposal 2, in order for the BRIC Fund or N-11 Fund to concentrate in an industry, that industry must, at the time of investment, represent 20% or more of the Fund’s benchmark index. Moreover, under such circumstances, each Fund would only be permitted to invest up to 35% of its total assets in that industry. The proposed concentration policy is a means of providing flexibility within clearly defined, objective limits. The proposed concentration policy would not limit the types of industries in which the BRIC Fund or N-11 Fund would be able to concentrate if such industry represents 20% or more of the Fund’s benchmark index. The proposed amendment to each Fund’s concentration policy would provide the Funds with greater flexibility to take advantage of investment opportunities in the BRIC and N-11 countries, subject to the objective limits set forth above which tie such concentration to representation of an industry or industries in each Fund’s benchmark index.

The added flexibility that this concentration policy would allow is of particular importance considering the characteristics of the stock markets of the BRIC and N-11 countries and the possibility that the stock markets in many of these countries may be dominated by a particular industry or group of industries. While it should be recognized that concentration in one or more industries can expose a Fund to greater risk should those industries underperform, Goldman Sachs Asset Management International (“GSAMI”), each Fund’s investment adviser, is of the view that it is important to have the flexibility to concentrate in those industries that represent a large portion of the Fund’s benchmark index. The proposed concentration policy was approved unanimously by the Board of each Fund, with adoption and implementation of the new policy conditioned upon Shareholder approval.

If, during a period in which a Fund is investing more than 25% of its total assets in an industry, such industry ceases to represent 20% or more of the Fund’s benchmark index, the Fund will not make additional investments in such industry. However, such Fund would not be required to reduce its investment in that industry.

If 25% or more of a Fund’s total assets are invested in a particular industry or group of industries, the Fund will be subject to greater risk of loss as a result of adverse economic, business or other developments in that particular industry or group of industries than if the Fund’s investments were more broadly held across industries or groups of industries. In addition, a Fund’s performance would be more closely linked to the performance of, and would be affected by fluctuations in, that industry or group of industries. Market price movements affecting companies and their securities in any such industry in which a Fund invests 25% or more of its total assets will have a greater impact on the Fund’s performance because of its more concentrated position in such securities. For example, the Funds could invest a significant portion of their assets in financial services companies, including banks, which may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.

Current and Proposed Concentration Policies

The Board and GSAMI propose the following changes with respect to the concentration policies of the Funds:

Current Concentration Policy of each of BRIC Fund and N-11 Fund	Proposed Concentration Policy of each of BRIC Fund and N-11 Fund
As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).	As a matter of fundamental policy, the Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), except that the Fund may invest up to 35% of its total assets in the securities of issuers conducting their principal business activities in the same industry if, at the time of investment, that industry represents 20% or more of the Fund’s benchmark index.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF

PROPOSAL 2.

PROPOSAL 3

TO APPROVE A CHANGE TO EACH FUND’S CONCENTRATION POLICY TO PERMIT (BUT NOT REQUIRE) THE FUND TO INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN OBLIGATIONS (OTHER THAN COMMERCIAL PAPER) ISSUED OR GUARANTEED BY U.S. BANKS AND U.S. BRANCHES OF U.S. OR FOREIGN BANKS AND REPURCHASE AGREEMENTS AND SECURITIES LOANS COLLATERALIZED BY SUCH BANK OBLIGATIONS.

Goldman Sachs Financial Square Money Market Fund and Goldman Sachs Variable Insurance Trust Money Market Fund

The investment objective of each of the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Variable Insurance Trust Money Market Fund (together, the “Money Market Funds”) is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Funds pursue their investment objective by investing in obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, obligations of banks (which, currently, must normally exceed 25% of each Fund’s total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.

The 1940 Act requires mutual funds, such as the Money Market Funds, to set forth in their registration statements certain “fundamental” investment policies that can only be changed by shareholder vote, including a fund’s policy to “concentrate” its investments in a particular industry or group of industries (i.e., invest more than 25% of its assets in a particular industry or group of industries). Although a mutual fund generally may not reserve the freedom to concentrate in a particular industry or group of industries, unless the fund clearly indicates when and under what circumstances any changes between concentration and non-concentration would be made, the SEC staff has taken the position that money market funds may reserve the freedom to concentrate their investments in certain bank instruments.

Currently, the Goldman Sachs Financial Square Money Market Fund’s concentration policy requires the Fund to invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. Similarly, the Goldman Sachs Variable Insurance Trust Money Market Fund’s concentration policy requires the Fund to invest more than 25% of its total assets in bank obligations (whether foreign or domestic). However, each Fund’s concentration policy provides a limited exception for temporary defensive investments. The Board, subject to Shareholder approval, has approved an amendment to each Fund’s concentration policy to permit – but not require – the Fund to invest more than 25% of its total assets in obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such bank obligations.

The proposed amendment to each Fund’s concentration policy would provide the Fund with greater flexibility to take advantage of investment opportunities, during adverse and normal economic conditions. However, if the proposed amendment to each Fund’s concentration policy is approved, the Funds may not be concentrated in bank obligations during periods in which it would have been advantageous to do so. The proposed concentration policies were approved unanimously by the Board of the Funds, with adoption and implementation of the new policies conditioned upon Shareholder approval.

For the purposes of both the current and the proposed concentration policies, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Moreover, with respect to Goldman Sachs Variable Insurance Trust Money Market Fund, the Fund’s concentration policy does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities.

Current and Proposed Concentration Policies

The Board and the Investment Adviser propose the following changes with respect to the concentration policy of each Fund:

Current Concentration Policy of Financial Square Money Market Fund	Proposed Concentration Policy of Financial Square Money Market Fund
As a matter of fundamental policy, the Fund may not purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Fund may concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, the Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations.	As a matter of fundamental policy, the Fund may not purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations.

Current Concentration Policy of Variable Insurance Trust Money Market Fund	Proposed Concentration Policy of Variable Insurance Trust Money Market Fund
As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). Notwithstanding the foregoing, the Money Market Fund will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry, the Money Market Fund may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations.	As a matter of fundamental policy, the Fund may not purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF

PROPOSAL 3.

PROPOSAL 4

TO APPROVE A CHANGE TO THE FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE A RELATED FUNDAMENTAL INVESTMENT RESTRICTION.

Goldman Sachs Concentrated International Equity Fund

The investment objective of the Goldman Sachs Concentrated International Equity Fund (“Concentrated International Equity Fund”) is long-term capital appreciation. The Concentrated International Equity Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.

The Concentrated International Equity Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. The Fund is also subject to a related fundamental investment restriction which prohibits it from making any investment inconsistent with its classification as a diversified fund. As a diversified fund, the Concentrated International Equity Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Concentrated International Equity Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables).

The Board, subject to Shareholder approval, has approved a change to the Fund’s sub-classification under the 1940 Act to a “non-diversified” company and to eliminate the Fund’s related investment restriction. This investment restriction (which may only be changed with shareholder approval) provides that the Concentrated International Equity Fund, as a fundamental policy, may not “make any investment inconsistent with the Fund’s classification as a diversified company under the [1940] Act.” If approved, the Concentrated International Equity Fund will no longer be subject to the diversification limitation discussed above.

Changing the Concentrated International Equity Fund’s status to non-diversified would provide the Fund’s investment adviser, GSAMI, with enhanced flexibility to manage the assets of the Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in at least three foreign countries and in up to approximately 40 companies that are considered by GSAMI to be positioned for long-term capital appreciation. The portfolio managers believe that, by investing a greater portion of the Fund’s assets in fewer issuers, the Concentrated International Equity Fund will be better able to meet its investment objective. In order to concentrate in such a manner, the portfolio managers believe it is important to have the additional flexibility that a non-diversified fund provides.

Shareholders should note that if the change in the Concentrated International Equity Fund’s sub-classification to “non-diversified” is approved, the Fund may be subject to additional investment risks. This is because, as a non-diversified fund, the Fund would be permitted to invest a larger percentage of its assets in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolios, and may be more susceptible to greater losses because of these developments. Accordingly, if Proposal 4 is approved, the Fund could be subject to greater risk than it currently is subject to as a diversified fund. The change of the Fund’s sub-classification to “non-diversified” and the elimination of the Fund’s related investment restriction was approved unanimously by the Board of the Fund, with adoption and implementation of the new policy conditioned upon Shareholder approval.

It should be noted that, although the Concentrated International Equity Fund would no longer be subject to the 1940 Act diversification restrictions if shareholders approve the proposal at the Meeting, the Fund intends to continue to comply with Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” Under the IRC, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These Federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF

PROPOSAL 4.

PROPOSAL 5

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

The management of the Trusts does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the person or persons acting thereunder.

OFFICERS OF THE TRUSTS

The following table sets forth the names of the Trusts’ officers and their ages, terms of office, including length of time served as officer, and principal occupations for the past five years. As a result of the responsibilities assumed by the Trusts’ investment advisers, custodian and distributor, each Trust has no employees. The Trusts’ officers do not receive any compensation from the Trusts for serving as such.

Officers of the Trusts

Name, Age And Address	Position(s) Held With the Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998—Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993— April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007—Present); Senior Vice President— Goldman Sachs Mutual Fund Complex (May 2007— November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001—2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007—Present and December 2002—May 2004).

Scott McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007—Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005—2007); and Director (2005—2007), Vice President (2000—2005), and Assistant Vice President (1998—2000), Deutsche Asset Management or its predecessor (1998—2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009—Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009—Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October— 2009).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 45	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007—Present); Managing Director, UBS Ag (2005—2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000—2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 51	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992—Present). Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Peter Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 55	Assistant Treasurer	Since 2000

Vice President, Goldman Sachs (July 2000—Present); Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008—Present); Associate, Prudential Insurance Company of America (November 1985—June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999—2000).

Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998—Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995—October 1998). Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Sarah Walton 30 Hudson Street Jersey City, NJ 07302 Age: 41	Assistant Treasurer	Since 2012	Vice President, Goldman Sachs (December 2002—Present); and Associate, Goldman Sachs (February 2000—December 2002). Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 50	Vice President	Since 1998

Managing Director, Goldman Sachs (December 2006—Present); Vice President, GSAM (June 1998—Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996—June 1998).

Vice President—Goldman Sachs Mutual Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 50	Vice President	Since 2000	Manager, Financial Control— Shareholder Services, Goldman Sachs (1986—Present). Vice President—Goldman Sachs Mutual Fund Complex.

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 45	Vice President	Since 2007

Managing Director, Goldman Sachs (November 2005—Present); Vice President, Goldman Sachs (August 2000–November 2005); Senior Vice President—Dreyfus Service Corp (1999—2000); and Vice President—Dreyfus Service Corp (1996—1999).

Vice President—Goldman Sachs Mutual Fund Complex.

Carlos W. Samuels 6011 Connection Drive Irving, TX 75039 Age: 38	Vice President	Since 2007

Vice President, Goldman Sachs (December 2007—Present); Associate, Goldman Sachs (December 2005—December 2007); Analyst, Goldman Sachs (January 2004—December 2005).

Vice President—Goldman Sachs Mutual Fund Complex.

Miriam Cytryn 200 West Street New York, NY 10282 Age: 55	Vice President	Since 2008

Vice President, GSAM (2008—Present); Vice President of Divisional Management, Investment Management Division (2007—2008); Vice President and Chief of Staff, GSAM US Distribution (2003—2007); and Vice President of Employee Relations, Goldman Sachs (1996—2003).

Vice President—Goldman Sachs Mutual Fund Complex.

Glen Casey 200 West Street New York, NY 10282 Age: 48	Vice President	Since 2008	Managing Director, Goldman Sachs (2007-Present); and Vice President, Goldman Sachs (1997—2007). Vice President—Goldman Sachs Mutual Fund Complex.

Mark Heaney Christchurch Court 10-15 Newgate Street London, EC1A 7HD, UK Age: 45	Vice President	Since 2010

Executive Director, GSAM (May 2005—Present); Director of Operations (UK and Ireland), Invesco Asset Management (May 2004—March 2005); Global Head of Investment Administration, Invesco Asset Management (September 2001—May 2004); Managing Director (Ireland), Invesco Asset Management (March 2000—September 2001); Director of Investment Administration, Invesco Asset Management (December 1998—March 2000).

Vice President—Goldman Sachs Mutual Fund Complex.

Michael Magee 30 Hudson Street Jersey City, NJ 07302 Age: 36	Vice President	Since 2012	Vice President, Goldman Sachs (December 2007—Present); Associate (December 2004—December 2007); and Analyst (December 2002—December 2004). Vice President—Goldman Sachs Mutual Fund Complex

Robert McCormack 30 Hudson Street Jersey City, NJ 07302 Age: 39	Vice President	Since 2012	Vice President, Goldman Sachs (December 2008—Present); and Associate, Goldman Sachs (September 2005—December 2008). Vice President—Goldman Sachs Mutual Fund Complex.

Greg R. Wilson 200 West Street New York, NY 10282 Age: 40	Vice President	Since 2013

Managing Director, Goldman Sachs (January 2011—Present); Head of the North American Sub-Advisory & Platform Distribution Group, GSAM (April 2010—Present); and Business Development and Relationship Management Sub-Advisory & Platform Distribution Group, GSAM (May 2003—April 2010).

Vice President—Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006—Present); Associate General Counsel, Goldman Sachs (2012–Present); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges–LLP (2002-2006).

Secretary—Goldman Sachs Mutual Fund Complex (August 2012— Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (June 2012—August 2012).

David Fishman 200 West Street New York, NY 10282 Age: 48	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001—Present); and Vice President, Goldman Sachs (1997—December 2001). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Danny Burke 200 West Street New York, NY 10282 Age: 50	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Deborah Farrell 30 Hudson Street Jersey City, NJ 07302 Age: 42	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005-Present); Associate, Goldman Sachs (2001—2005); and Analyst, Goldman Sachs (1994-2005). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Patrick T. O’Callaghan 200 West Street New York, NY 10282 Age: 41	Assistant Secretary	Since 2009	Vice President, Goldman Sachs (2000-Present); Associate, Goldman Sachs (1998—2000); and Analyst, Goldman Sachs (1995-1998). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

James A. McCarthy 200 West Street New York, NY 10282 Age: 49	Assistant Secretary	Since 2009	Managing Director, Goldman Sachs (2003-Present); Vice President, Goldman Sachs (1996—2003); and Portfolio Manager, Goldman Sachs (1995—1996). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Andrew Murphy 200 West Street New York, NY 10282 Age: 40	Assistant Secretary	Since 2010

Vice President, Goldman Sachs (April 2009—Present); Assistant General Counsel, Goldman Sachs (April 2009—Present); Attorney, Axiom Legal (2007—2009); and Vice President and Counsel, AllianceBernstein, L.P. (2001—2007).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Robert Griffith 200 West Street New York, NY 10282 Age: 38	Assistant Secretary	Since 2011

Vice President, Goldman Sachs (August 2011—Present); Assistant General Counsel, Goldman Sachs (August 2011—Present); Vice President and Counsel, Nomura Holding America, Inc. (2010—2011); and Associate, Simpson Thacher & Bartlett LLP (2005—2010).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Matthew Wolfe 200 West Street New York, NY 10282 Age: 30	Assistant Secretary	Since 2012

Vice President, Goldman Sachs (July 2012—Present); Assistant General Counsel, Goldman Sachs (July 2012—Present); and Associate, Dechert LLP (2007—2012).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

At a meeting of the Board of Trustees held on October 17-18, 2012, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountants for the Trusts on behalf of the Funds with fiscal years ending August 31, 2013, October 31, 2013, and December 31, 2013. At a meeting of the Board of Trustees held on February 11-12, 2013, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountants for the Trusts on behalf of the Funds with the fiscal year ending March 31, 2013 and on behalf of the Goldman Sachs MLP Energy Infrastructure Fund for its initial fiscal year period. At a meeting of the Board of Trustees held on April 17-18, 2013, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountants for the Trusts on behalf of the Goldman Sachs Dynamic Emerging Markets Debt Fund for its fiscal year ending March 31, 2014.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audits of the annual, and in certain cases semi-annual, financial statements of the Funds in each of the last two fiscal years of each Trust, were:

Trust	For the Fiscal Year Ending
	December 31, 2011	December 31, 2012
GSVIT	$597,101	$367,702

Trust	For the Fiscal Year Ending
	March 31, 2012	March 31, 2013
GST	$3,013,203	$3,311,663

Fees included in the audit fees category are those associated with the annual and in certain cases semi-annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds that are reasonably related to the performance of the audits of the financial statements of the Funds (but not reported as audit fees in the table above) in each of the last two fiscal years of each Trust, were:

Trust	For the Fiscal Year Ending
	December 31, 2011	December 31, 2012
GSVIT	$0	$0

Trust	For the Fiscal Year Ending
	March 31, 2012	March 31, 2013
GST	$36,000	$2,340

Fees included in the audit-related category are those associated with other attest services.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

The following table shows the amount of audit-related fees billed by the Funds’ independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, in each of the last two fiscal years of each Trust.

Trust	For the Fiscal Year Ending		Description of Services Rendered
	December 31, 2011	December 31, 2012
GSVIT	$852,000	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ investment adviser.

Trust	For the Fiscal Year Ending		Description of Services Rendered
	March 31, 2012	March 31, 2013
GST	$852,000	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ investment adviser.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds for tax compliance, tax advice and tax planning in each of the last two fiscal years of each Trust, were:

Trust	For the Fiscal Year Ending
	December 31, 2011	December 31, 2012
GSVIT	$80,518	$82,875

Trust	For the Fiscal Year Ending
	March 31, 2012	March 31, 2013
GST	$381,228	$538,925

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountants’ tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Funds’ tax returns.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

No tax fees were billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, in each of the last two fiscal years of each Trust.

All Other Fees

No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Trusts, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, in each of the last two fiscal years of each Trust.

PricewaterhouseCoopers LLP did not bill any fees for professional services rendered to the Trusts, their investment advisers or companies controlling, controlled by or under common control with the investment advisers that provided services to the Trusts during their most recent fiscal years for information technology services relating to financial information systems design and implementation.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

No other fees were billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, in each of the last two fiscal years of each Trust.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed to the Trusts by PricewaterhouseCoopers LLP in each of the last two fiscal years of each Trust, were:

Trust	For the Fiscal Year Ending
	December 31, 2011	December 31, 2012
GSVIT	$80,518	$82,875

Trust	For the Fiscal Year Ending
	March 31, 2012	March 31, 2013
GST	$417,228	$541,265

The aggregate non-audit fees billed to the Trusts’ investment advisers and service affiliates by PricewaterhouseCoopers LLP for non-audit services in each of the last two fiscal years of each Trust, were:

Trust	For the Fiscal Year Ending
	December 31, 2011	December 31, 2012
GSVIT	$11,600,000	$10,000,000

Trust	For the Fiscal Year Ending
	March 31, 2012	March 31, 2013
GST	$11,600,000	$10,000,000

With regard to the aggregate non-audit fees billed to the Trusts’ investment advisers and service affiliates, the amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trusts’ operations or financial reporting.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with, the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining the independence of the Trusts’ independent registered public accountants.

Pre-Approval of Audit and Non-Audit Services Provided to the Funds

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of each Trust sets forth the procedures and the conditions pursuant to which services performed by an independent auditor of the Trust may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND

APPROVAL OF OTHER MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders representing one-third of the votes entitled to be cast at the Meeting, but any lesser number will be sufficient for adjournments. If a proxy card is properly executed and returned accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be counted in favor of any Proposal. Because each Fund is a series of the respective Trust, with respect to Proposal 1, your vote will be counted together with the votes of Shareholders of the other Funds, as applicable. With respect to Proposal 2, Proposal 3 and Proposal 4, each Proposal will be voted upon separately by Shareholders of each applicable Fund. A vote for Proposal 2, Proposal 3 or Proposal 4 with respect to one Fund will not affect the approval of Proposal 2, Proposal 3 or Proposal 4 with respect to the other Funds. The election of each Nominee of a Trust requires a plurality of the votes cast by all Shareholders of that Trust present at the Meeting. Cumulative voting is not permitted. The adoption of Proposal 2, Proposal 3 and Proposal 4 requires an affirmative vote of the lesser of: (i) 67% or more of the voting securities of the applicable Fund that are present at the meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the applicable Fund (a “1940 Act Majority”).

Brokers who hold shares in street name for customers have discretionary authority to vote on “routine” proposals, such as the election of Trustees, when they have not received instructions from the beneficial owners of those shares. Broker “non-votes” are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, other than for quorum purposes, for which the required vote is a plurality of the votes cast, but effectively will be a vote against adjournment, for which the required vote is a percentage of the shares present in person or by proxy, and against Proposal 2, Proposal 3 and Proposal 4, for which the required vote is a 1940 Act Majority.

With respect to GSVIT, Life Companies that use shares of a Fund as funding media for its variable contracts will vote shares of the Fund held by its Accounts in accordance with the instructions received from variable contract holders. The Life Companies will also vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for” or “withhold authority”) to those shares for which instructions are received, even in instances where a broker would be prevented from exercising discretion. Broker “non-votes” therefore will be voted by each Life Company just as any other shares for which the Life Company does not receive voting instructions. As a result, a small number of variable contract holders could determine the outcome of the vote if other variable contract holders fail to vote. A Life Company whose separate account invests in a Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its Accounts in the aggregate.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the

Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. If a quorum is present, any such adjournment will require the affirmative vote of a majority of the shares of a Trust present in person or by proxy at the session of the Meeting to be adjourned, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against such Proposal against any such adjournment. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to shareholders or variable contract owners.

SHAREHOLDER PROPOSALS

Each Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to each respective Trust at its address stated on the first page of this Joint Proxy Statement.

ADDITIONAL INFORMATION

Investment Advisers

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Goldman Sachs Asset Management International

Christchurch Court

10-15 Newgate Street

London, England EC1A 7HD

Distributor

Goldman, Sachs & Co.

200 West Street

New York, NY10282

August 15, 2013

Shareholders and variable contract owners who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card or voting instruction form and follow the instructions on the proxy card or voting instruction form. If you have any questions regarding the proxy materials please contact the Trusts at 1-800-621-2550.

EXHIBIT A

OUTSTANDING SHARES OF EACH FUND

Each Fund’s Shares outstanding as of August 5, 2013 is set forth in the table below.

Fund	Outstanding Shares
Fiscal Year End 3/31
Goldman Sachs Core Fixed Income Fund	116,517,459
Goldman Sachs Core Plus Fixed Income Fund	33,436,533
Goldman Sachs Dynamic Emerging Markets Debt Fund	1,317,996
Goldman Sachs Emerging Markets Debt Fund	120,654,737
Goldman Sachs Enhanced Income Fund	41,028,580
Goldman Sachs Global Income Fund	39,753,569
Goldman Sachs Government Income Fund	47,360,325
Goldman Sachs High Quality Floating Rate Fund	25,267,263
Goldman Sachs High Yield Floating Rate Fund	250,679,684
Goldman Sachs High Yield Fund	738,955,438
Goldman Sachs High Yield Municipal Fund	365,591,958
Goldman Sachs Inflation Protected Securities Fund	27,801,412
Goldman Sachs Investment Grade Credit Fund	57,890,100
Goldman Sachs Local Emerging Markets Debt Fund	369,570,666
Goldman Sachs Municipal Income Fund	36,421,630
Goldman Sachs Short Duration Government Fund	145,614,045
Goldman Sachs Short Duration Income Fund	9,162,046
Goldman Sachs Short Duration Tax-Free Fund	401,694,172
Goldman Sachs Strategic Income Fund	638,172,984
Goldman Sachs U.S. Mortgages Fund	29,365,442
Goldman Sachs World Bond Fund	1,219,393

Fiscal Year End 8/31
Goldman Sachs Capital Growth Fund	30,984,414
Goldman Sachs Concentrated Growth Fund	9,098,318
Goldman Sachs Enhanced Dividend Global Equity Portfolio	26,270,274
Goldman Sachs Flexible Cap Growth Fund	1,003,697
Goldman Sachs Focused Growth Fund	970,682.978
Goldman Sachs Growth and Income Fund	16,692,696
Goldman Sachs Growth Opportunities Fund	171,100,223
Goldman Sachs Large Cap Value Fund	98,644,230
Goldman Sachs Mid Cap Value Fund	200,833,152
Goldman Sachs Small Cap Value Fund	84,766,859
Goldman Sachs Small/Mid Cap Growth Fund	82,050,072
Goldman Sachs Strategic Growth Fund	27,467,945
Goldman Sachs Tax-Advantaged Global Equity Portfolio	63,724,590
Goldman Sachs Technology Tollkeeper FundSM	24,606,130
Goldman Sachs U.S. Equity Fund	791,120
Goldman Sachs Financial Square Federal Fund	10,742,813,470
Goldman Sachs Financial Square Government Fund	26,692,092,771
Goldman Sachs Financial Square Money Market Fund	26,295,178,963
Goldman Sachs Financial Square Prime Obligations Fund	16,900,720,029
Goldman Sachs Financial Square Tax-Exempt California Fund	286,647,581
Goldman Sachs Financial Square Tax-Exempt New York Fund	154,231,080
Goldman Sachs Financial Square Tax-Free Money Market Fund	5,876,730,714
Goldman Sachs Financial Square Treasury Instruments Fund	27,422,503,807
Goldman Sachs Financial Square Treasury Obligations Fund	11,298,320,159

A-1

Fund	Outstanding Shares
Fiscal Year End 10/31
Goldman Sachs Asia Equity Fund	3,158,737
Goldman Sachs BRIC Fund	22,787,074
Goldman Sachs China Equity Fund	2,613,259
Goldman Sachs Concentrated International Equity Fund	8,353,470
Goldman Sachs Emerging Markets Equity Fund	29,657,809
Goldman Sachs Emerging Markets Equity Insights Fund	69,486,625
Goldman Sachs Income Builder Fund	16,048,585
Goldman Sachs International Equity Insights Fund	95,738,946
Goldman Sachs International Small Cap Fund	9,016,625
Goldman Sachs International Small Cap Insights Fund	43,507,265
Goldman Sachs Large Cap Growth Insights Fund	19,737,621
Goldman Sachs Large Cap Value Insights Fund	24,531,113
Goldman Sachs N-11 Equity Fund	44,422,371
Goldman Sachs Retirement Portfolio Completion	357,203
Goldman Sachs Rising Dividend Growth Fund	114,386,789
Goldman Sachs Small Cap Equity Insights Fund	13,831,401
Goldman Sachs Small Cap Growth Insights Fund	1,841,945
Goldman Sachs Small Cap Value Insights Fund	4,358,082
Goldman Sachs Strategic International Equity Fund	4,788,511
Goldman Sachs U.S. Equity Insights Fund	10,796,622

Fiscal Year End 11/30
Goldman Sachs MLP Energy Infrastructure Fund	11,195,113

Fiscal Year End 12/31
Goldman Sachs Absolute Return Tracker Fund	167,837,278
Goldman Sachs Balanced Strategy Portfolio	49,503,436
Goldman Sachs Commodity Strategy Fund	205,195,345
Goldman Sachs Dynamic Allocation Fund	116,046,325
Goldman Sachs Equity Growth Strategy Portfolio	29,186,685
Goldman Sachs Growth and Income Strategy Portfolio	88,819,466
Goldman Sachs Growth Strategy Portfolio	72,387,975
Goldman Sachs Income Strategies Portfolio	3,928,702
Goldman Sachs International Equity Dividend and Premium Fund	52,345,311
Goldman Sachs International Real Estate Securities Fund	62,487,432
Goldman Sachs Managed Futures Strategy Fund	2,660,440
Goldman Sachs Real Estate Securities Fund	33,055,172
Goldman Sachs Satellite Strategies Portfolio	171,183,268
Goldman Sachs Structured International Tax-Managed Equity Fund	22,735,370
Goldman Sachs Structured Tax-Managed Equity Fund	30,179,985
Goldman Sachs U.S. Equity Dividend and Premium Fund Goldman Sachs Variable Insurance Trust Core Fixed Income Fund	116,766,210 11,686,963
Goldman Sachs Variable Insurance Trust Equity Index Fund Goldman Sachs Variable Insurance Trust Global Markets Navigator Fund	14,591,225 5,833,214
Goldman Sachs Variable Insurance Trust Growth Opportunities Fund Goldman Sachs Variable Insurance Trust High Quality Floating Rate Fund Goldman Sachs Variable Insurance Trust Large Cap Value Fund	23,388,335 6,873,148 90,480,143
Goldman Sachs Variable Insurance Trust Mid Cap Value Fund Goldman Sachs Variable Insurance Trust Money Market Fund	51,875,071 335,199,653
Goldman Sachs Variable Insurance Trust Strategic Growth Fund	29,434,570
Goldman Sachs Variable Insurance Trust Strategic International Equity Fund	21,083,054
Goldman Sachs Variable Insurance Trust Structured Small Cap Equity Fund	8,005,394
Goldman Sachs Variable Insurance Trust Structured U.S. Equity Fund	27,365,761

A-2

EXHIBIT B

FIVE PERCENT SHAREHOLDERS

As of June 30, 2013, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of any class of each Fund:

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
ABSOLUTE RETURN TRACKER FUND CLASS A SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	1,757,344.83	14.49%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	3,443,825.12	28.40%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	2,652,882.50	21.88%

	PERSHING LLC JERSEY CITY, NJ	856,372.99	7.06%

CLASS C SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	287,789.38	8.41%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	221,755.27	6.48%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	963,878.96	28.17%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,282,539.57	37.48%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	250,641.36	7.32%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	1,453,677.92	74.13%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	392,296.67	20.01%

CLASS R SHARES	PJ ROBB VARIABLE CORP FRONTIER TRUST COMPANY FBO KING’S MEDICAL GROUP PS PLAN & TR FARGO, ND	94,114.36	47.45%

	HARTFORD LIFE INSURANCE COMPANY WINDSOR, CT	51,644.54	26.04%

	FIRST CLEARING LLC FRONTIER TRUST COMPANY FBO GINA L PFEIFFER DDS PS WITH SAFE FARGO, ND	10,310.76	5.20%

	MSCS FINANCIAL SERVICES LLC MASON CITY, IA	16,594.64	8.37%

INSTITUTIONAL SHARES	MSCS FINANCIAL SERVICES LLC RALEIGH, NC	10,235,020.82	6.86%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	82,842,665.77	55.56%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	10,535,886.71	7.07%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	17,282,957.50	11.59%

	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	8,472,404.12	5.68%

ASIA EQUITY FUND CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	39,394.24	5.15%

	EDWARD JONES SAINT LOUIS, MO	265,809.09	34.72%

	FIRST CLEARING LLC SAINT LOUIS, MO	43,027.55	5.62%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	14,415.70	37.14%

	PERSHING LLC JERSEY CITY, NJ	2,640.41	6.80%

	FIRST CLEARING LLC SAINT LOUIS, MO	5,824.93	15.01%

	EDWARD JONES SAINT LOUIS, MO	4,444.49	11.45%

	FIRST CLEARING LLC SAINT LOUIS, MO	20,602.46	14.92%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	10,021.62	7.26%

	CADARET GRANT & CO INC ERICA PESSO FBO RICHARD A RIFKIN DMD PC 401K PSP & TR YORKTOWN HTS, NY	8,378.74	6.07%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	20,382.70	14.76%

	PERSHING LLC JERSEY CITY, NJ	9,850.35	7.13%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	11,784.23	8.53%

	EDWARD JONES SAINT LOUIS, MO	15,220.40	11.02%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	2,181,258.43	97.00%

BALANCED STRATEGY PORTFOLIO CLASS A SHARES	EDWARD JONES SAINT LOUIS, MO	8,244,697.27	45.08%

CLASS B SHARES	EDWARD JONES SAINT LOUIS, MO	467,064.83	33.84%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	106,057.79	7.68%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	79,941.15	5.79%

	FIRST CLEARING LLC SAINT LOUIS, MO	294,395.53	21.33%

CLASS C SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	452,287.89	6.39%

	FIRST CLEARING LLC SAINT LOUIS, MO	857,828.75	12.11%

	EDWARD JONES SAINT LOUIS, MO	426,236.57	6.02%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	1,550,145.68	21.89%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	931,086.45	13.15%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	389,716.56	5.50%

CLASS IR SHARES	ADP/BROKER DEALER INC BOSTON, MA	109,653.06	62.98%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	41,371.69	23.76%

	MID ATLANTIC CAPITAL CORP COUNSEL TRUST DBA MATC FBO MISSION 1ST GROUP INC 401K PSP & TR PITTSBURGH, PA	21,136.22	12.14%

CLASS R SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	51,426.12	7.37%

	ADP/BROKER DEALER INC BOSTON, MA	459,278.57	65.78%

	PRINCIPLED ADVISORS INC COUNSEL TRUST DBA MATC FBO CRANBURY HEALTHCARE CENTER INC 401K PITTSBURGH, PA	71,668.12	10.27%

INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	14,686,363.14	64.66%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	7,207,300.66	31.73%

SERVICE SHARES	STEELE STREET BANK & TRUST DENVER, CO	8,755.57	5.41%

	SUPERIOR BANK HUNTER STREET BAPTIST CHURCH INC MISSION FUND BIRMINGHAM, AL	48,369.11	29.86%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	64,431.04	39.78%

	TCA TRUSTCORP AMERICA WASHINGTON, DC	38,036.25	23.48%

BRIC FUND CLASS A SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	677,924.76	8.53%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	727,703.47	9.16%

	PERSHING LLC JERSEY CITY, NJ	637,738.47	8.03%

	EDWARD JONES SAINT LOUIS, MO	2,325,113.45	29.26%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	956,112.33	12.03%

	FIRST CLEARING LLC SAINT LOUIS, MO	635,871.70	8.00%

CLASS C SHARES	PERSHING LLC JERSEY CITY, NJ	287,627.06	5.50%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	1,502,038.27	28.71%

	FIRST CLEARING LLC SAINT LOUIS, MO	769,117.03	14.70%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	262,481.94	5.02%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,024,143.65	19.57%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	358,056.34	6.84%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	10,039.58	10.60%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	81,557.72	86.14%

INSTITUTIONAL SHARES	GOLDMAN SACHS ASSET MANAGEMENT LP ALASKA PERMANENT FUND CORPORATION JUNEAU, AK	853,895.40	8.20%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	762,938.33	7.33%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	655,759.47	6.30%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	6,330,195.30	60.78%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	559,924.41	5.38%

CAPITAL GROWTH FUND CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,194,892.00	5.25%

	EDWARD JONES SAINT LOUIS, MO	3,109,010.16	13.67%

CLASS B SHARES	EDWARD JONES SAINT LOUIS, MO	52,047.53	6.53%

CLASS C SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	334,776.93	10.78%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	156,352.70	5.04%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	271,765.38	8.75%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	307,989.53	9.92%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	266,283.93	8.58%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	58,745.68	78.96%

	MID ATLANTIC CAPITAL CORP MID ATLANTIC TRUST COMPANY FBO VIAN ENTERPRISES INC 401K PROFIT PITTSBURGH, PA	12,129.01	16.30%

CLASS R SHARES	MORGAN STANLEY SMITH BARNEY LLC FRONTIER TRUST COMPANY FBO THE CHEMPI PENSION PLAN FARGO, ND	15,920.84	17.93%

	ADP/BROKER DEALER INC BOSTON, MA	49,712.34	55.99%

	FIRST CLEARING LLC RICHARD HENRIKSON FBO HANNA INSTRUMENTS INC 401K PSP & TR WOONSOCKET, RI	11,479.58	12.93%

INSTITUTIONAL SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	313,120.55	7.34%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	411,236.90	9.64%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	2,833,630.21	66.40%

SERVICE SHARES	MSCS FINANCIAL SERVICES LLC FULTON BANK, NA FBO HODGE TOOL COMP LANCASTER, PA	12,797.83	35.46%

	MSCS FINANCIAL SERVICES LLC FULTON BANK, NA FBO CONESTOGARY CLUB LANCASTER, PA	3,239.62	8.98%

	HARTFORD LIFE INSURANCE COMPANY WEATOGUE, CT	3,264.21	9.05%

	TCA TRUSTCORP AMERICA WASHINGTON, DC	7,123.84	19.74%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	3,477.78	9.64%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	4,319.11	11.97%

CHINA EQUITY FUND CLASS A SHARE	CENTAURUS FINANCIAL INC DAVID L GREZLIK LIVONIA, MI	155.45	7.80%

	RAYMOND JAMES FINANCIAL SVCS INC STEPHEN PRICE OMAHA, NE	223.11	11.20%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,012.74	50.82%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	601.66	30.19%

CLASS C SHARES	RBC CAPITAL MARKETS CORPORATION MINNEAPOLIS, MN	3,589.86	65.88%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,002.57	18.40%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	740.99	13.60%

CLASS IR SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,013.82	100.00%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	2,580,522.09	99.06%

COMMODITY STRATEGY FUND CLASS A SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	40,384,759.69	69.77%

	PERSHING LLC JERSEY CITY, NJ	4,425,146.69	7.65%

	EDWARD JONES SAINT LOUIS, MO	3,612,094.47	6.24%

CLASS C SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	116,083.21	5.13%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	241,291.84	10.66%

	FIRST CLEARING LLC SAINT LOUIS, MO	230,203.41	10.17%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	418,679.47	18.49%

	EDWARD JONES SAINT LOUIS, MO	391,699.05	17.30%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	343,310.33	15.16%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	130,420.43	5.76%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	479,803.00	49.84%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	393,174.13	40.84%

CLASS R SHARES	LPL FINANCIAL CORPORATION FRONTIER TRUST COMPANY FBO RANKIN & RANKIN INC 401K PLAN FARGO, ND	23,749.77	7.80%

	FIRST CLEARING LLC FRONTIER TRUST COMPANY FBO GINA L PFEIFFER DDS PS WITH SAFE FARGO, ND	17,259.49	5.67%

	GOLDMAN SACHS DIRECT ACCTS FRONTIER TRUST COMPANY FBO STEWART BROS DRILLING CO 401K SA FARGO, ND	20,961.43	6.88%

	PRINCOR FINANCIAL SVCS CORP DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS DES MOINES, IA	29,156.00	9.57%

INSTITUTIONAL SHARES	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	7,692,652.03	5.42%

	GOLDMAN SACHS TRUST STATE STREET BANK & TR CO CUST GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO BOSTON, MA	25,491,759.18	17.96%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	13,266,984.55	9.35%

	EDWARD JONES MARYLAND HTS, MO	44,344,122.18	31.25%

CONCENTRATED GROWTH FUND CLASS A SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	29,149.91	5.72%

	FIRST CLEARING LLC SAINT LOUIS, MO	70,742.81	13.89%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	42,705.84	8.38%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	114,062.93	22.39%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	63,698.08	12.50%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	44,347.32	8.71%

CLASS B SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	2,142.07	10.61%

	BB & T INVESTMENT SERVICES INC RICHARD L BERRY PORT ST LUCIE, FL	5,122.72	25.38%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	4,942.78	24.49%

	FIRST CLEARING LLC SAINT LOUIS, MO	1,711.21	8.48%

CLASS C SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	23,410.63	12.45%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	77,027.47	40.96%

	FIRST CLEARING LLC SAINT LOUIS, MO	10,610.69	5.64%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	48,873.65	25.99%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	17,581.33	86.83%

	MID ATLANTIC CAPITAL CORP COUNSEL TRUST DBA MATC FBO MCCABE CAPITAL MANAGERS LTD 401K PSP & TR PITTSBURGH, PA	1,959.33	9.68%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	700.26	100.00%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	7,841,257.30	93.31%

CONCENTRATED INTERNATIONAL EQUITY FUND CLASS A SHARES	EDWARD JONES SAINT LOUIS, MO	1,294,056.77	42.96%

	FIRST CLEARING LLC SAINT LOUIS, MO	177,786.32	5.90%

CLASS B SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	2,094.63	6.13%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	3,218.60	9.41%

	PERSHING LLC JERSEY CITY, NJ	5,844.95	17.10%

	EDWARD JONES SAINT LOUIS, MO	9,377.96	27.43%

CLASS C SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	54,969.60	5.81%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	242,982.26	25.67%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	34,605.27	99.79%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	3,647,311.30	86.55%

SERVICE SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	2,033.78	10.91%

	MERRILL LYNCH PIERCE FENNER FBO GOLDMAN SACHS FUNDS JACKSONVILLE, FL	16,607.48	89.08%

CORE FIXED INCOME FUND CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	3,396,505.84	24.27%

	EDWARD JONES SAINT LOUIS, MO	4,051,518.41	28.95%

CLASS B SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	34,478.94	6.56%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	36,799.07	7.00%

	EDWARD JONES SAINT LOUIS, MO	243,602.93	46.34%

	MERRILL LYNCH PIERCE FENNER FBO GOLDMAN SACHS FUNDS JACKSONVILLE, FL	50,882.70	9.68%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER FBO GOLDMAN SACHS FUNDS JACKSONVILLE, FL	171,869.94	7.64%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	202,116.91	8.99%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	222,548.70	9.89%

	FIRST CLEARING LLC SAINT LOUIS, MO	124,527.99	5.54%

CLASS IR SHARES	MID ATLANTIC CAPITAL CORP MID ATLANTIC TRUST COMPANY FBO VIAN ENTERPRISES INC 401K PSP & TR PITTSBURGH, PA	23,436.89	14.31%

	MSCS FINANCIAL SERVICES LLC MG TRUST COMPANY CUSTOMER FBO CLEVELAND EYE CLINIC 401 DENVER, CO	14,051.34	8.58%

	MID ATLANTIC CAPITAL CORP MID ATLANTIC TRUST COMPANY FBO ALABAMA PAIN CENTER LLC 401K PSP & TR PITTSBURGH, PA	12,140.58	7.41%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	29,718.60	18.14%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	49,642.00	30.30%

	PERSHING LLC JERSEY CITY, NJ	22,852.14	13.95%

CLASS R SHARES	NATIONAL FINANCIAL SERVICES LLC FIIOC FBO ELGE INC 401K PLAN COVINGTON, KY	3,552.56	6.19%

	EDWARD JONES COUNSEL TRUST DBA MATC FBO MON-RAY INC PITTSBURGH, PA	41,105.33	71.65%

	MID ATLANTIC CAPITAL CORP PITTSBURGH, PA	8,374.27	14.60%

INSTITUTIONAL SHARES	STATE STREET BANK & TRUST CO GOLDMAN SACHS PROFIT SHARING MASTER TRUST BOSTON, MA	5,217,269.20	5.09%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	15,177,257.83	14.82%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	63,581,449.56	62.07%

SERVICE SHARES	MSCS FINANCIAL SERVICES LLC FULTON BANK, NA FBO CONSOLIDATED SCHOOL OF BUSINESS LANCASTER, PA	22,702.48	6.86%

	MSCS FINANCIAL SERVICES LLC FULTON BANK, NA FBO SMITH LAND & IMPROVEMENT CORP LANCASTER, PA	83,726.09	25.31%

	MSCS FINANCIAL SERVICES LLC FULTON BANK, NA FBO PLASTERER EQUIPMENT CO., INC. LANCASTER, PA	28,134.65	8.50%

	TCA TRUSTCORP AMERICA WASHINGTON DC	147,704.78	44.65%

CORE PLUS FIXED INCOME FUND CLASS A SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	230,474.27	6.39%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	287,603.65	7.98%

	EDWARD JONES SAINT LOUIS, MO	1,356,500.45	37.62%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	35,393.51	11.69%

	EDWARD JONES SAINT LOUIS, MO	65,243.06	21.54%

	PERSHING LLC JERSEY CITY, NJ	31,866.09	10.52%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	16,665.10	5.50%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	59,001.63	6.76%

	FIRST CLEARING LLC SAINT LOUIS, MO	116,252.66	13.32%

	MERRILL LYNCH PIERCE FENNER GOLDMAN SACHS FUNDS JACKSONVILLE, FL	171,299.31	19.63%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	46,365.75	5.31%

	JP MORGAN SECURITIES INC BROOKLYN NY	45,717.76	5.24%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	259,995.64	96.96%

CLASS R SHARES	MERRILL LYNCH PIERCE FENNER GOLDMAN SACHS FUNDS JACKSONVILLE, FL	6,611.96	25.92%

	MORGAN STANLEY SMITH BARNEY LLC MG TRUST COMPANY CUST FBO SHANNAHAN ARTESIAN WELL CO INC DENVER, CO	16,680.75	65.39%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	9,720,232.64	34.04%

	MSCS FINANCIAL SERVICES LLC PITTSBURGH, PA	14,138,482.58	49.51%

SERVICE SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,352.70	99.92%

DYNAMIC ALLOCATION FUND CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	2,605,555.64	11.22%

	PERSHING LLC JERSEY CITY, NJ	1,961,731.00	8.45%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	4,439,801.85	19.12%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	1,787,824.19	7.70%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	6,863,061.39	29.55%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	697,836.40	9.19%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	2,014,371.54	26.53%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	1,421,430.45	18.72%

	FIRST CLEARING LLC SAINT LOUIS, MO	1,032,081.60	13.59%

	PERSHING LLC JERSEY CITY, NJ	544,948.62	7.18%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	737,879.26	9.72%

INSTITUTIONAL SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	4,509,606.01	5.66%

	GOLDMAN SACHS TRUST FBO GOLDMAN SACHS BALANCED STRATEGY BOSTON, MA	7,345,380.30	9.22%

	GOLDMAN SACHS TRUST FBO GOLDMAN SACHS GRTH & INCOME STRATEGY BOSTON, MA	13,691,004.02	17.18%

	GOLDMAN SACHS TRUST FBO GOLDMAN SACHS GROWTH STRATEGY BOSTON, MA	11,571,407.64	14.52%

	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	9,939,900.53	12.47%

	FIRST CLEARING LLC SAINT LOUIS, MO	23,196,814.70	29.11%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	2,488,730.35	41.26%
	LPL FINANCIAL CORPORATION SAN DIEGO, CA	3,250,108.34	53.88%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,056.90	100.00%

DYNAMIC EMERGING MARKETS DEBT FUND CLASS A SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,002.25	100.00%

CLASS C SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,001.70	100.00%

CLASS IR SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	2,505.92	100.00%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	2,505.08	100.00%

INSTITUTIONAL SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE INDIA	995,439.14	77.38%

	MSCS FINANCIAL SERVICES LLC HIGH POINT BANK – MATRIX 3 HIGH POINT, NC	254,177.33	19.76%

EMERGING MARKETS DEBT FUND CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	844,411.74	6.52%

	PERSHING LLC JERSEY CITY, NJ	945,468.36	7.30%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	921,686.94	7.12%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	2,564,092.78	19.80%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	1,361,394.97	10.51%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	3,109,883.01	24.02%

CLASS C SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	391,814.43	11.49%

	MERRILL LYNCH PIERCE FENNER GOLDMAN SACHS FUNDS JACKSONVILLE, FL	825,107.98	24.20%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	242,372.58	7.11%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	818,570.32	24.01%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	391,393.87	11.48%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	230,275.98	6.75%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	1,488,562.06	83.65%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	250,226.51	14.06%

INSTITUTIONAL SHARES	JP MORGAN CLEARING CORP BROOKLYN, NY	35,216,220.73	34.06%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	6,143,103.16	5.94%

	GOLDMAN SACHS TRUST GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO BOSTON, MA	15,060,665.17	14.56%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	16,953,441.57	16.39%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	10,446,949.21	10.10%

EMERGING MARKETS EQUITY FUND CLASS A SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	169,176.13	6.85%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	219,033.53	8.86%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	224,514.78	9.08%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	217,738.91	8.81%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	216,774.19	8.77%

	EDWARD JONES SAINT LOUIS, MO	534,989.19	21.65%

CLASS B SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	94,755.57	33.75%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	31,526.00	11.23%

	EDWARD JONES SAINT LOUIS, MO	33,942.63	12.09%

	FIRST CLEARING LLC SAINT LOUIS, MO	33,299.94	11.86%

CLASS C SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	135,522.60	14.26%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	220,278.08	23.18%

	MERRILL LYNCH PIERCE FENNER FBO GOLDMAN SACHS FUNDS JACKSONVILLE, FL	213,985.93	22.52%

	FIRST CLEARING LLC SAINT LOUIS, MO	159,651.90	16.80%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	1,001.17	6.79%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	10,199.68	69.20%

	PERSHING LLC JERSEY CITY, NJ	3,223.64	21.87%

INSTITUTIONAL SHARES	STATE STREET BANK & TRUST CO. VERONICA ATKINS MARITAL TRUST MAS PRI BOSTON, MA	1,730,528.98	6.74%

	GOLDMAN SACHS ASSET MANAGEMENT LP ALASKA PERMANENT FUND CORPORATION JUNEAU, AK	1,580,317.44	6.15%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	15,181,324.13	59.12%

	GOLDMAN SACHS TRUST GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO BOSTON, MA	4,803,126.45	18.71%

SERVICE SHARES	SECURITY BENEFIT LIFE INSURANCE CO TOPEKA, KS	173,534.08	17.13%

	SECURITY BENEFIT LIFE INSURANCE CO TOPEKA, KS	277,014.77	27.34%

	SECURITY BENEFIT LIFE INSURANCE CO TOPEKA, KS	502,901.31	49.64%

EMERGING MARKETS EQUITY INSIGHTS FUND CLASS A SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	301,017.14	12.14%

	TD AMERITRADE CLEARING INC OMAHA, NE	245,850.67	9.92%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	840,704.05	33.91%

	PERSHING LLC JERSEY CITY, NJ	402,798.35	16.25%

	GENWORTH FINANCIAL TRUST COMPANY PHOENIX, AZ	142,475.72	5.75%

CLASS C SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	5,744.15	14.84%

	RBC CAPITAL MARKETS CORPORATION MINNEAPOLIS, MN	2,644.23	6.83%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	11,460.38	29.60%

	EDWARD JONES SAINT LOUIS, MO	2,155.87	5.57%

	PERSHING LLC JERSEY CITY, NJ	2,312.34	5.97%

	FIRST CLEARING LLC GLEN ALLEN, VA	8,164.89	21.09%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	4,495.72	11.61%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	21,800.18	52.26%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	19,774.36	47.41%

INSTITUTIONAL SHARES	GOLDMAN SACHS ASSET MANAGEMENT LP ALLIANT TECHSYSTEMS INC NEW YORK, NY	3,417,274.09	5.21%

	ALLIANT TECHSYSTEMS INC EDEN PRAIRIE, MN	5,020,442.07	7.66%

	GOLDMAN SACHS ASSET MANAGEMENT LP ALASKA PERMANENT FUND CORPORATION JUNEAU, AK	3,727,649.09	5.69%

	GOLDMAN SACHS ASSET MANAGEMENT LP UNIVERSITY OF CALIFORNIA REGENTS NEW YORK, NY	5,008,452.63	7.64%

	GOLDMAN SACHS TRUST GOLDMAN SACHS TRUST GROWTH & INCOME BOSTON, MA	5,962,245.55	9.10%

	GOLDMAN SACHS TRUST GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO BOSTON, MA	4,309,330.26	6.57%

	GOLDMAN SACHS TRUST GSS GROWTH STRATEGY OMNIBUS A/C BOSTON, MA	7,468,389.71	11.39%

	GOLDMAN SACHS TRUST GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO BOSTON, MA	10,617,613.69	16.20%

	GOLDMAN SACHS & CO GOLDMAN SACHS TAX ADVANTAGED GLOBAL BOSTON, MA	6,690,764.49	10.21%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	6,503,449.08	9.92%

ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	23,780,636.07	91.91%

CLASS A SHARES	BARCLAYS CAPITAL INC JERSEY CITY, NJ	3,603.47	29.04%

	BARCLAYS CAPITAL INC JERSEY CITY, NJ	856.69	6.90%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	740.65	5.97%

	BARCLAYS CAPITAL INC JERSEY CITY, NJ	2,590.79	20.88%

	BARCLAYS CAPITAL INC JERSEY CITY, NJ	1,734.10	13.98%

	BARCLAYS CAPITAL INC JERSEY CITY, NJ	1,701.63	13.72%

ENHANCED INCOME FUND ADMINISTRATION SHARES	MSCS FINANCIAL SERVICES LLC MG TRUST COMPANY CUST FBO FAIRVIEW MACHINE COMPANY, INC. DENVER, CO	4,748.10	21.32%

	MSCS FINANCIAL SERVICES LLC MG TRUST COMPANY CUST FBO MCCANNON TYLER & ASSOCIATES DENVER, CO	4,186.24	18.80%

	PERSHING LLC JERSEY CITY, NJ	4,116.54	18.49%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	4,225.11	18.97%

	RBC CAPITAL MARKETS CORPORATION MINNEAPOLIS, MN	2,052.50	9.22%

	MSCS FINANCIAL SERVICES LLC MG TRUST COMPANY CUST FBO CONDLEY AND COMPANY DENVER, CO	1,979.04	8.89%

CLASS A SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	2,298,639.97	33.44%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	850,670.50	12.38%

	FIRST CLEARING LLC SAINT LOUIS, MO	465,191.59	6.77%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,142,180.56	16.62%

	MERRILL LYNCH PIERCE FENNER FBO GOLDMAN SACHS FUNDS JACKSONVILLE, FL	431,974.13	6.28%

CLASS B SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	2,152.69	10.70%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,492.48	7.42%

	CAPITAL GUARDIAN LLC WILKINSON ANIMAL HOSPITAL LOWELL, NC	1,433.96	7.13%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,705.00	8.48%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,100.85	5.47%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	9,163.13	10.64%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	76,875.72	89.24%

INSTITUTIONAL SHARES	FIFTH THIRD SECURITIES GLEN ELLYN, IL	1,901,997.73	5.76%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	5,075,628.60	15.38%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	13,168,229.99	39.91%

	HOFSTRA UNIVERSITY HEMPSTEAD, NY	4,061,993.84	12.31%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,666,643.32	5.05%

EQUITY GROWTH STRATEGY PORTFOLIO CLASS A SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	718,079.19	6.51%

	EDWARD JONES SAINT LOUIS, MO	2,837,396.31	25.71%

	FIRST CLEARING LLC SAINT LOUIS, MO	735,254.30	6.66%

CLASS B SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	92,973.23	6.96%

	FIRST CLEARING LLC SAINT LOUIS, MO	208,174.54	15.58%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	74,081.63	5.55%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	173,213.45	12.97%

	PERSHING LLC JERSEY CITY, NJ	125,683.59	9.41%

	EDWARD JONES SAINT LOUIS, MO	224,503.62	16.81%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER FBO GOLDMAN SACHS FUNDS JACKSONVILLE, FL	1,269,914.10	15.43%

	FIRST CLEARING LLC SAINT LOUIS, MO	1,525,428.24	18.54%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,485,658.71	18.05%

CLASS IR SHARES	MID ATLANTIC CAPITAL CORP MID ATLANTIC TRUST COMPANY FBO VIAN ENTERPRISES INC 401K PROFIT PITTSBURGH, PA	16,295.55	11.39%

	ADP/BROKER DEALER INC BOSTON, MA	101,630.00	71.01%

	MID ATLANTIC CAPITAL CORP COUNSEL TRUST DBA MATC FBO MISSION 1ST GROUP INC 401K PSP & TR PITTSBURGH, PA	14,416.10	10.07%

	ADP/BROKER DEALER INC BOSTON, MA	373,651.12	96.51%

INSTITUTIONAL SHARES	WELLS FARGO BANK WELLS FARGO BANK NA FBO FRIED, FRANK EMPLOYEES RETIREMENT PLAN MINNEAPOLIS, MN	1,173,900.84	14.51%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	6,138,038.13	75.87%

SERVICE SHARES	STEELE STREET BANK & TRUST STEELE STREET BANK & TRUST AS CUSTOMER FOR MARK G FORSYTHE IRA CENTENNIAL, CO	10,820.38	23.65%

	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	2,733.72	5.98%

	MERRILL LYNCH PIERCE FENNER FBO GOLDMAN SACHS FUNDS JACKSONVILLE, FL	23,318.45	50.97%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	5,832.64	12.75%

FINANCIAL SQUARE FEDERAL FUND ADMINISTRATION SHARES	DEUTSCHE BANK TRUST CO BANK OF AMERICA DISTRIBUTION TRUST FARIBAULT, MN	42,949,666.64	11.00%

	HARRIS ASSOCIATES, L.P. THE OAKMARK FUNDS CHICAGO, IL	65,751,379.51	16.84%

	COMMERCE BANK OF KANSAS CITY MORI & CO KANSAS CITY, MO	40,025,805.63	10.25%

	FIRST NATIONAL BANK IN SIOUX FALLS SIOUX FALLS, SD	25,386,225.60	6.50%

	SIMTRUST & CO PINE BLUFF, AR	31,261,881.02	8.01%

	AMALGAMATED BANK OF CHICAGO CHICAGO, IL	43,068,462.35	11.03%

	BANCFIRST TRUST FIRECO OKLAHOMA CITY, OK	37,885,259.66	9.71%

CAPITAL SHARES	HONKAMP KRUEGER FINANCIAL SERVICES ARMSTRONG, IA	3,276,752.16	5.74%

	RAYMOND JAMES TRUST NA ST PETERSBURG, FL	27,384,843.47	47.94%

	RAYMOND JAMES TRUST NA ST PETERSBURG, FL	26,255,227.35	45.96%

CASH MANAGEMENT SHARES	STRATEVEST & CO BRATTLEBORO, VT	76,709,074.46	100.00%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	4,524,008,378.19	51.63%

	CORNING INCORPORATED CORNING, NY	463,322,257.25	5.29%

PREFERRED SHARES	BB & T CAPITAL MARKETS SC FARM BUREAU MUTUAL INSURANCE COMPANY WEST COLUMBIA, SC	4,206,114.12	7.53%

	MERRILL LYNCH PIERCE FENNER AND CHARLOTTE, NC	3,000,204.18	5.37%

	COMMERCE BANK OF KANSAS CITY MORI &CO KANSAS CITY, MO	7,939,279.54	14.22%

	RAYMOND JAMES & ASSOCIATES MCKEE FOODS FINANCE INC COLLEGEDALE, TN	28,629,877.25	51.29%

PREMIER SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	1,165,944,156.54	100.00%

RESOURCE SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

SELECT SHARES	APEX CLEARING CORPORATION DALLAS, TX	66,463,433.63	87.50%

	COMMERCE BANK OF KANSAS CITY LEESA K JABARA SPECIAL ACCOUNT WICHITA, KS	5,743,735.67	7.56%

SERVICE SHARES	SIGNATURE BANK MMF SETTLEMENT NEW YORK, NY	24,192,631.72	5.20%

	AMG NATIONAL TRUST BANK HAWS & CO ENGLEWOOD, CO	65,969,460.04	14.19%

	AMALGAMATED BANK OF CHICAGO CHICAGO, IL	108,177,839.45	23.26%

	COMMERCE BANK – LENEXA TEAL ASSURANCE COMPANY OVERLAND PARK, KS	25,923,252.39	5.57%

	MIDAMERICA NATIONAL BANK MACOMB, IL	25,091,861.07	5.40%

FINANCIAL SQUARE GOVERNMENT FUND ADMINISTRATION SHARES	HARE & CO EAST SYRACUSE, NY	105,303,072.18	5.53%

	AMALGAMATED BANK OF CHICAGO CHICAGO, IL	430,349,160.98	22.61%

	COMMERCE BANK OF KANSAS CITY MORI & CO KANSAS CITY, MO	810,559,525.05	42.58%

	BANK OF NEW YORK - BRUSSELS BRUSSELS, BELGIUM	142,733,627.74	7.50%

	MARIL & CO MARIL & CO FBO FIRST NATIONAL BANK OF OMAHA MILWAUKEE, WI	108,732,193.73	5.71%

	FTB ADVISORS INC VIC DAVIS CONSTRUCTION INC KINGSPORT, TN	3,538.08	14.86%

	FTB ADVISORS INC MARTHA B RIDER DEREK RIDER TOD PALM COAST, FL	2,271.39	9.54%

	FTB ADVISORS INC FOR THE IRA OF SANDRA MORGAN SIGNAL MTN, TN	3,324.98	13.97%

	FTB ADVISORS INC NANCY ELIZABETH CLINTON GERMANTOWN, TN	9,864.82	41.44%

	FTB ADVISORS INC ROTH CONVERTED IRA MICHAEL TIMOTHY CARAYIANNIS GERMANTOWN TN	4,314.81	18.13%

CAPITAL SHARES	BANK OF NEW YORK - BRUSSELS BRUSSELS, BELGIUM	487,629,259.81	63.59%

	CITIBANK NA SCOTIABANK DE PUERTO RICO NEW YORK, NY	66,638,084.86	8.69%

	CITIBANK NA FBO FRANKLIN VENTURE LLC NEW YORK, NY	65,355,793.60	8.52%

CASH MANAGEMENT SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

INSTITUTIONAL SHARES	HARE & CO EAST SYRACUSE, NY	3,227,911,583.12	14.17%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	1,333,173,648.86	5.85%

	FEDERAL DEPOSIT INSURANCE CORP ARLINGTON, VA	2,542,456,369.97	11.16%

PREFERRED SHARES	COMMERCE BANK OF KANSAS CITY MORI & CO KANSAS CITY, MO	42,105,848.72	16.98%

	MIDFIRST BANK, FSB OKLAHOMA CITY, OK	18,220,407.25	7.35%

	BAND & CO C/O US BANK MILWAUKEE, WI	23,075,288.03	9.31%

	MARIL & CO FIRST NATIONAL BANK OF OMAHO MILWAUKEE, WI	27,049,268.23	10.91%

	WELLS FARGO SECURITIES LLC CHARLOTTE, NC	113,418,593.16	45.75%

PREMIER SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	7,154,400.66	99.99%

RESOURCE SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

SELECT SHARES	MERRILL LYNCH PIERCE FENNER SMITH INC CHARLOTTE NC	31,456,001.02	19.74%

	WELLS FARGO SECURITIES LLC CHARLOTTE, NC	50,977,956.17	31.99%

	FIFTH THIRD SECURITIES BELK INC CHARLOTTE, NC	20,000,000.00	12.55%

	APEX CLEARING CORPORATION DALLAS, TX	49,484,112.63	31.06%

SERVICE SHARES	GREATBANC TRUST COMPANY LISLE, IL	30,762,932.35	10.94%

	LAW DEBENTURE TRUST CO OF NEW YORK NEW YORK, NY	17,683,899.47	6.29%

	STRATEVEST & CO BRATTLEBORO, VT	115,212,343.39	40.96%

	SECURITY NATIONAL BANK OF OMAHA OMAHA, NE	16,312,591.18	5.80%

FINANCIAL SQUARE MONEY MARKET FUND ADMINISTRATION SHARES	PJ ROBB VARIABLE CORP FRONTIER TRUST COMPANY FBO FIRST NATIONAL OF NEBRASKA, INC FL FARGO, ND	25,653,587.05	6.85%

	GS EXECUTION & CLEARING LP JERSEY CITY, NJ	39,731,192.65	10.62%

	HARE & CO EAST SYRACUSE, NY	62,514,153.88	16.70%

	MIDFIRST BANK, FSB OKLAHOMA CITY, OK	37,163,866.40	9.93%

	FTB ADVISORS INC GEORGIA R MOORE GERMANTOWN, TN	30,693.72	6.87%

	FTB ADVISORS INC PAMELA GRAFTON DANIEL GRAFTON OXFORD, MS	38,196.10	8.54%

	FTB ADVISORS INC MARK S WILSON GERMANTOWN, TN	40,063.54	8.96%

	FTB ADVISORS INC ANGELA C FOREHAND CARROLL E FOREHAND JT TEN BARLETT, TN	39,817.35	8.91%

	FTB ADVISORS INC MARI TREVELYAN MEMPHIS, TN	45,004.77	10.07%

CAPITAL SHARES	CITIBANK NA FBO HARVEST CITICORP NEW YORK, NY	17,377,108.30	47.07%

	FIFTH THIRD SECURITIES BLUEGREEN CORPORATION BOCA RATON, FL	12,000,124.23	32.50%

CASH MANAGEMENT SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	99.90%

INSTITUTIONAL SHARES	HARE & CO EAST SYRACUSE, NY	6,335,994,564.57	25.11%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	1,495,751,756.53	5.93%

PREFERRED SHARES	QUAD CITY BANK & TRUST COMPANY CEDAR RAPIDS BANK AND TRUST CO MOLINE, IL	4,932,419.54	10.85%

	GS EXECUTION & CLEARING LP JERSEY CITY, NJ	7,488,808.31	16.47%

	THE PRIVATE BANK AND TRUST COMPANY PBTC AND CO LL CHICAGO, IL	16,203,106.55	35.64%

	DEUTSCHE BANK TRUST CO WEST CHESTER, PA	3,100,752.43	6.82%

	DEUTSCHE BANK TRUST CO WEST CHESTER, PA	8,601,624.52	18.92%

PREMIER SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	43,047,903.21	100.00%

RESOURCE SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

SELECT SHARES	SEI TRUST OAKS, PA	29,857,564.90	21.66%

	WELLS FARGO SECURITIES LLC CHARLOTTE, NC	9,960,323.67	7.23%

	COMMERCE BANK OF KANSAS CITY, NA MORI & CO KANSAS CITY, MO	22,907,116.99	16.62%

	JP MORGAN SECURITIES LLC HUNT CONSTRUCTION GROUP SCOTTSDALE, AZ	32,013,929.00	23.22%

SERVICE SHARES	UNITED BANK & TRUST TECUMSEH, MI	5,108,215.37	14.54%

	DACOTAH BANK ABERDEEN, SD	7,763,817.64	22.10%

	SECURITY NATIONAL BANK OF OMAHA OMAHA, NE	2,542,073.02	7.24%

	TD BANKNORTH NA LEWISTON, ME	6,261,144.37	17.82%

	THE BANK OF NEW YORK MELLON NEW YORK, NY	6,956,768.12	19.80%

FINANCIAL SQUARE PRIME OBLIGATIONS FUND SERVICE SHARES	EDWARD JONES SAINT LOUIS, MO	11,131,389.83	12.37%

ADMINISTRATION SHARES	MARIL & CO FBO FIRST NATIONAL BANK OF OMAHA MILWAUKEE, WI	710,230,098.93	29.40%

	UNION BANK SAN DIEGO, CA	123,950,796.19	5.13%

	HARE & CO EAST SYRACUS,E NY	590,079,756.02	24.42%

	GLENVIEW TRUST COMPANY LOUISVILLE, KY	133,572,254.90	5.53%

	BAND & CO C/O US BANK MILWAUKEE, WI	121,333,646.10	5.02%

CLASS B SHARES	EDWARD JONES SAINT LOUIS, MO	680,377.32	16.45%

	PERSHING LLC JERSEY CITY, NJ	234,579.09	5.67%

CAPITAL SHARES	HARE & CO EAST SYRACUSE, NY	41,116,934.79	32.00%

	GS EXECUTION & CLEARING LP JERSEY CITY, NJ	11,021,333.75	8.58%

	MSCS FINANCIAL SERVICES LLC JACKSON, MS	18,873,501.98	14.69%

	MARIL & CO FBO FIRST NATIONAL BANK OF OMAHA MILWAUKEE, WI	47,598,017.04	37.05%

CASH MANAGEMENT SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

INSTITUTIONAL SHARES	CENCO BIRMINGHAM, AL	1,555,103,618.19	11.60%

	KUWAIT INVESTMENT AUTHORITY AS KUWAIT	747,031,973.76	5.57%

	BANK OF NEW YORK - BRUSSELS BRUSSELS, BELGIUM	822,345,843.17	6.13%

	HARE & CO EAST SYRACUSE, NY	1,531,850,788.54	11.42%

PREFERRED SHARES	WASHINGTON TRUST BANK MILWAUKEE, WI	21,341,782.85	10.62%

	BANK OF OKLAHOMA NA KAISER FRANCIS CHARITABLE INCOME TRUST TULSA, OK	22,849,677.85	11.37%

	DEUTSCHE BANK TRUST CO CCT FUNDING LLC ORLANDO, FL	16,302,432.64	8.11%

	CENCO BIRMINGHAM, AL	37,720,064.60	18.77%

	HARE & CO EAST SYRACUSE, NY	59,205,858.07	29.47%

PREMIUM SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

RESOURCE SHARES	PERSHING LLC (COMPASS) JERSEY CITY, NJ	94,707,554.79	99.62%

SELECT SHARES	APEX CLEARING CORPORATION DALLAS, TX	108,790,298.54	41.59%

	DEUTSCHE BANK TRUST CO CIT RAILCAR FUNDING COMPANY LLC LIVINGSTON, NJ	18,982,799.81	7.26%

	DEUTSCHE BANK TRUST CO CIT RAILCAR FUNDING COMPANY LLC LIVINGSTON, NJ	35,778,946.76	13.68%

	SEI TRUST OAKS, PA	30,229,940.11	11.56%

SERVICE SHARES	COMMERCE BANK – LENEXA ASSEMBLIES OF GOD SPRINGFIELD, MO	128,716,485.47	19.28%

	CENCO COMPASS BANK BIRMINGHAM, AL	74,961,144.57	11.23%

	COMMERCE BANK – LENEXA ASSEMBLIES OF GOD LOAN FUND SPRINGFIELD, MO	103,570,476.58	15.51%

	SECURITY NATIONAL BANK OF OMAHA OMAHA, NE	38,109,757.96	5.71%

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND ADMINISTRATION SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	172,144,895.66	100.00%

CASH MANAGEMENT SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,036.77	100.00%

INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	83,090,668.03	98.36%

SERVICE SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,756.36	100.00%

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND ADMINISTRATION SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	142,351,007.84	99.97%

CASH MANAGEMENT SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,034.87	100.00%

INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	14,807,910.90	75.51%

	DEVON BANK CHICAGO, IL	1,115,522.23	5.69%

	TIAA-CREF OAKS, PA	2,858,536.30	14.58%

SERVICE SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	799.40	100.00%

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND ADMINISTRATION SHARES	MARIL & CO FBO FIRST NATIONAL BANK OF OMAHA MILWAUKEE, WI	70,715,048.23	35.00%

	FULTON BANK E PETERSBURG, PA	17,622,000.00	8.72%

	CENCO COMPASS BANK BIRMINGHAM, AL	72,191,000.00	35.73%

	FIRST TENNESSEE BANK NATIONAL ASSOC DAVID A HUTCHISON TRUSTEE OAK BROOK, IL	20,031.91	39.14%

	FTB ADVISORS INC PREMIUM COAL MIDDLESBORO, KY	3,229.49	6.31%

	RAYMOND JAMES & ASSOCIATES ELIZABETH T GRAVES MEMPHIS, TN	5,000.04	9.77%

	FIRST TENNESSEE BANK NATIONAL ASSOC LINDA HUTCHISON TRUSTEE OAK BROOK, IL	21,427.61	41.87%

CAPITAL SHARES	RAYMOND JAMES TRUST NA ST PETERSBURG, FL	2,148,058.81	65.61%

	FIRST NATIONAL CAPITAL MKTS INC OMAHA, NE	795,236.13	24.29%

CASH MANAGEMENT SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.22	100.00%

SERVICE SHARES	BBVA COMPASS INVESTMENT KAMAL AALI TOD GEORGIA D MOORE-ALI ALBUQUERQUE, NM	5,124.07	42.89%

	BBVA COMPASS INVESTMENT ALEADA LEE AUBURN, AL	6,705.87	56.14%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	3,295,803,399.49	68.83%

PREFERRED SHARES	BANK OF OKLAHOMA NA STRAT LAND EXPLORATION CO TULSA, OK	4,407,007.75	20.80%

	BANK OF OKLAHOMA NA DORIS J DARDEN TRUST TULSA, OK	3,141,296.51	14.83%

	COMMERCE BANK OF KANSAS CITY, NA KANSAS CITY, MO	3,312,172.72	15.63%

	NATIONAL ADVISORS TST CO FSB OVERLAND PARK, KS	1,923,460.89	9.08%

	MARIL & CO MILWAUKEE, WI	3,337,612.19	15.75%

	MSCS FINANCIAL SERVICES LLC TOPEKA, KS	1,671,853.52	7.89%

PREMIER SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	587,257,667.87	100.00%

RESOURCE SHARES	PERSHING LLC (COMPASS) JERSEY CITY, NJ	28,188,334.84	98.49%

SELECT SHARES	MIDFIRST BANK, FSB OKLAHOMA CITY, OK	201,167,084.73	99.70%

SERVICE SHARES	FULTON BANK E PETERSBURG, PA	954,000.00	5.70%

	AMERICAN NATIONAL BANK WICHITA FALLS, TX	7,111,487.53	42.51%

	FULTON BANK OF NEW JERSEY EAST PETERSBURG, PA	869,516.45	5.20%

	CENCO COMPASS BANK BIRMINGHAM, AL	1,871,000.00	11.18%

	CENCO BIRMINGHAM, AL	3,487,103.60	20.84%

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND ADMINISTRATION SHARES	HARE & CO EAST SYRACUSE, NY	499,966,792.26	38.05%

	BANK OF NEW YORK - BRUSSELS BRUSSELS, BELGIUM	73,820,478.27	5.62%

	WILBRANCH & CO PARTNERSHIP WILSON, NC	93,214,038.94	7.09%

	BMO HARRIS BANK NA CHICAGO, IL	426,958,314.13	32.50%

CAPITAL SHARES	THE PRIVATE BANK AND TRUST COMPANY CHICAGO, IL	22,405,312.17	12.11%

	DEUTSCHE BANK TRUST CO STATE OF WISCONSIN MADISON, WI	9,540,245.24	5.16%

	FIRST NATIONAL CAPITAL MKTS INC ASA ETHANOL HOLDING LLC NEW YORK, NY	45,626,613.71	24.67%

	GS EXECUTION & CLEARING LP JERSEY CITY, NJ	83,029,819.46	44.89%

CASH MANAGEMENT SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	4,330,399,475.03	15.67%

	BANK OF NEW YORK - BRUSSELS BRUSSELS, BELGIUM	2,554,433,880.21	9.24%

	HARE & CO EAST SYRACUSE, NY	3,604,646,526.05	13.04%

PREFERRED SHARES	CENCO MARY KAY CORPORATION ADDISON, TX	23,000,410.55	16.92%

	BMO HARRIS BANK NA COEUR D ALENE, ID	11,401,443.16	8.39%

	CENCO BIRMINGHAM, AL	82,370,375.85	60.60%

PREMIUM SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	354,740,819.83	99.96%

RESOURCE SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

SELECT SHARES	FIFTH THIRD SECURITIES EXPRESS LLC COLUMBUS, OH	199,285,508.81	72.72%

	DEUTSCHE BANK TRUST CO VENTURE MICHIGAN FUND NEW YORK, NY	29,452,375.33	10.75%

	APEX CLEARING CORPORATION DALLAS, TX	38,512,138.16	14.05%

SERVICE SHARES	CENCO COMPASS BANK BIRMINGHAM, AL	11,317,480.12	6.05%

	CENCO BIRMINGHAM, AL	16,201,704.49	8.66%

	HARE & CO EAST SYRACUSE, NY	50,937,371.91	27.22%

	SIGNATURE BANK SNEW YORK, NY	101,695,309.48	54.34%

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND ADMINISTRATIVE SHARES	GREATBANC TRUST COMPANY ANBEE & CO LISLE, IL	151,787,898.99	10.74%

	AMALGAMATED BANK OF CHICAGO CHICAGO, IL	122,769,449.38	8.69%

	HARE & CO EAST SYRACUSE, NY	184,708,542.69	13.07%

	FULTON BANK LANCASTER, PA	149,957,607.39	10.61%

	COMPUTERSHARE TRUST COMPANY NA CTC FBO GLAXOSMITH KLINE CANTON, MA	100,011,554.59	7.08%

	BANCFIRST TRUST FIRECO OKLAHOMA CITY, OK	106,033,804.86	7.50%

	BANK OF NEW YORK - BRUSSELS BRUSSELS, BELGIUM	137,405,159.63	9.72%

CAPITAL SHARES	GS EXECUTION & CLEARING LP JERSEY CITY, NJ	156,010,447.17	50.82%

	WILBRANCH & CO PARTNERSHIP WILSON, NC	39,027,207.96	12.71%

	THE PRIVATE BANK AND TRUST COMPANY CHICAGO, IL	19,713,948.72	6.42%

	GS EXECUTION & CLEARING LP JERSEY CITY, NJ	46,629,012.85	15.19%

	GS EXECUTION & CLEARING LP JERSEY CITY, NJ	19,638,100.53	6.40%

CASH MANAGEMENT SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

INSTITUTIONAL SHARES	HARE & CO EAST SYRACUSE, NY	2,353,351,523.36	25.24%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	582,231,643.93	6.25%

	VALEANT PHARMACEUTICALS BRIDGEWATER, NJ	1,073,126,274.22	11.51%

PREFERRED SHARES	GS EXECUTION & CLEARING LP JERSEY CITY, NJ	18,772,902.64	15.14%

	GS EXECUTION & CLEARING LP JERSEY CITY, NJ	6,701,405.78	5.41%

	UNION BANK & TRUST CO. INDUSTRICORP & CO MINNEAPOLIS, MN	21,490,283.52	17.34%

	RAYMOND JAMES & ASSOCIATES MCKEE FOODS FINANCE INC COLLEGEDALE, TN	37,991,503.71	30.65%

PREMIER SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	99,553,525.90	100.00%

RESOURCE SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

SELECT SHARES	BANK OF OKLAHOMA NA TEXAS ONCOLOGY PA DALLAS, TX	23,528,658.62	10.83%

	APEX CLEARING CORPORATION DALLAS, TX	83,265,187.23	38.34%

	BAND & CO INSTITUTIONAL TRUST CAPINCO MILWAUKEE, WI	58,941,257.21	27.14%

	BANK OF OKLAHOMA NABANK & CO TULSA, OK	32,257,356.84	14.85%

SERVICE SHARES	STRATEVEST & CO BRATTLEBORO, VT	271,528,076.81	23.10%

	LABA & CO CHICAGO, IL	100,151,754.08	8.52%

	HARE & CO EAST SYRACUSE, NY	220,746,627.20	18.78%

	HUBCO/REGIONS BANK BIRMINGHAM, AL	189,765,980.39	16.15%

	COMMERCE BANK – LENEXA GENERALI USA LIFE REASSURANCE CO KANSAS CITY, MO	85,156,411.00	7.25%

FLEXIBLE CAP GROWTH FUND CLASS A SHARES	PERSHING LLC JERSEY CITY, NJ	38,087.29	9.98%

	EDWARD JONES SAINT LOUIS, MO	82,472.07	21.61%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	95,175.72	24.94%

	FIRST CLEARING LLC SAINT LOUIS, MO	51,527.88	13.50%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	35,454.30	9.29%

CLASS C SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	6,341.36	7.32%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	6,122.14	7.07%

	WEDBUSH SECURITIES INC FARGO, ND	6,112.36	7.06%

	GOLDMAN SACHS DIRECT ACCTS FRONTIER TRUST CO FBO TURN OF THE CENTURY PEST CONTROL FARGO, ND	5,905.31	6.82%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	9,834.17	11.35%

	PERSHING LLC JERSEY CITY, NJ	15,033.82	17.36%

	FIRST CLEARING LLC SAINT LOUIS, MO	14,522.00	16.77%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	8,082.45	9.33%

CLASS IR SHARES	MID ATLANTIC CAPITAL CORP THE MIRACLE FOUNDATION INC 401K PITTSBURGH, PA	2,503.97	18.03%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,227.11	8.84%

	MID ATLANTIC CAPITAL CORP CORDILLERA RANCH CLUB MANAGEMENT 401K PSP & TR PITTSBURGH, PA	2,854.55	20.55%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	7,303.06	52.58%

CLASS R SHARES	MSCS FINANCIAL SERVICES LLC MG TRUST COMPANY CUST FBO OTTAWA ELEMENTARY DIST DENVER, CO	177.06	5.06%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,232.69	35.23%

	CADARET GRANT & CO INC MID ATLANTIC TR CO FBO GATES REALTY CORP 401K PSP & TR PITTSBURGH, PA	2,088.01	59.67%

INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	32,727.73	6.24%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	465,456.36	88.75%

FOCUSED GROWTH FUND CLASS A SHARES	STIFEL NICOLAUS SAINT LOUIS, MO	827.34	7.61%

	PERSHING LLC JERSEY CITY, NJ	8,738.35	80.38%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,006.05	9.25%

CLASS C SHARES	SOUTHWEST SECURITIES INC FBO RAYMOND E KRON DALLAS, TX	785.55	43.92%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,002.88	56.08%

CLASS IR SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,006.62	100.00%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,002.87	100.00%

INSTITUTIONAL SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	100,488.85	10.45%

	GOLDMAN SACHS & CO SALT LAKE CIT, UT	853,704.75	88.76%

GLOBAL INCOME FUND CLASS A SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	674,044.38	13.12%

	PERSHING LLC JERSEY CITY, NJ	447,631.69	8.71%

	EDWARD JONES SAINT LOUIS, MO	890,472.66	17.33%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	311,746.17	6.07%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	494,795.65	9.63%

CLASS B SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	6,027.12	5.14%

	GOLDMAN SACHS & CO NEW YORK, NY	8,102.32	6.90%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	11,373.13	9.69%

	PERSHING LLC JERSEY CITY, NJ	5,922.44	5.05%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	6,424.10	5.47%

	EDWARD JONES SAINT LOUIS, MO	31,641.94	26.96%

	FIRST CLEARING LLC SAINT LOUIS, MO	11,439.58	9.75%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	14,928.09	12.72%

CLASS C SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	31,070.52	7.38%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	36,898.08	8.77%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	58,328.18	13.86%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	32,171.22	7.65%

	PERSHING LLC JERSEY CITY, NJ	25,692.73	6.11%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	43,585.30	10.36%

	EDWARD JONES SAINT LOUIS, MO	25,228.35	6.00%

	FIRST CLEARING LLC SAINT LOUIS, MO	35,714.14	8.49%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	94,376.93	22.43%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	11,585.32	25.11%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	32,221.73	69.84%

INSTITUTIONAL SHARES	PERSHING LLC JERSEY CITY, NJ	5,403,389.69	15.83%

	GOLDMAN SACHS TRUST FBO GOLDMAN SACHS GROWTH & INCOME BOSTON, MA	11,535,133.55	33.79%

	GOLDMAN SACHS TRUST FBO GOLDMAN SACHS BALANCED STRATEGY BOSTON, MA	14,136,501.36	41.41%

SERVICE SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	8,837.42	74.26%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	3,055.30	25.67%

GOVERNMENT INCOME FUND CLASS A SHARES	HARTFORD LIFE INSURANCE COMPANY WINDSOR, CT	2,585,801.21	15.58%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	939,249.84	5.66%

	EDWARD JONES SAINT LOUIS, MO	854,034.44	5.15%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	2,043,235.50	12.31%

	NATIONWIDE INVESTMENT SERVICES COLUMBUS, OH	1,423,098.16	8.57%

CLASS B SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	45,876.55	10.10%

	FIRST CLEARING LLC FSAINT LOUIS, MO	57,486.46	12.65%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	66,533.72	14.64%

	EDWARD JONES SAINT LOUIS, MO	64,540.82	14.20%

CLASS C SHARES	PRINCOR FINANCIAL SVCS CORP DES MOINES, IA	92,255.23	6.57%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	94,925.28	6.76%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	158,162.23	11.26%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	332,991.34	23.71%

	FIRST CLEARING LLC SAINT LOUIS, MO	151,468.38	10.78%

CLASS IR SHARES	PRINCOR FINANCIAL SVCS CORP DES MOINES, IA	14,996.48	14.73%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	33,762.05	33.16%

	SAXON & CO. PHILADELPHIA, PA	30,197.99	29.66%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	11,646.54	11.44%

	TD AMERITRADE CLEARING INC OMAHA, NE	5,174.15	5.08%

CLASS R SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	97,840.97	6.61%

	HARTFORD LIFE INSURANCE COMPANY WINDSOR, CT	1,158,041.91	78.22%

INSTITUTIONAL SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	5,696,181.02	24.23%

	STIFEL NICOLAUS SAINT LOUIS, MO	1,395,000.59	5.93%

	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	1,336,521.32	5.68%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	10,320,059.45	43.89%

SERVICE SHARES	SECURITY BENEFIT LIFE INSURANCE CO TOPEKA, KS	224,309.61	5.26%

	SECURITY BENEFIT LIFE INSURANCE CO TOPEKA, KS,	800,415.73	18.79%

	SECURITY BENEFIT LIFE INSURANCE CO TOPEKA, KS	784,502.25	18.41%

	HARTFORD LIFE INSURANCE COMPANY WEATOGUE, CT	1,199,922.46	28.16%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	833,198.51	19.56%

GROWTH AND INCOME FUND CLASS A SHARES	EDWARD JONES SAINT LOUIS, MO	8,430,914.71	58.24%

CLASS B SHARES	EDWARD JONES SAINT LOUIS, MO	225,560.00	39.81%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	67,688.86	7.40%

	FIRST CLEARING LLC SAINT LOUIS, MO	125,131.20	13.69%

	EDWARD JONES SAINT LOUIS, MO	86,264.40	9.44%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	101,174.53	11.07%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	2,476.07	6.17%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	37,211.68	92.78%

CLASS R SHARES	MSCS FINANCIAL SERVICES LLC MG TRUST COMPANY CUST. FBO CRETE PUBLIC SCHOOLS 403B PLAN DENVER, CO	3,451.23	14.91%

	MSCS FINANCIAL SERVICES LLC PROVIDENT TRUST TRUSTEE OMAHA, NE	14,669.09	63.38%

	FIRST CLEARING LLC FRONTIER TRUST COMPANY FBO AXCESS INC 401K PROFIT SHARING FARGO, ND	1,262.78	5.46%

INSTITUTIONAL SHARES	RELIANCE TRUST CO ATLANTA, GA	36,297.17	5.12%

	UBS FINANCIAL SERVICES INC. WILMINGTON TRUST RISC TRUSTEE FBO FLUSHING SAVINGS BANK NQ PLANS PHOENIX, AZ	50,575.87	7.13%

	UBS FINANCIAL SERVICES INC. WILMINGTON TRUST RISC TRUSTEE FBO FLUSHING SAVINGS BANK NQ PLANS PHOENIX, AZ	117,240.90	16.53%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	295,551.75	41.67%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	41,249.30	5.82%

SERVICE SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	9,288.97	76.88%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,963.58	16.25%

GROWTH AND INCOME STRATEGY PORTFOLIO CLASS A SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	1,989,905.95	5.12%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	2,269,215.24	5.84%

	EDWARD JONES SAINT LOUIS, MO	18,801,386.95	48.37%

CLASS B SHARES	EDWARD JONES SAINT LOUIS, MO	1,658,385.03	37.17%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	554,842.74	12.43%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	280,835.73	6.29%

	FIRST CLEARING LLC SAINT LOUIS, MO	776,991.45	17.41%

CLASS C SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	998,443.63	5.76%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	2,699,527.26	15.58%

	FIRST CLEARING LLC SAINT LOUIS, MO	2,791,317.65	16.11%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	3,583,817.44	20.68%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	22,885.85	10.94%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	115,251.23	55.11%

	ADP/BROKER DEALER INC BOSTON, MA	58,736.21	28.09%

CLASS R SHARES	ADP/BROKER DEALER INC BOSTON, MA	248,041.14	72.21%

	MORGAN STANLEY SMITH BARNEY LLC COUNSEL TRUST DBA MATC FBO PENN IRON WORKS INC 401K PSP & TR PITTSBURGH, PA	32,261.84	9.39%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	12,378,386.04	45.35%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	14,089,141.59	51.62%

SERVICE SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	28,768.33	8.03%

	TCA TRUSTCORP AMERICA WASHINGTON, DC	219,644.22	61.31%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	32,640.30	9.11%

	STEELE STREET BANK & TRUST FBO CAROL M LESKO IRA GOLDEN, CO	26,343.73	7.35%

GROWTH OPPORTUNITIES FUND CLASS A SHARES	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	3,209,684.60	7.61%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	3,253,557.60	7.71%

	EDWARD JONES SAINT LOUIS, MO	2,363,454.39	5.60%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	3,221,598.13	7.64%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	2,591,697.59	6.14%

CLASS B SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	71,587.25	17.33%

	EDWARD JONES SAINT LOUIS, MO	74,457.57	18.03%

	PERSHING LLC JERSEY CITY, NJ	51,598.75	12.49%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	35,934.45	8.70%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	28,170.45	6.82%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	22,617.97	5.48%

CLASS C SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	1,014,330.82	13.41%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	644,216.15	8.52%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,259,433.73	16.65%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	1,939,244.43	25.64%

CLASS IR SHARES	JP MORGAN RETIREMENT PLAN SERVICES ENERGY NORTHWEST 401K OVERLAND PARK, KS	237,750.90	6.63%

	PRINCOR FINANCIAL SVCS CORP DES MOINES, IA	211,044.64	5.89%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	312,148.78	8.71%

	SAXON & CO. PHILADELPHIA, PA	954,494.97	26.63%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	1,005,521.47	28.05%

CLASS R SHARES	ADP/BROKER DEALER INC BOSTON, MA	451,901.12	16.68%

	HARTFORD LIFE INSURANCE COMPANY WINDSOR, CT	1,092,268.36	40.33%

	PRINCOR FINANCIAL SVCS CORP DES MOINES, IA	163,859.44	6.05%

INSTITUTIONAL SHARES	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	12,687,677.22	11.28%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	14,574,371.04	12.96%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	18,149,586.28	16.14%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	8,243,294.51	7.33%

SERVICE SHARES	GWFS EQUITIES INC GREENWOOD VILLAGE, CO	180,530.36	7.72%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	600,147.37	25.65%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,350,905.98	57.73%

GROWTH STRATEGY PORTFOLIO CLASS A SHARES	EDWARD JONES SAINT LOUIS, MO	9,392,889.19	29.24%

	FIRST CLEARING LLC SAINT LOUIS, MO	2,178,410.17	6.78%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	2,022,633.29	6.30%

CLASS B SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	992,859.64	23.09%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	292,268.93	6.80%

	EDWARD JONES SAINT LOUIS, MO	911,395.15	21.20%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	504,062.13	11.72%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	271,123.96	6.31%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	3,357,226.01	18.20%

	FIRST CLEARING LLC SAINT LOUIS, MO	3,491,661.42	18.93%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	1,133,376.98	6.14%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	3,126,901.25	16.95%

CLASS IR SHARES	MID ATLANTIC CAPITAL CORP PITTSBURGH, PA	15,497.67	7.52%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	68,106.42	33.06%

	ADP/BROKER DEALER INC BOSTON, MA	86,376.62	41.93%

	MID ATLANTIC CAPITAL CORP COUNSEL TRUST DBA MATC FBO MISSON1ST GROUP INC 401K PSP & TR PITTSBURGH, PA	12,561.66	6.10%

	MID ATLANTIC CAPITAL CORP COUNSEL TRUST DBA MATC FBO AMERITCH ENGINEERING INC 401K PSP & TR PITTSBURGH, PA	19,140.70	9.29%

CLASS R SHARES	ADP/BROKER DEALER INC BOSTON, MA	345,978.75	85.05%

INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	6,553,278.33	38.46%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	9,683,061.91	56.83%

SERVICE SHARES	STEELE STREET BANK & TRUST GOLDEN, CO	16,958.22	5.95%

	AMERICAN UNITED LIFE INSURANCE CO INDIANAPOLIS, IN	70,381.32	24.71%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	49,648.63	17.43%

	TCA TRUSTCORP AMERICA WASHINGTON, DC	140,041.24	49.16%

HIGH QUALITY FLOATING RATE FUND CLASS A SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	370,877.94	5.18%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	457,165.53	6.38%

	EDWARD JONES SAINT LOUIS, MO	418,984.79	5.85%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	394,739.25	5.51%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	573,924.10	8.02%

	PERSHING LLC JERSEY CITY, NJ	1,374,379.09	19.19%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	2,367,127.24	33.06%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	51,374.77	27.66%

	GOLDMAN SACHS DIRECT ACCTS FIIOC FBO NORTH CAROLINA MEDICAL SOCIETY RETIREMENT SAVINGS PLAN 401K COVINGTON, KY	29,369.15	15.81%

	GOLDMAN SACHS DIRECT EX DLR ACCTS FIIOCC FBO OCHOCO LUMBER CO 401K PROFIT SHARING PLAN COVINGTON, KY	18,638.06	10.04%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	50,598.78	27.24%

	FIRST CLEARING LLC FARGO, ND	17,999.51	9.69%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	8,377,134.84	55.31%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,819,553.78	12.01%

	M&I TRUST CO NA MILWAUKEE, WI	1,354,152.15	8.94%

SERVICE SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	17,479.82	75.21%

	JP MORGAN CLEARING CORP BROOKLYN, NY	5,708.15	24.56%

HIGH YIELD FLOATING RATE FUND CLASS A SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	543,310.69	54.32%

	PERSHING LLC JERSEY CITY, NJ	59,228.81	5.92%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	258,654.73	25.86%

CLASS C SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	35,146.05	15.37%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	34,333.88	15.02%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	39,209.24	17.15%

	PERSHING LLC JERSEY CITY, NJ	31,505.93	13.78%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	12,993.87	5.68%

	APEX CLEARING CORPORATION DALLAS, TX	14,916.85	6.52%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	169,042.33	33.86%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	329,117.64	65.92%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,074.16	100.00%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	201,459,577.81	84.40%

HIGH YIELD FUND CLASS A SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	3,731,368.39	5.31%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	4,393,232.10	6.25%

	EDWARD JONES SAINT LOUIS, MO	11,337,119.61	16.13%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	6,235,069.42	8.87%

	PERSHING LLC JERSEY CITY, NJ	4,165,763.93	5.93%

	HARTFORD LIFE INSURANCE COMPANY WINDSOR CT	5,228,203.14	7.44%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	8,458,954.18	12.03%

	FIRST CLEARING LLC SAINT LOUIS; MO	3,544,678.16	5.04%

CLASS B SHARES	EDWARD JONES SAINT LOUIS, MO	753,878.20	32.00%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	160,124.43	6.80%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	175,749.08	7.46%

	FIRST CLEARING LLC SAINT LOUIS, MO	375,244.37	15.93%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	2,210,537.34	16.79%

	FIRST CLEARING LLC SAINT LOUIS, MO	2,126,484.19	16.15%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	1,279,552.74	9.72%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	1,128,034.37	8.57%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	1,013,019.65	7.69%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,587,984.50	12.06%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	210,741.68	9.46%

	GWFS EQUITIES INC GREENWOOD VILLAGE, CO	119,000.50	5.34%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG,FL	1,688,589.51	75.82%

CLASS R SHARES	HARTFORD LIFE INSURANCE COMPANY WINDSOR, CT	2,261,783.80	92.95%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	421,528,620.44	65.82%

HIGH YIELD MUNICIPAL FUND CLASS A SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	2,197,657.54	6.41%

	EDWARD JONES SAINT LOUIS, MO	7,775,903.66	22.69%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	3,306,021.25	9.65%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	4,719,924.35	13.77%

	FIRST CLEARING LLC SAINT LOUIS, MO	3,431,294.29	10.01%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	4,518,511.48	13.18%

CLASS B SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	66,445.89	8.11%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	81,016.59	9.89%

	EDWARD JONES SAINT LOUIS, MO	370,522.94	45.22%

	FIRST CLEARING LLC SAINT LOUIS, MO	188,603.84	23.02%

CLASS C SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	1,428,135.28	13.48%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	2,145,346.31	20.25%

	FIRST CLEARING LLC SAINT LOUIS, MO	2,608,206.02	24.62%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	2,218,782.72	20.94%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	153,204.53	39.37%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	229,913.22	59.08%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO DIGBY & COMPANY SALT LAKE CITY, UT	295,975,999.16	89.89%

SERVICE SHARES	MSCS FINANCIAL SERVICES LLC DOWNERS GROVE, IL	231,611.15	9.74%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	348,546.96	14.66%

	HARTFORD SECURITIES DIST CO INC HARTFORD, CT	474,438.58	19.96%

	HARTFORD LIFE INSURANCE COMPANY WEATOGUE, CT	1,082,595.10	45.54%

INCOME STRATEGIES PORTFOLIO CLASS A SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	76,224.43	5.56%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	90,028.07	6.57%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	122,685.66	8.95%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	358,495.07	26.15%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	106,185.55	7.75%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	89,603.59	6.54%

	PERSHING LLC JERSEY CITY, NJ	74,022.27	5.40%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	74,638.07	5.44%

CLASS C SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	179,290.57	13.63%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	169,109.63	12.86%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	105,511.70	8.02%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	319,348.01	24.28%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	235,283.16	17.89%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	47,916.92	14.68%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	130,237.62	39.89%

CLASS R SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	1,762.03	10.28%

	ADP/BROKER DEALER INC BOSTON, MA	1,900.02	11.08%

	ING FINANCIAL ADVISORS WINDSOR, CT	3,093.21	18.04%

	ING FINANCIAL ADVISORS WINDSOR, CT	2,835.35	16.54%

	MERRILL LYNCH PIERCE FENNER LOS ANGELES, CA	2,809.41	16.39%

	MORGAN STANLEY SMITH BARNEY LLC DENNIS R CULLER FBO WEILGUS PRODUCT MODELS INC 401K PSP & TR CHICAGO, IL	4,735.87	27.62%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	431,855.19	44.59%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	107,619.67	11.11%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	69,065.45	7.13%

	STEPHENS INC LITTLE ROCK, AR	250,132.67	25.83%

	STEPHENS INC LITTLE ROCK, AR	91,058.74	9.40%

INFLATION PROTECTED SECURITIES FUND CLASS IR SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	128,356.71	54.39%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	19,829.59	8.40%

	GWFS EQUITIES INC GREENWOOD VILLAGE, CO	31,413.19	13.31%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	33,637.46	14.25%

CLASS A SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	383,085.77	7.73%

	FIRST CLEARING LLC SAINT LOUIS, MO	258,574.62	5.22%

	PERSHING LLC JERSEY CITY, NJ	857,016.09	17.30%

	EDWARD JONES SAINT LOUIS, MO	911,235.57	18.39%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	301,166.64	6.08%

	MSCS FINANCIAL SERVICES LLC TRUKAN & CO WICHITA, KS	1,349,234.94	27.23%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	94,303.04	7.07%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	89,056.03	6.68%

	EDWARD JONES SAINT LOUIS, MO	73,957.78	5.54%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	360,051.92	26.99%

	BB&T SECURITIES LLC JUNE M MCBROOM TRUST ROANOKE, VA	69,124.75	5.18%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	78,116.82	5.86%

	FIRST CLEARING LLC SAINT LOUIS, MO	263,309.84	19.74%

CLASS R SHARES	CAMBRIDGE INVESTMENT RESEARCH FRONTIER TRUST COMPANY FBO ORALFACIAL SURGERY ASSOCIATES PSC FARGO, ND	17,641.07	5.74%

	LPL FINANCIAL CORPORATION MID ATLANTIC TRUST COMPANY FBO AIR POWER INTERNATIONAL EXPRESS 401K PROFIT SHARING PAN & TRUST PITTSBURGH, PA	23,935.31	7.79%

INSTITUTIONAL SHARES	MSCS FINANCIAL SERVICES LLC TRICO & CO COLUMBUS, MS	1,259,311.42	5.28%

	GOLDMAN SACHS ASSET MANAGEMENT LP NEW YORK, NY	2,017,996.03	8.46%

	NORTHERN TRUST CUSTODIAN CHICAGO, IL	1,909,592.64	8.00%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	14,777,622.97	61.94%

INTERNATIONAL EQUITY INSIGHTS FUND CLASS A SHARES	TD AMERITRADE CLEARING INC OMAHA, NE	532,958.09	5.87%

	EDWARD JONES SAINT LOUIS, MO	2,384,660.04	26.26%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,588,259.47	17.49%

	PERSHING LLC JERSEY CITY, NJ	857,659.21	9.44%

CLASS B SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	11,467.61	5.43%

	EDWARD JONES SAINT LOUIS, MO	116,052.71	54.93%

CLASS C SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	15,093.40	5.11%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	36,572.24	12.37%

	EDWARD JONES SAINT LOUIS, MO	25,237.45	8.54%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	31,012.85	10.49%

	FIRST CLEARING LLC SAINT LOUIS, MO	41,164.30	13.93%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	40,556.82	13.72%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	11,666.35	30.56%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	5,013.02	13.13%

	PERSHING LLC JERSEY CITY, NJ	15,494.39	40.59%

	ADP/BROKER DEALER INC BOSTON, MA	5,164.69	13.53%

CLASS R SHARES	ADP/BROKER DEALER INC BOSTON, MA	7,656.85	90.40%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	812.94	9.60%

INSTITUTIONAL SHARES	GOLDMAN SACHS ASSET MANAGEMENT LP ALASKA PERMANENT FUND CORPORATION JUNEAU, AK	5,901,573.17	6.87%

	GOLDMAN SACHS TRUST BOSTON, MA	24,462,067.89	28.49%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	11,597,744.24	13.51%

	GOLDMAN SACHS TRUST BOSTON, MA	14,172,257.24	16.51%

	GOLDMAN SACHS TRUST BOSTON, MA	21,035,102.45	24.50%

	GOLDMAN SACHS TRUST FBO GOLDMAN SACHS BALANCED STRATEGY BOSTON, MA	7,043,973.90	8.20%

SERVICE SHARES	AMERICAN UNITED LIFE INSURANCE CO INDIANAPOLIS, IN	42,579.46	6.51%

	TRUSTMARK NATIONAL BANK FBO JACKSON, MS	459,489.45	70.22%
	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	99,995.69	15.28%

INTERNATIONAL SMALL CAP FUND CLASS A SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	66,663.05	10.34%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	77,269.25	11.98%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	48,444.89	7.51%

	EDWARD JONES SAINT LOUIS, MO	120,839.36	18.74%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	71,977.08	11.16%

	PERSHING LLC JERSEY CITY, NJ	35,160.90	5.45%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	38,244.60	5.93%

CLASS B SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	2,908.77	11.45%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	3,502.25	13.79%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	4,921.16	19.38%

	EDWARD JONES SAINT LOUIS, MO	3,909.13	15.39%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	2,745.83	10.81%

CLASS C SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	8,544.47	7.33%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	10,498.28	9.01%

	RBC CAPITAL MARKETS CORPORATION MINNEAPOLIS, MN	7,412.05	6.36%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	22,434.01	19.24%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	22,632.29	19.41%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	22,616.64	19.40%

	EDWARD JONES SAINT LOUIS, MO	8,138.90	6.98%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	42,634.01	85.46%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	6,870.70	13.77%

INTERNATIONAL SMALL CAP INSIGHTS FUND CLASS A SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	540,222.66	18.68%

	TD AMERITRADE CLEARING INC OMAHA, NE	339,651.52	11.75%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	452,657.09	15.65%

	PERSHING LLC JERSEY CITY, NJ	243,645.97	8.43%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	517,031.89	17.88%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	172,724.91	5.97%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	9,550.20	6.67%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	20,951.88	14.63%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	46,343.99	32.35%

	PERSHING LLC JERSEY CITY, NJ	9,616.30	6.71%

	FIRST CLEARING LLC GLEN ALLEN, VA	17,189.25	12.00%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO ,CA	23,669.24	18.50%

	RAYMOND JAMES & ASSOCIATES FIIOC FBO MCWANE INC SALARIED 401K RETIREMENT PLAN COVINGTON, KY	12,144.75	9.49%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	79,111.07	61.83%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	2,885,759.16	38.21%

	GOLDMAN SACHS TRUST GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO BOSTON, MA	3,883,044.54	51.42%

SERVICE SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	54,505.01	100.00%

INTERNATIONAL EQUITY DIVIDEND & PREMIUM FUND CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	244,097.15	90.24%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	22,854.97	8.45%

CLASS A SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	68,183.66	5.33%

	GOLDMAN SACHS ASSET MANAGEMENT MAC & CO PITTSBURGH, PA	325,035.65	25.40%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	73,360.60	5.73%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	177,620.89	13.88%

	PERSHING LLC JERSEY CITY, NJ	70,217.24	5.49%

	LPL FINANCIAL CORPORATION SAN DIEGO ,CA	66,963.60	5.23%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	358,625.86	28.03%

CLASS C SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	22,015.01	7.41%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	50,476.39	16.99%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	131,034.75	44.11%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO BOSTON, MA	8,544,052.13	16.54%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	40,604,843.98	78.59%

INTERNATIONAL REAL ESTATE SECURITIES FUND CLASS A SHARES	EDWARD JONES SAINT LOUIS, MO	234,133.22	10.57%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	568,061.10	25.64%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	196,563.66	8.87%

	PERSHING LLC JERSEY CITY, NJ	142,036.96	6.41%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	153,410.65	6.92%

CLASS C SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	34,578.50	8.64%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	21,132.95	5.28%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	70,101.15	17.52%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	108,711.43	27.17%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	24,915.07	6.23%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	61,624.38	15.40%

	FIRST CLEARING LLC SAINT LOUIS, MO	25,058.13	6.26%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	405,197.40	98.90%

INSTITUTIONAL SHARES	GOLDMAN SACHS TRUST GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO BOSTON, MA	21,336,692.41	37.23%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	25,263,648.11	44.08%

INTERNATIONAL SMALL CAP INSIGHTS FUND INSTITUTIONAL SHARES	M&I TRUST CO NA MILWAUKEE, WI	1,946,642.61	5.03%

	GOLDMAN SACHS ASSET MANAGEMENT LP UNIVERSITY OF CALIFORNIA REGENTS NEW YORK, NY	2,435,609.04	6.29%

	CITY OF NEWPORT NEWS EMPLOYEES’ NEWPORT NEWS, VA	1,943,675.45	5.02%

	GOLDMAN SACHS TRUST GOLDMAN SACHS TRUST GROWTH & INCOME PORTFOLIO BOSTON, MA	2,040,788.88	5.27%

	GOLDMAN SACHS TRUST GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO BOSTON, MA	2,299,200.45	5.94%

	GOLDMAN SACHS TRUST GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO BOSTON, MA	11,325,039.04	29.27%

	GOLDMAN SACHS & CO GOLDMAN SACHS TAX ADVANTAGED GLOBAL EQUITY PORTFOLIO BOSTON, MA	2,378,644.02	6.15%

	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	1,990,117.78	5.14%

INVESTMENT GRADE CREDIT FUND CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,041,152.28	36.62%

	EDWARD JONES SAINT LOUIS, MO	156,491.96	5.50%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	961,245.05	33.81%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	2,147.08	58.03%

	ADP/BROKER DEALER INC BOSTON, MA	1,434.82	38.78%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	25,895,875.23	98.65%

LARGE CAP GROWTH INSIGHTS FUND CLASS A SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	261,259.04	6.09%

	PERSHING LLC JERSEY CITY, NJ	344,862.70	8.04%

	EDWARD JONES SAINT LOUIS, MO	370,881.88	8.65%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	233,325.96	5.44%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	35,270.11	15.23%

CLASS C SHARES	COR CLEARING LLC OMAHA, NE	67,691.25	7.51%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	65,266.08	7.24%

	FIRST CLEARING LLC SAINT LOUIS, MO	77,774.36	8.63%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	74,295.21	8.24%

	PERSHING LLC JERSEY CITY, NJ	67,436.42	7.48%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	9,242.68	23.76%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	25,676.90	66.01%

	PERSHING LLC JERSEY CITY, NJ	3,231.52	8.31%

CLASS R SHARES	WOODBURY FINANCIAL SERVICES INC FRONTIER TRUST COMPANY FBO CHALET DENTAL CARE 401K PLAN FARGO, ND	2,396.81	17.25%

	MORGAN STANLEY SMITH BARNEY LLC FARGO, ND	2,617.47	18.84%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	730.65	5.26%

	MORGAN STANLEY SMITH BARNEY LLC MID ATLANTIC TRUST COMPANY FBO SOS PRINTING 401K PSP PITTSBURGH, PA	5,419.89	39.01%

	MERRILL LYNCH PIERCE FENNER FRONTIER TRUST COMPANY FBO WESTERN OFFICE INTERIORS INC 401K FARGO, ND	1,818.30	13.09%

INSTITUTIONAL SHARES	GOLDMAN SACHS TRUST FBO GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO BOSTON, MA	1,317,606.44	9.22%

	GOLDMAN SACHS TRUST GOLDMAN SACHS GROWTH STRATEGY BOSTON, MA	5,152,478.31	36.04%

	GOLDMAN SACHS TRUST GOLDMAN SACHS GROWTH & INCOME STRATEGY BOSTON, MA	4,270,517.58	29.87%

	GOLDMAN SACHS TRUST GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO BOSTON, MA	2,677,510.55	18.73%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	724,822.25	5.07%

SERVICE SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	68,520.65	100.00%

LARGE CAP VALUE FUND CLASS A SHARES	GWFS EQUITIES INC GREENWOOD VLG, CO	848,858.10	5.49%

	PERSHING LLC JERSEY CITY, NJ	1,192,259.92	7.71%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	2,920,086.60	18.87%

	EDWARD JONES SAINT LOUIS, MO	3,177,551.76	20.54%

CLASS B SHARES	EDWARD JONES SAINT LOUIS, MO	106,352.29	21.82%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	41,450.22	8.50%

	PERSHING LLC JERSEY CITY, NJ	44,905.38	9.21%

	MERRILL LYNCH PIERCE FENNER GOLDMAN SACHS FUNDS JACKSONVILLE, FL	71,781.37	14.73%

	FIRST CLEARING LLC SAINT LOUIS, MO	42,841.21	8.79%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	24,977.82	5.12%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	29,573.82	6.07%

CLASS C SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	557,116.62	21.45%

	FIRST CLEARING LLC SAINT LOUIS, MO	302,757.06	11.66%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	575,135.76	22.15%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	326,294.71	12.56%

CLASS IR SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	9,212,896.23	96.75%

CLASS R SHARES	MORGAN STANLEY SMITH BARNEY LLC FRONTIER TRUST COMPANY FBO THE CHEMPI PENSION PLAN FARGO, ND	27,175.19	6.08%

	HARTFORD LIFE INSURANCE COMPANY WINDSOR, CT	312,517.17	69.87%

	ADP/BROKER DEALER INC BOSTON, MA	26,151.22	5.85%

	MORGAN STANLEY SMITH BARNEY LLC MG TRUST COMPANY CUSTOMER FBO ASSOCIATED CLINIC OF PSYCHOLOGY DENVER, CO	37,515.81	8.39%

LARGE CAP VALUE INSIGHTS FUND CLASS A SHARES	EDWARD JONES SAINT LOUIS, MO	972,547.27	24.73%

	PERSHING LLC JERSEY CITY, NJ	342,100.73	8.70%

	TD AMERITRADE CLEARING INC OMAHA NE	205,235.24	5.22%

CLASS B SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	7,150.24	7.21%

	MERRILL LYNCH PIERCE FENNER GOLDMAN SACHS FUNDS JACKSONVILLE, FL	17,087.44	17.22%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	7,776.78	7.84%

	EDWARD JONES SAINT LOUIS, MO	37,142.67	37.43%

	FIRST CLEARING LLC SAINT LOUIS, MO	6,434.32	6.48%

CLASS IR SHARES	PERSHING LLC JERSEY CITY, NJ	3,901.55	17.85%

	MSCS FINANCIAL SERVICES LLC KNOXVILLE, TN	2,472.07	11.31%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	10,209.60	46.71%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	4,439.48	20.31%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	814.55	15.44%

	ADP/BROKER DEALER INC BOSTON, MA	2,950.27	55.93%

	EDWARD JONES COUSNEL TRUST DBA MATC FBO MON-RAY INC PITTSBURGH, PA	1,509.10	28.61%

INSTITUTIONAL SHARES	GOLDMAN SACHS TRUST GOLDMAN SACHS GROWTH STRATEGY BOSTON, MA	6,237,019.87	32.33%

	GOLDMAN SACHS TRUST GOLDMAN SACHS GROWTH & INCOME STRATEGY BOSTON, MA	6,502,367.97	33.71%

	GOLDMAN SACHS TRUST GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO BOSTON, MA	3,578,962.67	18.55%

	GOLDMAN SACHS TRUST GOLDMAN SACHS BALANCED STRATEGY BOSTON, MA	2,271,217.57	11.77%

SERVICE SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	321,861.49	91.79%

LARGE CAP VALUE FUND INSTITUTIONAL SHARES	NATIONWIDE INVESTMENT SERVICES STATE OF MARYLAND SAVINGS & INVESTMENT PLAN 401K COLUMBUS, OH	3,799,280.27	5.39%

	NATIONWIDE INVESTMENT SERVICES STATE OF MARYLAND SAVINGS AND INVESTMENT PLAN 401K COLUMBUS, OH	4,447,667.03	6.31%

	STATE STREET BANK & TRUST CO. BOSTON, MA	7,443,655.88	10.56%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	7,030,633.10	9.97%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	18,907,994.98	26.82%

	FIRST CLEARING LLC SAINT LOUIS, MO	5,736,807.71	8.14%

SERVICE SHARES	TCA TRUSTCORP AMERICA WASHINGTON DC	23,957.84	12.34%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	48,099.60	24.77%

	HARTFORD LIFE INSURANCE COMPANY WEATOGUE CT	98,519.13	50.73%

	LINCOLN FINANCIAL ADVISORS CONCORD NH	12,917.61	6.65%

LOCAL EMERGING MARKETS DEBT FUND CLASS A SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	1,505,460.04	8.09%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	4,841,525.65	26.02%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	2,055,314.45	11.04%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO CA	1,529,912.12	8.22%

	TD AMERITRADE CLEARING INC OMAHA NE	968,299.01	5.20%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,166,286.19	6.27%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	1,223,807.64	6.58%

CLASS C SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	341,736.22	10.24%

	FIRST CLEARING LLC GLEN ALLEN VA	412,395.98	12.36%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	446,385.27	13.37%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	204,187.90	6.12%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	312,479.40	9.36%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,174,079.48	35.18%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	1,370,710.26	52.90%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	536,800.70	20.72%

	PERSHING LLC JERSEY CITY, NJ	602,306.72	23.24%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	252,029,834.24	72.53%

	CHARLES SCHWAB & CO INC SAN FRANCISCO CA	24,525,158.26	7.06%

MANAGED FUTURES STRATEGY FUND CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	25,132.56	26.94%

	BROWN BROTHERS HARRIMAN & CO JERSEY CITY, NJ	5,453.04	5.85%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	33,415.83	35.82%

	PERSHING LLC JERSEY CITY, NJ	14,659.26	15.71%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	10,055.61	10.78%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	66,433.14	85.88%

	STIFEL NICOLAUS SAINT LOUIS, MO	8,755.38	11.32%

CLASS IR SHARES	MORGAN STANLEY SMITH BARNEY LLC FARGO ND	5,981.52	5.94%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	19,152.64	19.03%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	72,939.34	72.48%

CLASS R SHARES	GOLDMAN SACHS DIRECT ACCTS FIIOC FBO THE FRIST NATIONAL BANK & TRUST CO OF BROKEN ARROW 401K PLAN COVINGTON KY	3,655.75	51.64%

	GOLDMAN SACHS DIRECT ACCTS FIIOC TURNAGE & COMPANY 401(K) PLAN COVINGTON KY	2,423.55	34.23%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	14.13%

INSTITUTIONAL SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,610,433.64	64.79%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	696,000.00	28.00%

MID CAP VALUE FUND CLASS A SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	15,740,553.13	21.79%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO CA	3,831,375.89	5.30%

	EDWARD JONES SAINT LOUIS, MO	4,892,600.71	6.77%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	5,356,814.56	7.42%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	4,185,491.68	5.79%

CLASS B SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	18,586.58	6.80%

	FIRST CLEARING LLC SAINT LOUIS, MO	22,040.15	8.06%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	15,011.82	5.49%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	15,061.88	5.51%

	EDWARD JONES SAINT LOUIS, MO	125,917.29	46.05%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	917,458.17	22.96%

	FIRST CLEARING LLC SAINT LOUIS, MO	657,065.55	16.44%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	237,621.96	5.95%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	654,983.61	16.39%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	378,833.59	9.48%

CLASS IR SHARES	JP MORGAN RETIREMENT PLAN SERVICES OVERLAND PARK KS	123,281.25	5.91%

	SAXON & CO. PHILADELPHIA PA	128,005.78	6.13%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	147,462.23	7.07%

	MML INVESTORS SPRINGFIELD MA	208,146.22	9.97%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	524,319.39	25.12%

CLASS R SHARES	ADP/BROKER DEALER INC BOSTON, MA	63,413.23	12.36%

	HARTFORD LIFE INSURANCE COMPANY WINDSOR CT	195,232.75	38.05%

INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	38,016,643.18	33.31%

	STATE STREET BANK & TRUST CO. BOSTON, MA	6,925,855.19	6.07%

	CHARLES SCHWAB & CO INC SAN FRANCISCO CA	6,508,657.92	5.70%

SERVICE SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	635,619.28	8.67%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,783,579.66	24.32%

	GUARDIAN INSURANCE & ANNUITY CORP BETHLEHEM PA	501,787.50	6.84%

	MID ATLANTIC CAPITAL CORP RELIANCE TRUST COMPANY FBO INSPER 401K ATLANTA GA	1,642,163.96	22.39%

	AMERICAN UNITED LIFE INSURANCE CO INDIANAPOLIS IN	1,448,777.89	19.76%

MLP ENERGY INFRASTRUCTURE FUND CLASS A SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	102,684.67	21.31%

	PERSHING LLC JERSEY CITY, NJ	27,618.02	5.73%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	107,159.80	22.24%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	166,449.55	34.54%

	TD AMERITRADE CLEARING INC OMAHA NE	66,672.90	13.84%

CLASS C SHARES	RBC CAPITAL MARKETS CORPORATION MINNEAPOLIS, MN	7,698.99	9.01%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	20,625.70	24.13%

	PERSHING LLC JERSEY CITY, NJ	28,358.03	33.18%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	27,775.76	32.50%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	307,840.32	98.86%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,014.67	100.00%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO GOLDMAN SACHS TAX ADVANTAGED GLOBAL EQUITY PORTFOLIO BOSTON, MA	3,909,448.64	42.43%

	GOLDMAN SACHS & CO GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO BOSTON, MA	1,544,490.46	16.76%

	GOLDMAN SACHS & CO GOLDMAN SACHS & CO FBO OMNIBUS 6600 C/O MUTUAL FUND OPS 295 CHIPETA WAY SALT LAKE CITY, UT	3,445,044.94	37.39%

MUNICIPAL INCOME FUND CLASS A SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	879,412.54	7.35%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	806,203.67	6.74%

	PERSHING LLC JERSEY CITY, NJ	1,834,975.48	15.35%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	973,619.47	8.14%

	EDWARD JONES SAINT LOUIS, MO	4,349,116.73	36.37%

CLASS B SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	12,936.59	5.37%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	28,044.23	11.65%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	18,470.76	7.67%

	EDWARD JONES SAINT LOUIS, MO	129,048.90	53.59%

	FIRST CLEARING LLC SAINT LOUIS, MO	23,248.59	9.65%

CLASS C SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	156,872.28	9.97%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	182,818.71	11.62%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	117,779.46	7.49%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	147,012.09	9.35%

	FIRST CLEARING LLC SAINT LOUIS, MO	358,053.16	22.76%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	290,234.18	18.45%

	EDWARD JONES SAINT LOUIS, MO	132,574.11	8.43%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	85,668.81	41.80%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	81,315.51	39.67%

	PERSHING LLC JERSEY CITY, NJ	37,912.98	18.50%

INSTITUTIONAL SHARES	CHARLES SCHWAB & CO INC SAN FRANCISCO CA	1,381,886.70	6.05%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	15,650,110.44	68.50%

SERVICE SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE INDIA	194.52	7.46%

	TCA TRUSTCORP AMERICA WASHINGTON DC	1,284.52	49.26%

	RBC CAPITAL MARKETS CORPORATION MINNEAPOLIS, MN	1,127.16	43.22%

N-11 EQUITY FUND CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	694,359.01	6.83%

	PERSHING LLC JERSEY CITY, NJ	521,502.23	5.13%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO CA	2,067,741.43	20.35%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	518,984.07	5.11%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	3,345,181.25	32.92%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	1,801,434.67	17.73%

CLASS C SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	89,491.91	5.05%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	389,384.12	21.96%

	FIRST CLEARING LLC SAINT LOUIS, MO	179,894.13	10.14%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	358,254.70	20.20%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	327,824.28	18.48%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	213,339.99	12.03%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	1,428,384.66	43.96%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	1,728,577.49	53.20%

INSTITUTIONAL SHARES	CHARLES SCHWAB & CO INC SAN FRANCISCO CA	4,908,579.29	17.04%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	3,828,617.79	13.29%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	4,250,745.51	14.76%

	FIRST CLEARING LLC SAINT LOUIS, MO	1,880,953.17	6.53%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	8,676,302.56	30.13%

REAL ESTATE SECURITIES FUND CLASS A SHARES	CHARLES SCHWAB & COMPANY SAN FRANCISCO CA	254,864.16	6.85%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	245,718.85	6.61%

	EDWARD JONES SAINT LOUIS, MO	620,195.24	16.67%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	316,061.20	8.50%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	369,952.80	9.95%

CLASS B SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	3,549.39	5.16%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	5,463.24	7.94%

	EDWARD JONES SAINT LOUIS, MO	20,809.86	30.25%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	5,915.82	8.60%

	FIRST CLEARING LLC SAINT LOUIS, MO	11,611.40	16.88%

CLASS C SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	58,383.47	7.02%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	119,701.71	14.38%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	258,664.58	31.08%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	54,094.49	6.50%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	19,111.62	32.82%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	32,696.43	56.14%

CLASS R SHARES	NATIONAL PLANNING CORPORATION MID ATLANTIC TRUST COMPANY FBO THE RSMART GROUP INC 401K PITTSBURGH, PA	2,353.62	6.07%

	UBS FINANCIAL SERVICES INC MID ATLANTIC TRUST COMPANY FBO THE RSMART GROUP INC 401 K PITTSBURGH, PA	4,497.94	11.61%

	GWFS EQUITIES INC FIFTH THIRD BANK TRUST VARIOUS FASCORE LLC RECORDKEPT PLAN GREENWOOD VLG CO	3,358.23	8.67%

	AMERIPRISE FINANCIAL SERVICES INC SAL SCACCIA FBO TOTAL LIFE CARE RX PHARMACY 401K PSP & TR HARVEY, LA	2,377.02	6.13%

	FIRST CLEARING LLC FRONTIER TRUST COMPANY FBO WEIDONG XU 401K PLAN FARGO, ND	2,132.12	5.50%

	OPPENHEIMER & CO INC FARGO ND FRONTIER TRUST COMPANY FBO ANTARES PHARMA INC EMPLOYEE SAVING FARGO, NJ	3,143.62	8.11%

	FIRST CLEARING LLC FRONTIER TRUST COMPNAY FBO PARKE BANK 401k RETIREMENT PLAN FARGO ND	3,314.61	8.55%

INSTITUTIONAL SHARES	GOLDMAN SACHS TRUST GOLDMAN SACHS SATELLITE STRATEIGES PORTFOLIO BOSTON, MA	9,306,081.25	33.41%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	9,759,510.66	35.04%

SERVICE SHARES	GWFS EQUITIES INC FIFTH THIRD BANK TRUST VARIOUS FASCORP RECORDKEPT PLANS CINCINNATI OH	42,983.24	18.85%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	20,230.13	8.87%

	MERRILL LYNCH PIERCE FENNER GOLDMAN SACHS FUNDS JACKSONVILLE, FL	157,136.14	68.89%

RETIREMENT PORTFOLIO COMPLETION FUND CLASS A SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.33	54.77%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	773.08	42.33%

CLASS C SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

CLASS IR SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.96	100.00%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.00	100.00%

INSTITUTIONAL SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	296,390.94	84.15%

RISING DIVIDEND GROWTH FUND CLASS A SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	13,198,347.84	33.48%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO CA	2,275,819.73	5.77%

	PERSHING LLC JERSEY CITY, NJ	2,028,961.22	5.15%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	2,858,352.48	7.25%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	2,176,238.16	5.52%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	4,732,970.48	12.01%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	2,852,224.91	18.04%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	3,778,289.45	23.90%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	904,970.28	5.73%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	2,066,013.55	13.07%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	2,002,688.08	12.67%

	FIRST CLEARING LLC SAINT LOUIS, MO	2,046,736.81	12.95%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	5,423,945.02	49.93%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	4,502,163.07	41.45%

	PERSHING LLC JERSEY CITY, NJ	782,289.71	7.20%

CLASS R SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	203,087.04	86.21%

INSTITUTIONAL SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	4,279,591.14	9.83%

	CHARLES SCHWAB & CO INC SAN FRANCISCO CA	7,154,709.71	16.43%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	8,741,082.58	20.07%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	3,758,371.24	8.63%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	11,138,884.70	25.57%

SATELLITE STRATEGIES PORTFOLIO CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	2,670,025.50	8.17%

	EDWARD JONES SAINT LOUIS, MO	4,777,978.96	14.61%

	PERSHING LLC JERSEY CITY, NJ	2,323,276.11	7.11%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	2,307,506.67	7.06%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO CA	3,346,359.87	10.23%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	2,066,571.87	6.32%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	3,851,697.39	11.78%

	RBC CAPITAL MARKETS CORPORATION MINNEAPOLIS, MN	2,267,919.27	6.94%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	3,534,063.67	22.60%

	FIRST CLEARING LLC SAINT LOUIS, MO	1,823,896.67	11.67%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	1,186,742.77	7.59%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	2,752,803.88	17.61%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	2,744,783.40	17.56%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	4,100,644.27	35.13%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	5,607,125.84	48.04%

	MML INVESTORS BOSTON, MA	1,307,988.52	11.21%

CLASS R SHARES	HARTFORD SECURITIES DIST CO INC HARTFORD CT	45,062.20	8.62%

	ING FINANCIAL ADVISORS WINDSOR CT	246,513.96	47.15%

	HARTFORD LIFE INSURANCE COMPANY WINDSOR CT	73,115.71	13.99%

	LPL FINANCIAL CORPORATION COUNSEL TRUST DBA MATC FBO ANDREWS CONSULTING GROUP INC 401k PITTSBURGH PA	49,362.46	9.44%

INSTITUTIONAL SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	6,491,901.12	6.00%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	26,396,559.31	24.42%

	CHARLES SCHWAB & CO INC SAN FRANCISCO CA	17,528,869.25	16.21%

	FIRST CLEARING LLC SAINT LOUIS, MO	10,387,921.77	9.61%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	10,863,787.52	10.05%

SERVICE SHARES	TRUSTMARK NATIONAL BANK FBO JACKSON, MS	765,029.41	20.13%

	TRUSTMARK NATIONAL BANK FBO JACKSON, MS	356,395.38	9.38%

	TRUSTMARK NATIONAL BANK FBO JACKSON, MS	2,365,231.20	62.23%

SHORT DURATION GOVERNMENT FUND CLASS A SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	2,906,768.75	8.80%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	3,107,741.36	9.40%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO CA	2,907,284.18	8.80%

	NATIONWIDE INVESTMENT SERVICES COLUMBUS OH	4,149,296.18	12.56%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	2,916,982.63	8.83%

	PERSHING LLC JERSEY CITY, NJ	1,789,219.46	5.41%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	2,459,872.63	7.44%

CLASS B SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	5,746.93	43.66%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	3,790.04	28.79%

	PERSHING LLC JERSEY CITY, NJ	1,370.93	10.41%

	SOUTHWEST SECURITIES SOUTHWEST SEUCIRTIES INC FBO MARYAN KLIEN DALLAS TX	793.95	6.03%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	542,976.51	9.01%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	702,152.51	11.65%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	402,199.55	6.67%

	FIRST CLEARING LLC SAINT LOUIS, MO	1,042,623.24	17.30%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	1,697,863.46	28.17%

CLASS IR SHARES	ADP/BROKER DEALER INC SALEM NH	161,142.29	8.87%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	134,040.47	7.38%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	955,753.06	52.60%

	ING INSTITUTIONAL PLAN SERVICES LLC BRAINTREE MA	416,958.60	22.95%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	32,416,675.84	32.36%

	GOLDMAN SACHS TRUST BOSTON, MA	5,685,166.91	5.68%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	12,436,013.50	12.41%

	STATE STREET BANK & TRUST CO. BOSTON, MA	7,071,410.19	7.06%

SERVICE SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	3,523,160.69	71.83%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	527,627.36	10.76%

SHORT DURATION INCOME FUND CLASS A SHARES	EDWARD JONES SAINT LOUIS, MO	121,463.59	87.34%

CLASS C SHARES	AXA ADVISORS, LLC GOLDSBORO EYE CLINIC NDFI SIM-IRA MELISSA JEAN ZWERLING GOLDSBORO NC	6,460.71	16.69%

	AXA ADVISORS, LLC MEHRAN BAJOGHLI & MEHDI BAJOGHLI JT TEN GOLDSBORO NC	2,953.01	7.63%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	18,967.69	49.00%

	EDWARD JONES SAINT LOUIS, MO	8,234.52	21.27%

CLASS IR SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,022.54	15.61%

	STIFEL NICOLAUS SAINT LOUIS, MO	4,539.64	69.32%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	986.91	15.07%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,015.54	100.00%

INSTITUTIONAL SHARES	FIFTH THIRD SECURITIES GLEN ELLYN IL	1,770,001.66	19.01%

	NORTHERN TRUST CUSTODIAN CHICAGO IL	1,065,671.88	11.45%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	5,441,159.25	58.45%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,019,727.79	10.95%

SHORT DURATION TAX-FREE FUND CLASS A SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	3,575,943.14	13.25%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	5,553,968.38	20.57%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	2,538,589.13	9.40%

	FIRST CLEARING LLC SAINT LOUIS, MO	3,560,651.16	13.19%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	1,456,484.53	5.39%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	3,965,738.16	14.69%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO CA	1,497,135.36	5.55%

CLASS B SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	747.63	66.62%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	369.12	32.89%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	762,585.11	14.70%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	340,859.91	6.57%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	528,617.75	10.19%

	FIRST CLEARING LLC SAINT LOUIS, MO	1,126,747.98	21.72%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	280,272.97	5.40%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	1,579,768.65	30.46%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	1,603,380.29	90.04%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	169,441.34	9.52%

INSTITUTIONAL SHARES	SUNTRUST BANK MUTUAL FUNDS OAKS PA	22,644,964.89	6.13%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	273,052,545.63	73.87%

SERVICE SHARES	GOLDMAN SACHS DIRECT ACCTS MEHRAN BAJOGHLI & MEHDI BAJOGHLI JT TEN MCLEAN VA	4,546.15	22.05%

	CETERA FINANCIAL INSTITUTIONS LLC CETERA INVESTMENT SERVICES FBO DOUGLAS FREY ST CLOUD MN	14,995.29	72.73%

SMALL CAP EQUITY INSIGHTS FUND CLASS A SHARES	PERSHING LLC JERSEY CITY, NJ	184,871.76	7.11%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	244,023.03	9.39%

	EDWARD JONES SAINT LOUIS, MO	247,837.14	9.53%

	HARTFORD LIFE INSURANCE COMPANY WINDSOR CT	192,540.35	7.41%

	GWFS EQUITIES INC GREENWOOD VLG CO	150,913.01	5.80%

CLASS B SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	3,652.37	10.23%

	FIRST CLEARING LLC SAINT LOUIS, MO	6,779.34	18.99%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	3,694.62	10.35%

	PERSHING LLC JERSEY CITY, NJ	3,146.12	8.81%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	11,334.05	31.75%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	125,189.71	11.80%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	80,005.16	7.54%

	FIRST CLEARING LLC SAINT LOUIS, MO	75,311.11	7.10%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	58,855.73	5.55%

CLASS IR SHARES	GWFS EQUITIES INC GREENWOOD VILLAGE CO	74,199.79	16.24%

	GWFS EQUITIES INC FBO ST ALEXIUS MEDICAL CENTER RETIREMENT PLAN GREENWOOD VILLAGE CO	356,368.66	77.99%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PROTFOLIO BOSTON, MA	1,423,602.56	15.73%

	GOLDMAN SACHS TRUST FBO GOLDMAN SACHS BALANCED STRATEGY BOSTON, MA	699,486.07	7.73%

	GOLDMAN SACHS TRUST FBO GOLDMAN SACHS GROWTH & INCOME STRATEGY BOSTON, MA	1,684,495.59	18.61%

	GOLDMAN SACHS TRUST GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO BOSTON, MA	1,268,227.07	14.01%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	1,247,135.10	13.78%

	GOLDMAN SACHS TRUST GOLDMAN SACHS GROWTH STRATEGY BOSTON, MA	2,111,607.20	23.33%

SERVICE SHARES	SEI PRIVATE TRUST COMPANY OAKS PA	44,669.75	28.76%

	PRINCOR FINANCIAL SERVICES CORP DES MOINES IA	36,062.61	23.22%

	TRUSTMARK NATIONAL BANK FBO JACKSON, MS	10,198.54	6.57%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	56,591.67	36.44%

SMALL CAP GROWTH INSIGHTS FUND CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	63,253.02	6.31%

	PERSHING LLC JERSEY CITY, NJ	58,777.59	5.86%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	53,944.99	5.38%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	26,322.76	9.89%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	25,931.45	9.74%

INSTITUTIONAL SHARES	UBS FINANCIAL SERVICES INC. WILIMGINTON TRUST RISC TRUSTEE FBO FLUSHING SAVINGS BANK NQ PLANS PHOENIX, AZ	52,961.01	13.00%

	RELIANCE TRUST CO ATLANTA, GA	20,803.04	5.11%

	UBS FINANCIAL SERVICES INC. WILIMGINTON TRUST RISC TRUSTEE FBO FLUSHING SAVINGS BANK NQ PLANS PHOENIX, AZ	106,432.90	26.13%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	107,567.08	26.40%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	1,113.01	11.98%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	7,652.29	82.35%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	527.59	5.68%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	526.04	12.54%

	CANTELLA & CO FARGO, ND	306.27	7.30%

	AMERIPRISE FINANCIAL SERVICES INC MID ATLANTIC TRUST COMPANY FBO BEHAVIORAL DIMENSIONS INC 401K PSP & TR PITTSBURGH, PA	381.88	9.10%

	EDWARD JONES MID ATLANTIC TRUST COMPANY FBO DEAN HONDA 401K PSP & TRT PITTSBURGH, PA	981.52	23.40%

	LPL FINANCIAL CORPORATION LESLIE HUEY FBO MED INVESTIGATIONS INC 401K PSP & TR FAIR OAKS, CA	1,352.61	32.24%

SMALL CAP VALUE FUND CLASS A SHARES	EDWARD JONES SAINT LOUIS, MO	1,824,509.04	8.15%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	5,019,677.86	22.42%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	1,440,825.42	6.44%

	HARTFORD LIFE INSURANCE COMPANY WINDSOR, CT	1,706,733.42	7.62%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	3,861.90	5.24%

	EDWARD JONES SAINT LOUIS, MO	32,796.76	44.48%

	PERSHING LLC JERSEY CITY, NJ	4,474.25	6.07%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	4,258.26	5.77%

	FIRST CLEARING LLC SAINT LOUIS, MO	8,841.67	11.99%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	195,691.08	12.86%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	159,423.94	10.48%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	160,044.98	10.52%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	330,030.45	21.69%

	FIRST CLEARING LLC SAINT LOUIS, MO	170,480.98	11.21%

CLASS IR SHARES	PRINCOR FINANCIAL SVCS CORP DES MOINES IA	87,755.43	6.21%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	85,454.62	6.05%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	229,560.35	16.25%

	SAXON & CO. PHILADELPHIA, PA	229,262.40	16.23%

CLASS R SHARES	HARTFORD LIFE INSURANCE COMPANY WINDSOR, CT	651,147.24	33.69%

	ADP/BROKER DEALER INC BOSTON, MA	275,469.71	14.25%

	PRINCOR FINANCIAL SVCS CORP DES MOINES, IA	157,268.74	8.14%

	PRINCOR FINANCIAL SVCS CORP DES MOINES, IA	104,974.77	5.43%

SMALL CAP VALUE INSIGHTS FUND CLASS A SHARES	PERSHING LLC JERSEY CITY, NJ	212,468.60	7.38%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	209,388.02	7.27%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	243,713.35	8.46%

CLASS C SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	58,503.40	8.18%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	53,204.01	7.44%

	PERSHING LLC JERSEY CITY, NJ	43,460.39	6.08%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	47,950.65	6.71%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	63,734.43	8.92%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	76,885.21	10.76%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	19,589.40	55.97%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	3,715.17	10.62%

	ADP/BROKER DEALER INC BOSTON, MA	6,055.14	17.30%

	AMERIPRISE FINANCIAL SERVICES INC COUSNEL TRUST DBA MATC FBO HARVARD MANAGEMENT SOLUTIONS 401K PSP & TR PITTSBURGH, PA	2,550.72	7.29%

CLASS R SHARES	PJ ROBB VARIABLE CORP FRONTIER TRUST COMPANY FBO E-MARKETS INC 401K PLAN FARGO, ND	2,711.55	8.19%

	PJ ROBB VARIABLE CORP FRONTEIR TRUST COMPANY FBO THE HALL COMPANY INC 401K PLAN FARGO, ND	7,023.25	21.21%

	TD AMERITRADE CLEARING INC DENVER, CO	3,785.39	11.43%

	MORGAN STANLEY SMITH BARNEY LLC DENNIS R CULLER FBO WIELGLUS PRODDUCT MODELS INC 401K PSP & TR CHICAGO, IL	4,106.08	12.40%

	NATIONAL FINANCIAL SERVICES LLC FIIOC FBO M J KELLY COMPANY 401(K) PSP COVINGTON, KY	4,437.39	13.40%

	NATIONAL FINANCIAL SERVICES LLC FIICO FBO GARNER WINDOW & DOOR 401(K) PSP COVINGTON, KY	2,717.43	8.21%

INSTITUTIONAL SHARES	NATIONWIDE INVESTMENT SERVICES COLUMBUS, OH	31,273.58	9.49%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	147,829.54	44.84%

	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	37,050.40	11.24%

	TD AMERITRADE CLEARING INC OMAHA, NE	55,496.11	16.83%

	FIRST CLEARING LLC SAINT LOUIS, MO	21,293.24	6.46%

	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	3,284,241.87	6.18%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	11,628,242.97	21.87%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	4,850,762.92	9.12%

	JP MORGAN CLEARING CORP BROOKLYN, NY	5,519,415.17	10.38%

SERVICE SHARES	SEI PRIVATE TRUST COMPANY OAKS PA,	258,708.02	8.02%

	AMERICAN UNITED LIFE INSURANCE CO INDIANAPOLIS, IN	1,077,480.20	33.38%

	SECURITY BENEFIT LIFE INSURANCE CO TOPEKA, KS	204,868.32	6.35%

	GUARDIAN INSURANCE & ANNUITY CORP BETHLEHEM, PA	263,816.11	8.17%

	HARTFORD LIFE INSURANCE COMPANY WEATOGUE, CT	186,680.33	5.78%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	225,104.96	6.97%

SMALL/MID CAP GROWTH FUND CLASS A SHARES	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	3,410,666.48	11.72%

	EDWARD JONES SAINT LOUIS, MO	1,624,799.71	5.58%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,899,804.49	6.53%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	8,111,224.91	27.87%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	1,704,754.16	5.86%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	3,750,635.88	12.89%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	64,152.00	24.18%

	PERSHING LLC JERSEY CITY, NJ	16,045.96	6.05%

	EDWARD JONES SAINT LOUIS, MO	55,976.57	21.10%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	33,586.95	12.66%

	FIRST CLEARING LLC SAINT LOUIS, MO	26,923.20	10.15%

CLASS C SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	808,941.80	9.89%

	FIRST CLEARING LLC SAINT LOUIS, MO	936,713.29	11.45%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	1,348,528.88	16.48%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,254,613.41	15.34%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	965,839.23	11.81%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	1,549,463.33	18.94%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	2,233,343.19	48.79%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	1,734,642.09	37.89%

	PERSHING LLC JERSEY CITY, NJ	315,617.89	6.89%

CLASS R SHARES	HARTFORD SECURITIES DIST CO INC HARTFORD ,CT	192,804.55	14.69%

	GWFS EQUITIES INC EMJAY CORPORATION FBO PLANS OF RSPA CUSTOMERS GREENWOOD VLG CO	74,635.05	5.69%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	114,873.07	8.75%

	HARTFORD LIFE INSURANCE COMPANY WINDSOR CT	586,837.72	44.72%

INSTITUTIONAL SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	3,653,700.33	10.18%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	6,688,767.15	18.64%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	9,112,896.89	25.39%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	5,621,929.74	15.66%

	CHARLES SCHWAB & CO INC SAN FRANCISCO CA	3,346,230.98	9.32%

	FIRST CLEARING LLC SAINT LOUIS, MO	2,325,518.24	6.48%

SERVICE SHARES	GWFS EQUITIES INC GREENWOOD VILLAGE, CO	119,839.74	24.94%

	FIRST CLEARING LLC SAINT LOUIS, MO	42,661.81	8.88%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	301,380.06	62.73%

STRATEGIC GROWTH FUND CLASS A SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	2,947,274.03	40.88%

	WELLS FARGO BANK NA/WACHOVIA CHARLOTTE, NC	1,154,166.11	16.01%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	644,774.46	8.94%

	EDWARD JONES SAINT LOUIS, MO	498,372.16	6.91%

CLASS B SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	8,212.22	8.64%

	EDWARD JONES SAINT LOUIS, MO	19,537.90	20.56%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	17,908.49	18.84%

	FIRST CLEARING LLC SAINT LOUIS, MO	14,035.70	14.77%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	6,116.80	6.44%

CLASS C SHARES	UBS FINANCIAL SERVICES INC WEEHAWKEN,NJ	45,990.10	5.32%

	RBC CAPITAL MARKETS CORPORATION MINNEAPOLIS, MN -	48,834.25	5.65%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	64,567.06	7.47%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	201,604.46	23.31%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	253,003.30	29.26%

	FIRST CLEARING LLC SAINT LOUIS, MO	89,085.96	10.30%

CLASS IR SHARES	NFP SECURITIES INC FIIOC FBO UNVIERSITY EMERGENCY MEDICINE FOUNDATION INC 401K PLAN COVINGTON, KY	6,999.94	11.49%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	44,852.46	73.60%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	7,046.99	11.56%

CLASS R SHARES	MORGAN STANLEY SMITH BARNEY LLC FRONTEIR TRUST COMPANY FBO ANTHONYS PIZZA HOLDING COMPANY LLC FARGO, ND	40.65	9.28%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	397.36	90.72%

INSTITUTIONAL SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	1,739,706.73	9.01%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	7,113,013.93	36.84%

	GOLDMAN SACHS TRUST GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO BOSTON, MA	1,544,082.72	8.00%

	GOLDMAN SACHS TRUST GOLDMAN SACHS TRUST GROWTH & INCOME STRATEGY CORE FIXED INCOME BOSTON, MA	2,461,638.15	12.75%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,300,035.15	6.73%

	GOLDMAN SACHS TRUST GOLDMAN SACHS TRUST GROWTH STRAEGY CORE FIXED INCOME FUND BOSTON, MA	2,970,541.79	15.39%

SERVICE SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	936.72	14.12%

	MSCS FINANCIAL SERVICES LLC MG TRUST COMPANY CUSTOMER FBO ROBBINS TESAR, INC. 401K PLAN DENVER, CO	1,530.79	23.07%

	LINCOLN FINANCIAL ADVISORS CONCORD, NH	3,715.28	55.99%

STRATEGIC INCOME FUND CLASS A SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	6,985,849.87	5.42%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	32,108,448.68	24.90%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	12,782,431.28	9.91%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO ,CA	12,566,182.82	9.74%

	PERSHING LLC JERSEY CITY, NJ	6,920,671.46	5.37%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	26,430,122.30	20.49%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	7,630,077.38	5.92%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	9,990,963.82	26.91%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	3,019,336.44	8.13%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	3,723,425.87	10.03%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	7,738,230.99	20.84%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	2,659,034.19	7.16%

	FIRST CLEARING LLC SAINT LOUIS, MO	6,241,712.98	16.81%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	9,135,488.82	42.84%

	RBC CAPITAL MARKETS CORPORATION MINNEAPOLIS, MN -	2,120,915.68	9.95%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	8,491,814.69	39.82%

CLASS R SHARES	MORGAN STANLEY SMITH BARNEY LLC FRONTIER TRUST COMPANY FBO TIOGA HARDWOODS INC 401K PSP FARGO ND	19,387.33	68.27%

	NATIONAL FINANCIAL SERVICES LLC FIIOC FOB TRI-STATE DESIGN & DEVELOPMENTS INC RETIREEMENT SAVINGS PROGRAM COVINGTON, KY	1,663.08	5.86%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	4,209.43	14.82%

INSTITUTIONAL SHARES	CHARLES SCHWAB & CO INC SAN FRANCISCO,CA	41,515,484.14	10.80%

	FIRST CLEARING LLC SAINT LOUIS, MO	35,085,436.21	9.13%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	35,781,350.54	9.31%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	131,442,455.87	34.21%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	33,095,227.04	8.61%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	50,593,753.22	13.17%

STRATEGIC INTERNATIONAL EQUITY FUND CLASS B SHARES	PERSHING LLC JERSEY CITY, NJ	18,809.02	8.30%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	25,540.97	5.55%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	52,192.83	11.34%

	FIRST CLEARING LLC SAINT LOUIS, MO	36,067.88	7.84%

CLASS IR SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	665.50	11.68%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	4,459.93	78.30%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	570.57	10.02%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	641.22	52.52%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	578.70	47.40%

INSTITUTIONAL SHARES	GOLDMAN SACHS ASSET MANAGEMENT LP CINCINNATI, OH	325,671.64	13.93%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	1,859,445.87	79.52%

STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND CLASS A SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	27,092.44	5.87%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	46,342.24	10.03%

	TD AMERITRADE CLEARING INC OMAHA, NE	97,254.61	21.06%

	PERSHING LLC JERSEY CITY, NJ	201,229.56	43.57%

	GENWORTH FINANCIAL TRUST COMPANY PHOENIX AZ	33,100.58	7.17%

CLASS C SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	1,334.13	31.63%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,091.68	25.89%

	MICHIGAN SECURITIES JAMES M LYLES & VICI M LYLES JT WRO HOLLY, MI	1,527.83	36.23%

	EDWARD JONES SAINT LOUIS, MO	263.46	6.25%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	2,355,936.60	10.72%

	GOLDMAN SACHS & CO GOLDMAN SACHS TAX ADVANTAGED GLOBAL EQUITY PORTFOLIO BOSTON, MA	19,583,690.59	89.14%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	23,038.58	99.32%

STRUCTURED TAX-MANAGED EQUITY FUND CLASS A SHARES	M&I TRUST CO NA MILWAUKEE, WI	154,279.78	6.72%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	179,123.21	7.80%

	PERSHING LLC JERSEY CITY, NJ	277,156.41	12.07%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	309,064.25	13.46%

	EDWARD JONES SAINT LOUIS, MO	395,247.04	17.22%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	283,211.25	12.34%

	FIRST CLEARING LLC SAINT LOUIS, MO	116,191.60	5.06%

CLASS B SHARES	EDWARD JONES SAINT LOUIS, MO	11,347.52	24.20%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	4,261.43	9.09%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	14,590.32	31.11%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	5,651.49	12.05%

	FIRST CLEARING LLC SAINT LOUIS, MO	2,920.70	6.23%

CLASS C SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	133,736.48	18.42%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	55,938.96	7.70%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	65,597.38	9.03%

	STIFEL NICOLAUS SAINT LOUIS, MO	37,102.23	5.11%

	FIRST CLEARING LLC SAINT LOUIS, MO	164,587.13	22.66%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	99,614.82	13.72%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	47,394.34	96.49%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO GOLDMAN SACHS TAX ADVANTAGED GLOBAL EQUITY PORTFOLIO BOSTON, MA	25,526,979.31	95.59%

SERVICE SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	3,145.83	99.97%

TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO CLASS A SHARES	BARCLAYS CAPITAL INC JERSEY CITY, NJ	5,222.47	30.83%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	4,437.47	26.20%

	FIRST CLEARING LLC SAINT LOUIS, MO	6,950.58	41.03%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	56,090,118.96	89.44%

TECHNOLOGY TOLLKEEPER FUND CLASS A SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	1,344,906.99	8.55%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	1,337,052.88	8.50%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	895,442.86	5.69%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	1,779,979.43	11.31%

	PERSHING LLC JERSEY CITY, NJ	977,526.13	6.21%

	TD AMERITRADE CLEARING INC OMAHA NE	1,063,084.27	6.75%

CLASS B SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	28,036.65	6.22%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	49,952.16	11.08%

	PERSHING LLC JERSEY CITY, NJ	51,766.69	11.49%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	721,150.49	19.43%

	FIRST CLEARING LLC SAINT LOUIS, MO	492,981.29	13.28%

	UBS FINANCIAL SERVICES INC WEEHAWKEN NJ	189,220.74	5.10%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	365,972.57	9.86%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	133,067.69	78.76%

	LPL FINANCIAL CORPORATION SAN DIEGO, CA	18,933.70	11.21%

INSTITUTIONAL SHARES	SEI PRIVATE TRUST COMPANY OAKS, PA	446,840.62	10.15%

	WELLS FARGO BANK NA CHARLOTTE, NC	336,934.48	7.66%

	AMERICAN UNITED LIFE INSURANCE CO INDIANAPOLIS, IN	443,391.86	10.07%

	AMERICAN UNITED LIFE INSURANCE CO INDIANAPOLIS, IN	271,455.02	6.17%

	FIRST CLEARING LLC SAINT LOUIS, MO	228,786.54	5.20%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	491,602.00	11.17%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	1,385,448.69	31.48%

SERVICE SHARES	AMERICAN UNITED LIFE INSURANCE CO INDIANAPOLIS, IN	400,882.25	58.74%

	AMERICAN UNITED LIFE INSURANCE CO INDIANAPOLIS, IN	99,292.61	14.55%

	GWFS EQUITIES INC GREENWOOD VILLAGE, CO	49,632.93	7.27%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	50,036.61	7.33%

U.S. EQUITY DIVIDEND AND PREMIUM FUND INSTITUTIONAL SHARES	SAXON & CO. PHILADELPHIA, PA	8,097,721.76	8.47%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	54,991,029.06	57.52%

	GOLDMAN SACHS & CO GOLDMAN SACHS ENCHANCED DIVIDEND GLBOAL EQUTIY PORTFOLIO BOSTON, MA	10,396,115.13	10.87%

U.S. EQUITY FUND CLASS A SHARES	PERSHING LLC JERSEY CITY, NJ	11,411.29	6.27%

	EDWARD JONES SAINT LOUIS, MO	39,525.39	21.73%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	16,482.42	9.06%

	CHARLES SCHWAB & COMPANY SAN FRANCISCO, CA	56,468.88	31.05%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	38,684.66	21.27%

CLASS C SHARES	EDWARD JONES SAINT LOUIS, MO	2,505.25	23.76%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	1,127.90	10.70%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	4,324.30	41.02%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,013.76	9.62%

	PERSHING LLC JERSEY CITY, NJ	1,414.22	13.41%

INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	34,365.59	5.91%

	MID ATLANTIC CAPITAL CORP TALLAHASSEE, FL	106,351.22	18.30%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	246,852.01	42.47%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	169,370.27	29.14%

CLASS IR SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,034.67	8.80%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	4,661.15	39.66%

CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	6,057.44	51.54%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,019.64	29.38%

	RAYMOND JAMES & ASSOCIATES FRONTIER TRUST COMPANY FBO HAMLETT ENVIRONEMNTAL TECHNOLOGY FARGO, ND	2,451.25	70.62%

U.S. EQUITY INSIGHTS FUND CLASS A SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	424,403.93	5.57%

	EDWARD JONES SAINT LOUIS, MO	1,141,967.40	14.99%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	438,057.14	5.75%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	48,035.47	19.20%

	PERSHING LLC JERSEY CITY, NJ	14,320.34	5.72%

	EDWARD JONES SAINT LOUIS, MO	12,619.49	5.05%

CLASS C SHARES	FIRST CLEARING LLC SAINT LOUIS, MO	104,305.99	9.31%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	59,813.34	5.34%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	103,644.05	9.25%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	107,281.05	9.58%

CLASS IR SHARES	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	4,999.76	30.78%

	MID ATLANTIC CAPITAL CORP MID ATLANTIC TRUST COMPANY FBO VIAN ENTERPRISES INC 401K PSP & TR PITTSBURGH, PA	10,865.17	66.88%

CLASS R SHARES	ADP/BROKER DEALER INC BOSTON, MA	886.97	7.41%

	JANNEY MONTGOMERY SCOTT INC MG TRUST COMPANY CUSTOMER FBO THE DERMATOLOGY GROUP, LLC DENVER ,CO	6,363.62	53.19%

	EDWARD JONES COUNSEL TRUST DBA MATC FBO MON-RAY INC. PITTSBURGH, PA	4,140.66	34.61%

INSTITUTIONAL SHARES	GWFS EQUITIES INC EMJAY CORPORATION CUSOTDIAN FBO PLANS OF RSPA CUSTOMER GREENWOOD VILLAGE, CO	114,961.59	6.24%

	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	251,498.47	13.66%

	GOLDMAN SACHS & CO SALT LAKE CITY, UT	1,262,247.79	68.56%

SERVICE SHARES	MSCS FINANCIAL SERVICES LLC FULTON BANK, NA FBO SAUBELS MARKETS, INC. LANCASTER, PA	10,941.29	33.48%

	TCA TRUSTCORP AMERICA WASHINGTON, DC	15,453.97	47.29%

	MSCS FINANCIAL SERVICES LLC FULTON BANK, NA FBO LIFE CARE INSTITUTE, INC. LANCASTER, PA	1,798.56	5.50%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	2,203.04	6.74%

U.S. MORTGAGES FUND CLASS A SHARES	PERSHING LLC JERSEY CITY, NJ	290,496.83	72.30%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	54,442.95	13.55%

CLASS IR SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	101.98	20.77%

	LPL FINANCIAL CORPORATION FRONTIER TRUST COMPANY FBO TREELINE CONSULTING 401K FARGO, ND	389.11	79.23%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO SALT LAKE CITY, UT	934,454.91	81.36%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	117,332.39	10.22%

US EQUITY DIVIDEND & PREMIUM FUND CLASS IR SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	2,117,029.46	81.98%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	309,624.72	11.99%

CLASS A SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	1,303,978.09	8.83%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	6,094,900.72	41.28%

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	2,164,639.47	14.66%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	743,909.62	5.04%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	1,293,425.72	8.76%

CLASS C SHARES	LPL FINANCIAL CORPORATION SAN DIEGO, CA	368,276.86	6.78%

	FIRST CLEARING LLC SAINT LOUIS, MO	735,476.99	13.54%

	MERRILL LYNCH PIERCE FENNER JACKSONVILLE, FL	1,365,762.34	25.14%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	765,921.33	14.10%

	RAYMOND JAMES & ASSOCIATES ST PETERSBURG, FL	384,174.57	7.07%

	MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	826,387.87	15.21%

	UBS FINANCIAL SERVICES INC WEEHAWKEN, NJ	429,359.61	7.90%

VIT CORE FIXED INCOME FUND SERVICE SHARES	COMMONWEALTH ANNUITY & LIFE WORCESTER, MA	638,603.00	5.43%

	COMMONWEALTH ANNUITY & LIFE SOUTHBOROUGH, MA	11,131,725.99	94.57%

INSTITUTIONAL SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	2,305.40	100.00%

VIT EQUITY INDEX FUND SERVICE SHARES	COMMONWEALTH ANNUITY & LIFE WORCESTER, MA	1,115,958.36	7.60%

	COMMONWEALTH ANNUITY & LIFE SOUTHBOROUGH, MA	13,570,663.22	92.40%

VIT GLOBAL MARKETS NAVIGATOR FUND SERVICE SHARES	SECURIAN FINANCIAL SERVICES INC SAINT PAUL, MN	310,057.26	5.84%

	THE OHIO NATIONAL LIFE INS CO CINCINNATI, OH	4,620,121.98	86.97%

VIT GROWTH OPPORTUNITIES FUND SERVICE SHARES	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	8,877,199.41	37.67%

	COMMONWEALTH ANNUITY & LIFE SOUTHBOROUGH, MA	13,220,950.48	56.10%

INSTITUTIONAL SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	3,263.71	100.00%

VIT HIGH QUALITY FLOATING RATE FUND INSTITUTIONAL SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	2,371.58	100.00%

SERVICE SHARES	COMMONWEALTH ANNUITY & LIFE SOUTHBOROUGH, MA	3,744,014.45	55.71%

	SECURIAN FINANCIAL SERVICES INC MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL, MN	2,715,385.70	40.40%

VIT LARGE CAP VALUE FUND INSTITUTIONAL SHARES	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	5,475,693.11	18.89%

	THE OHIO NATIONAL LIFE INS CO CINCINNATI, OH	20,175,979.25	69.62%

SERVICES SHARES	LINCOLN FINANCIAL DISTRIBUTORS FORT WAYNE, IN	13,237,793.66	21.42%

	THE OHIO NATIONAL LIFE INS CO CINCINNATI, OH	33,644,267.51	54.44%

	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	13,668,008.59	22.12%

VIT MID CAP VALUE FD SERVICE SHARES	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	6,779,560.32	43.25%

	COMMONWEALTH ANNUITY & LIFE SOUTHBOROUGH, MA	5,541,336.32	35.35%

	AXA EQUITABLE LIFE INS CO NEW YORK, NY	831,230.69	5.30%

	AXA EQUITABLE LIFE INS CO NEW YORK, NY	1,032,910.55	6.59%

INSTITUTIONAL SHARES	NATIONWIDE INVESTMENT SERVICES COLUMBUS, OH	3,001,506.44	8.24%

	NATIONWIDE INVESTMENT SERVICES COLUMBUS, OH	2,847,855.28	7.82%

	LIFE OF VIRGINIA RICHMOND, VA	3,544,915.77	9.73%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	19,066,000.49	52.34%

VIT MONEY MARKET FUND SERVICE SHARES	CAPITAL BROKERAGE CORP RICHMOND, VA	212,360,215.92	62.83%

	COMMONWEALTH ANNUITY & LIFE SOUTHBOROUGH, MA	106,325,500.88	31.46%

	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	9,700,761.30	43.18%

	COMMONWEALTH ANNUITY & LIFE SOUTHBOROUGH, MA	10,658,009.34	47.44%

VIT STRATEGIC GROWTH FUND	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	2,585,550.91	36.52%

	LINCOLN FINANCIAL DISTRIBUTORS FORT WAYNE, IN	436,866.63	6.17%

	FARMERS NEW WORLD LIFE INS CO MERCER ISLAND, WA	760,956.67	10.75%

	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	606,585.53	8.57%

	THE OHIO NATIONAL LIFE INS CO CINCINNATI, OH	836,487.41	11.82%

	MASS MUTUAL LIFE INS SPRINGFIELD, MA	449,710.48	6.35%

	AIG LIFE INSURANCE CO HOUSTON, TX	388,901.66	5.49%

VIT STRATEGIC INTERNATIONAL EQUITY FUND SERVICE SHARES	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	6,240,178.49	41.10%

	COMMONWEALTH ANNUITY & LIFE SOUTHBOROUGH, MA	8,103,375.39	53.38%

INSTITUTIONAL SHARES	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	727,312.50	12.14%

	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	4,741,646.48	79.13%

VIT STRUCTURED SMALL CAP EQUITY FUND INSTITUTIONAL SHARES	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	863,055.83	14.14%

	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	2,282,765.68	37.41%

	PRINCOR FINANCIAL SVCS CORP DES MOINES, IA	433,920.79	7.11%

	ALLSTATE LIFE INSURANCE TOPEKA, KS	579,087.25	9.49%

	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	429,828.48	7.04%

SERVICE SHARES	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	1,625,492.88	97.80%

VIT STRUCTURED U.S. EQUITY FUND INSTITUTIONAL SHARES	PROTECTIVE LIFE INSURANCE CO BIRMINGHAM, AL	2,530,204.30	12.79%

	AMERIPRISE FINANCIAL SERVICES INC MINNEAPOLIS, MN	12,654,756.15	63.99%

	THE OHIO NATIONAL LIFE INS CO CINCINNATI, OH	2,112,921.99	10.68%

SERVICE SHARES	COMMONWEALTH ANNUITY & LIFE SOUTHBOROUGH, MA	7,082,430.08	90.84%

WORLD BOND FUND CLASS A SHARES	EDWARD JONES SAINT LOUIS, MO	8,153.80	89.04%

	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,003.55	10.96%

CLASS C SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,000.19	100.00%

CLASS IR SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,005.43	100.00%

CLASS R SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,001.88	100.00%

INSTITUTIONAL SHARES	GOLDMAN SACHS GROUP SEED ACCOUNTS BANGALORE, INDIA	1,202,714.05	99.79%

*	The entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although the entity generally does not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

EXHIBIT C

NOMINATING COMMITTEE CHARTER

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

GOLDMAN SACHS CREDIT STRATEGIES FUND

Organization and Purpose

The Trustees of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, and Goldman Sachs Credit Strategies Fund (together the “Trusts” or the “Funds”) have established a Governance and Nominating Committee (the “Committee”), comprising all of the independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman, Sachs & Co.; (b) are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Funds except in their capacities as members of the Board of Trustees or committees thereof (Board and committee members serving the Funds in additional capacities, e.g., as Chairman of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board of Trustees in matters involving mutual fund governance and industry best practices; (2) with respect to the selection and nomination of independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board of Trustees from time to time on ways to improve its effectiveness.

Statement of Board Policy

The mission of the Board of Trustees is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board of Trustees that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of mutual fund governance.

Summary of Committee Responsibilities

The Committee will have the following responsibilities:

•	Make recommendations to the Board of Trustees with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management.

•	Monitor the governance policies set forth in the Trustee Charter adopted by the Board of Trustees, and recommend such changes to those policies as the Committee deems appropriate from time to time.

•	Make recommendations to the Board of Trustees regarding its size, structure and composition as well as qualifications for Board membership.

•	Make recommendations to the Board of Trustees with respect to the Board’s committee structure, committee membership and chairmanship.

•	Monitor the Funds’ standards of Trustee independence.

•

Oversee and review the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommend such actions as the Committee deems appropriate.

•	Keep informed of regulatory changes and industry practices relating to mutual fund governance and recommend such changes as the Committee deems appropriate.

•	Oversee the continuing education of incumbent and new independent Trustees.

•	Review periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

•	Select and nominate candidates for election or appointment as non-interested members of the Board of Trustees as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board of Trustees and shareholders that the Funds’ governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Governance and Nominating Committee Charter on the basis of information and advice provided or representations made to it by the management of the Funds, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

Selection and Nomination of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as independent Trustees of the Trusts. In connection with the selection and nomination of candidates to the Board of Trustees, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Trusts’ investment advisers, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor,

(b)	reputation;

(c)	ability to attend scheduled Board and Committee meetings;

(d)	general availability to attend to Board business on short notice;

(e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trusts;

(f)	length of potential service;

(g)	commitment to the representation of the interests of the Funds and their shareholders;

(h)	commitment to maintaining and improving Trustee skills and education; and

(i)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Trusts and such other persons as the Committee deems appropriate.

Additional Matters

•

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

•	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Trustees.

•

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

•

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the committee deems appropriate in connection with the performance of its responsibilities.

•	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

•	The Funds will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

•

Except as otherwise provided by the Board of Trustees or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of a majority of Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee by e-mail, facsimile or other similar electronic mechanism.

•	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Adopted:	January 29, 2003

Revised:	June 14, 2007 February 12, 2013

[Form of Proxy]

GOLDMAN SACHS TRUST GOLDMAN SACHS VARIABLE INSURANCE TRUST C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<MXXXXX>-x#####	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. Election of Trustees Nominees:
01) Donald C. Burke 04) James A. McNamara 02) Joseph P. LoRusso 05) Roy W. Templin	☐	☐	☐
03) Herbert J. Markley

The Board of Trustees recommends you vote FOR the following proposals:		For	Against	Abstain

2.	To approve a change to each Fund’s concentration policy to permit (but not require) the Fund to invest up to 35% of its total assets in the securities of issuers conducting their principal business activities in the same industry if, at the time of investment, that industry represents 20% or more of the Fund’s benchmark index.	☐	☐	☐

3.	To approve a change to each Fund’s concentration policy to permit (but not require) the Fund to invest more than 25% of its total assets in obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such bank obligations.	☐	☐	☐

4 .	To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.	☐	☐	☐

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. Allholders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

[Form of Proxy]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be

held on October 15, 2013:

The Joint Proxy Statement is available online at www.proxyvote.com.

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF TRUSTEES

The undersigned shareholder of the Fund(s) hereby appoints Caroline Kraus, Secretary of the Trust, and Scott McHugh, Treasurer and Senior Vice President of the Trust, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund(s) standing in the name of the undersigned at the close of business on August 5, 2013 at a Special Meeting to be held on October 15, 2013 at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, Jersey City, NJ 07303, Room N2 on the 21st Floor at 4:00 pm (Eastern time), and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Joint Proxy Statement for the Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[Form of Notice of Internet Availability of Proxy Materials]

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on October 15, 2013.

GOLDMAN SACHS TRUST

GOLDMAN SACHS TRUST

C/O PROXY SERVICES

P.O. BOX 9112

FARMINGDALE, NY 11735

Meeting Information

  Meeting Type:                 Special Meeting

  For holders as of:         August 5, 2013

  Date:   October 15, 2013         Time:   4:00 PM (Eastern Time)

Location:	Goldman Sachs Asset Management, L.P.

    30 Hudson Street

    21st Floor, Room N2

    Jersey City, NJ 07302

  For Directions to attend the meeting, please call the following toll-free phone number: 1-800-621-2550

Notice is hereby given that a Special Meeting of the Goldman Sachs Trust will be held at the time, date and location stated above. You are receiving this communication because you hold shares in one or more Funds of the Goldman Sachs Trust and are eligible to vote at this Special Meeting (or any adjournment or postponement thereof). Included with this notice is an agenda describing the proposals for which you are entitled to vote. You will receive a separate agenda page for each of your fund accounts.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M62104-S09354

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF SPECIAL MEETING AND JOINT PROXY STATEMENT (INCLUDES SHAREHOLDER LETTER)

How to View Online:

Have the information that is printed in the box marked by the arrow è (located on the following page(s)) available and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL:*	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è (located on the following page(s)) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 1, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card, voting instruction form or brokerage statement showing your holdings of Fund shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è (located on the following page(s)) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M62105-S09354

[Fund Name]

Voting Items

The Board of Trustees recommends you vote FOR

the following:

1.	Election of Trustees

Nominees:

01)	Donald C. Burke
02)	Joseph P. LoRusso
03)	Herbert J. Markley
04)	James A. McNamara
05)	Roy W. Templin

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

è
[Shareholder Name And Address]

M62106-S09354